Exhibit 10.1

AGREEMENT OF PURCHASE AND SALE

THE SELLER PARTIES

Identified herein

"SELLER"

ASHFORD HOSPITALITY LIMITED PARTNERSHIP,

a Delaware limited partnership

"BUYER"

AGREEMENT OF PURCHASE AND SALE

EXHIBIT "A" - Legal Description of Land
EXHIBIT "B" - Assignment and Assumption of Intangible Property
EXHIBIT "C" - Assignment and Assumption of Management Agreements
EXHIBIT "D" - Assignment and Assumption of Operating Agreements
EXHIBIT "E" - Intentionally Left Blank
EXHIBIT "F"- Bill of Sale (Personal Property)
EXHIBIT "G" - Schedule of Assumed Management Agreements
EXHIBIT "H" - Schedule of Operating Agreements
EXHIBIT "I" - Schedule of Operating Leases
EXHIBIT “J” - Schedule of Operating Tenants
EXHIBIT "K" - Purchase Price Allocation Schedule
EXHIBIT "L" - Schedule of Sellers
EXHIBIT “M” - Litigation Schedule
EXHIBIT “N” - Form of New Management Agreements
EXHIBIT “O” - Beverage Facilities Agreement
EXHIBIT “P” - Schedule of Title Objections
EXHIBIT “Q” - Schedule of Properties With Non-Assumed Management Agreements

AGREEMENT OF PURCHASE AND SALE

AGREEMENT OF PURCHASE AND SALE made and entered into as of April 26, 2005, by and between Sellers and Buyer.

DEFINITIONS

For the purposes of this Agreement, the parties agree that the following terms shall have the following meanings:

1.
Accounts Receivable: All accounts receivable relating to the Hotels, other than the Tray Ledgers, accruing prior to the Transfer Time (including, without limitation, receivables and revenues for food, beverage and telephone use).

2.	Agreement: This Agreement of Purchase and Sale by and between Buyer and Sellers providing for the sale and purchase of the Property.

3.
Assignment and Assumption of Ground Lease: An assignment and assumption of the Ground Lease, pursuant to which with respect the Ground Lease (i) the relevant Seller shall assign and transfer to Buyer all of such Seller’s right, title and interest in and to, and Buyer shall assume all of such Seller’s obligations and liabilities under, the Ground Lease first accruing from and after Closing, and (ii) such assignment shall be free and clear of all encumbrances save and except for the Permitted Exceptions relating to the Property which is the subject of the Ground Lease. The Assignment and Assumption of Ground Lease shall be a special warranty assignment in the form as is customary for commercial transaction in the jurisdiction in which the relevant Hotel is located.

4.
Assignment and Assumption of Intangible Property: An assignment and assumption of the Intangible Property in the form attached hereto as Exhibit “B” and by this reference incorporated herein, pursuant to which each Seller and/or Operating Tenant shall assign and transfer to Buyer all of such Seller’s and/or Operating Tenant’s right, title and interest in and to, and Buyer or its operating lessee shall assume all of such Seller’s and/or Operating Tenant’s obligations and liabilities under, the Intangible Property first accruing from and after Closing, to the extent that such assignments are legally and contractually permitted.

5.
Assignment and Assumption of Management Agreements: An assignment and assumption of the Assumed Management Agreements and the Owner Agreements relating thereto in the form attached hereto as Exhibit “C” and by this reference incorporated herein, pursuant to which each Seller and Operating Tenant shall assign and transfer to Buyer or its operating lessee all of such Seller’s and Operating Tenant’s right, title and interest in and to, and Buyer or its operating lessee shall assume all of such Operating Tenant’s obligations and liabilities under, the Assumed Management Agreements and Owner Agreements relating thereto first accruing from and after Closing.

6.
Assignment and Assumption of Operating Agreements: An assignment and assumption of the Operating Agreements in the form attached hereto as Exhibit “D” and by this reference incorporated herein, pursuant to which each Seller and/or Operating Tenant shall assign and transfer to Buyer or its operating lessee all of such Seller’s and/or Operating Tenant’s right, title and interest in and to, and Buyer or its operating lessee shall assume all of such Seller’s and/or Operating Tenant’s obligations and liabilities under, the Operating Agreements first accruing from and after Closing.

7.
Assumed Management Agreements: Those certain Management Agreements between an Operating Tenant and a Manager which are more particularly described on Exhibit “G” attached hereto and by this reference incorporated herein, pursuant to which the Manager manages and operates the applicable Hotel subject to the applicable Assumed Management Agreement. Each of the Assumed Management Agreements is at times herein referred to as an Assumed Management Agreement.

8.
Bill of Sale (Personal Property): A bill of sale in the form attached hereto as Exhibit “F” and by this reference incorporated herein, pursuant to which each Seller and/or Operating Tenant shall transfer and convey to Buyer and/or its operating lessee the Personal Property owned by such Seller and/or Operating Tenant in an “AS IS, WHERE IS” condition and without recourse or express or implied warranty other than such Seller’s and/or Operating Tenant’s limited warranty of title and freedom from encumbrance (other than (i) any liens or mortgages assumed or entered into by Buyer; or (ii) any personal property sales tax or other tax) first accruing from and after the Transfer Time.

9.	Broker: Banc of America Securities LLC.

10.	Buyer: Ashford Hospitality Limited Partnership, a Delaware limited partnership or its Permitted Assignee(s).

11.	Closing: The consummation of the transactions contemplated by this Agreement which shall occur on the Closing Date.

12.	Closing Date: June 17, 2005 or such earlier date agreed to by Sellers and Buyer.

13.	Closing Statement: As defined in Section 4.01.

14.	Data Room Web Site: A secure web site established by Sellers in which various due diligence materials relating to the Property have been or will be made available to Buyer.

15.
Deeds: The deeds pursuant to which each Seller shall convey to Buyer all of such Seller’s right, title and interest in and to the Land and Hotel which such Seller owns free and clear of all encumbrances save and except for the Permitted Exceptions relating to such Land and Hotels. Such Deeds shall be by special warranty deeds in the form as is customary for commercial transactions in the jurisdiction in which each Hotel is located.

16.	Deposit: The sum of Fifteen Million and No/100 Dollars ($15,000,000.00) and any interest accrued thereon.

17.	Effective Date: The date on which this Agreement is executed and accepted by the last of Buyer and all Sellers, such date to be entered into the first paragraph of this Agreement.

18.	Employees: Those individuals employed by Managers at the Hotels.

19.
Escrow Agent: The Talon Group, Orlando Commercial Services Division, a division of First American Title Insurance Company, whose address is 111 North Orange Avenue, Suite 1285, Orlando, Florida 32801, Attention: Michael Moore.

20.
Ground Lease: That certain lease agreement by and between Commonwealth Trust Company, Trustee for Chopin Trust, as landlord, and RFP Group, Inc., dated November 30, 1987, as amended and assigned, pursuant to which the Seller of the Wilmington, Delaware Residence Inn holds a leasehold interest in and to the Hotel and that portion of the Land located in Wilmington, Delaware.

21.
Hotels: The hotel buildings and all accessory buildings and structures, if any, and all fixtures placed on or attached thereto, owned by Sellers and located on the parcels comprising the Land. Each of the Hotels is at times herein referred to individually as a Hotel.

22.	House Funds: Cash on hand at or for the Hotels, including, without limitation, petty cash funds and cashiers’ banks but exclusive of Reserve Funds.

23.
Intangible Property: All of Sellers’ and Operating Tenants’ respective right, title and interest in and to all intangible property in the possession of Sellers and Operating Tenants and used in connection with the Land, Hotels or Personal Property, including without limitation, all licenses and permits (but specifically excluding any and all licenses and permits to sell alcohol), approvals, authorizations and other entitlements, all guaranties and warranties related to the Hotels and the Personal Property or the construction, fabrication or maintenance thereof, all plans and specifications relating to the Improvements and any landscaping, all tradenames, logos, telephone numbers, websites and domains (including access to FTP file content) and signage rights used by Sellers and Operating Tenants in connection with the operation of the Hotels, and all books, records, reports, test results, environmental assessments, surveys and other documents and materials related to Sellers’ and Operating Tenants’ operation of the Hotels and Sellers’ and Operating Tenants’ maintenance and repair of the Property.

24.	Inventory: All inventory located at the Hotels, including without limitation, all mattresses, pillows, bed linens, towels and Operating Supplies.

25.
Knowledge: The actual knowledge of (A) Marcel Verbaas and (B) the current general managers of each of the Hotels (provided that the actual knowledge of such current general manager shall be limited to such general manager’s actual knowledge of matters relating to the Hotel for which such individual serves as the general manager), without any duty of inquiry or investigation, and expressly excluding the knowledge of any other shareholder, partner, member, trustee, beneficiary, director, officer, manager, employee, agent or representative of the Sellers or any of their Affiliates. For the purposes of this definition, the term “actual knowledge” means, with respect to any person, the conscious awareness of such person at the time in question, and expressly excludes any constructive or implied knowledge of such person.

26.	Land: Those certain parcels of land more particularly described in Exhibit “A” annexed hereto and incorporated herein by reference, and all rights and appurtenances thereto.

27.	Management Agreements: The Assumed Management Agreements and the Non-Assumed Management Agreements.

28.	Managers: Each “Manager” of a Hotel under and pursuant to the Management Agreements.

29.
Material Operating Agreements: Those Operating Agreements that (A)(i) require more than thirty (30) days notice to terminate, or (ii) are terminable upon notice of thirty (30) days or less and require payment of a termination fee, and (B) either (i) require aggregate annual payments (including any termination fee) in excess of Twenty Thousand and No/100 Dollars ($20,000.00) per Operating Agreement for any year during the term of such Operating Agreement after the Closing, or (ii) have an unexpired term following the Closing (including any mandatory renewal terms that are exercisable by the counterparty thereto) of more than one (1) year.

30.
Non-Assumed Management Agreements: Those certain Management Agreements between an Operating Tenant and a Manager which relate to the management and operation of the Hotels more particularly described on Exhibit “Q” attached hereto and by this reference incorporated herein pursuant to which the applicable Manager manages and operates the applicable Hotel.

31.
Operating Agreements: All contracts, agreements, leases (including, but not limited to, commercial leases and equipment leases), maintenance agreements and service contracts, to which Sellers are a party, which are in effect on the Closing Date and which relate to the ownership and/or operation of the Hotels, including, without limitation, any such agreements as are listed in Exhibit “H” annexed to this Agreement and incorporated herein by this reference, but specifically excluding the Ground Leases, Operating Leases and the Management Agreements.

32.
Operating Leases: Those certain lease agreements by and between each Seller, as “Landlord”, and each Operating Tenant, as amended, and more particularly described on Exhibit “I” attached hereto and by this reference incorporated herein, pursuant to which each Operating Tenant leases its respective Hotel.

33.
Operations Settlement: A final accounting prepared by Sellers’ and Buyer’s accountants in the period between eight o’clock p.m. (local time) on the day prior to the Closing Date and eight o’clock a.m. (local time) on the Closing Date, the results of which shall be incorporated into the closing statement.

34.
Operating Supplies: Any and all operating supplies, whether consumables or non-consumables, used or consumed in the ordinary course of business at the Hotels and owned by Sellers or Operating Tenants, including without limitation, paper products, soap, cleaning supplies, food, and alcoholic and non-alcoholic beverages.

35.
Operating Tenants: Those entities identified as the Operating Tenant of each Hotel on Exhibit “J” attached hereto which are affiliates of Sellers. Each such entity is at times herein referred to as an “Operating Tenant.”

36.
Other Revenues: All revenues earned by Sellers from the operation of the Hotels other than Room Revenues, including, without limitation, revenues from the sale of food, the sale of alcoholic and nonalcoholic beverages, rental of meeting and banquet rooms, telephone sales, pay television sales, valet and parking services, and other similar revenues, together with any sales tax or other taxes thereon.

37.
Owner Agreements: Those certain Owner Agreements between a Seller, Operating Tenant and a Manager which relate to Hotels with Assumed Management Agreements. Each of the Owner Agreements is at times herein referred to as an Owner Agreement.

38.
Permitted Assignee: An entity wholly owned by Buyer which shall be formed by Buyer following the Effective Date and prior to the Closing Date for purposes of acquiring all or any portion of or interest in the Property.

39.
Permitted Exceptions: Any and all (i) restrictions, easements, reservations, covenants and other matters of record (including, without limitation, all instruments, matters and items set forth as exceptions to title in the Title Commitments) and zoning and land use ordinances and laws of any governmental authority (except for monetary liens, mortgages and encumbrances which shall be paid by Sellers prior to Closing and other matters to be cured by Seller pursuant to this Agreement); (ii) general taxes and assessments for the year of the Closing and thereafter, and special taxes and assessments first becoming due and payable after the Closing Date; (iii) encroachments, overlaps, boundary line disputes, unrecorded easements or other matters disclosed or indicated by or shown on the Surveys or their updates or which would be disclosed or indicated by or shown on a current, accurate survey or a personal inspection of the Property; (iv) leases and tenancies in writing for any areas of the Land or Hotels which are to be assumed by Buyer; (v) disputed liens or encumbrances for which Sellers shall have provided bond or security satisfactory to the Title Company; and (vi) liens, mortgages and encumbrances created by Buyer.

40.
Personal Property: All furniture, furnishings, fixtures, equipment, vehicles, machinery, appliances, dishes, utensils, cookware, materials and Inventory, located at the Hotels, owned by any Seller or any Operating Tenant, and used solely in connection with the operation of the Hotels, but (subject to the provisions of Section 1.02) specifically excluding any Personal Property that is leased by any Seller from a third-party.

41.	PIPs: The property improvement or other similar plans for the Hotels contemplated by the Management Agreements.

42.	Property: A collective term which shall mean all of the Land, Hotels, Intangible Property and Personal Property.

43.	Purchase Price: The amount specified in Section 2.01 as the purchase price for the Property.

44.
Purchase Price Allocation Schedule: The schedule attached hereto as Exhibit “K” pursuant to which the Purchase Price is allocated among each Property for the purposes of calculating title insurance premiums and other closing costs.

45.
Reserve Funds: All funds held in reserve accounts for furniture, fixtures and equipment, for capital expenditures, or for other matters relating to the operation of the Hotels, whether such accounts are held in the name of the Sellers, Operating Tenants or Managers on behalf of Sellers or Operating Tenants.

46.	Room Revenues: All revenues from the rental of guest rooms of the Hotels (but excluding any items included in the definition of Other Revenues), together with any and all sales or other taxes thereon.

47.	Sellers: Shall mean those entities more particularly described on Exhibit “L” attached hereto and by this reference incorporated herein. Each such entity is at times herein referred to as a “Seller.”

48.
Surveys: The surveys of each parcel comprising the Land and the Hotel located on such parcel obtained by Buyer prior to execution of this Agreement. Each of the Surveys is at times herein referred to as a “Survey”.

49.
Title Company: First American Title Insurance Company through the Talon Group, Orlando Commercial Services Division, a division of First American Title Insurance Company, whose address is 111 North Orange Avenue, Suite 1285, Orlando, Florida 32801, Attention: Michael Moore.

50.
Title Insurance Commitments: The commitments of title insurance issued by Title Company and provided by Sellers to Buyer with respect to each parcel comprising the Land prior to the execution of this Agreement. Each of the Title Commitments is at times herein referred to as a “Title Commitment”.

51.
Title Policies: The owner’s policies of title insurance to be issued to Buyer pursuant to the terms of the Title Insurance Commitments and this Agreement. Each of the Title Policies is at times herein referred to as a “Title Policy”.

52.	Transfer Time: 12:01 a.m. (local time) on the Closing Date.

53.	Tray Ledgers: Any accounts receivable of registered guests who have not checked out and who are occupying rooms on the evening prior to, and the morning of, the Closing Date.

AGREEMENT

ARTICLE I.

ASSETS PURCHASED AND SOLD

Section 1.01  Purchase and Sale.»

Subject to the terms and conditions of this Agreement and in consideration of the performance of the covenants contained herein, Buyer agrees to purchase from Sellers and Sellers agree to sell to Buyer, all of Sellers’ right, title and interest in and to the Property.

Section 1.02  Personal Property.»

Subject to the terms and conditions of this Agreement, at Closing Sellers agree to assign, transfer and convey to Buyer all of Sellers’ right, title and interest in and to the Personal Property pursuant to the Bill of Sale (Personal Property). In the event that any Personal Property is owned by any Operating Tenant, Sellers agree to cause such Operating Tenant to assign, transfer and convey to Buyer any such Personal Property at Closing, pursuant to a bill of sale in the same form as the Bill of Sale (Personal Property).

Section 1.03  Operating Agreements.»

At Closing, each Seller shall assign and transfer to Buyer or its operating lessee all of such Seller’s right, title and interest in and to, and Buyer or its operating lessee shall assume all of such Seller’s obligations and liabilities first arising from and after Closing under, the Operating Agreements pursuant to the Assignment and Assumption of Operating Agreements. Sellers have, to Sellers’ knowledge, provided Buyers with complete copies of all Material Operating Agreements which were in effect as of the Effective Date. Seller shall promptly provide Buyer with complete copies of any Operating Agreements entered into subsequent to the Effective Date and prior to the Closing Date. Notwithstanding the foregoing, Sellers reserve the right to provide Buyer with access to all such Operating Agreements via the Data Room Web Site in lieu of delivering hard copies of such Operating Agreements to Buyer, provided, however, that Sellers shall give prior notice to Buyer of any new Operating Agreements entered into subsequent to the Effective Date that are provided in the Data Room Web Site. Buyer shall execute any financial statements, applications, assumption agreements and/or other documents which may be required to effect the assignment and assumption of such Operating Agreements. Buyer shall pay all out of pocket fees and expenses of third parties under the Operating Agreements in regard to such assignments or transfers, including any transfer charges reasonably necessary to obtain the consent of any such third party. Buyer understands and agrees that it is solely Buyer’s responsibility to obtain any and all Operating Agreements necessary to conduct business at the Hotels from and after the Closing Date. Buyer’s failure to obtain any Operating Agreements which are necessary or convenient to the operation of the Hotels shall not affect or delay the performance of Buyer’s obligations under this Agreement. In the event that any Operating Tenant is a party to and holder of rights under any Operating Agreement, Sellers agree to cause such Operating Tenant to assign and transfer such rights to Buyer or its operating lessee at Closing, pursuant to an assignment and assumption agreement in the same form as the Assignment and Assumption of Operating Agreements. Buyer shall indemnify, defend and hold Sellers and Operating Tenants harmless from any claim, liability, cost or expense (including without limitation reasonable attorneys’ fees) arising out of any Operating Agreement from and after the Transfer Time. Sellers and Operating Tenants shall indemnify, defend and hold Buyer harmless from any claim, liability, cost or expense (including without limitation reasonable attorneys’ fees and costs) arising out of any Operating Agreement for the period prior to the Transfer Time.

Section 1.04  Intangible Property.»

At Closing, each Seller shall assign and transfer to Buyer or its operating lessee all of such Seller’s right, title and interest in and to, and Buyer or its operating lessee shall assume all of Seller’s obligations and liabilities first arising from and after Closing under, the Intangible Property, pursuant to the Assignment and Assumption of Intangible Property. Sellers have, to Sellers’ knowledge, provided Buyers with copies of all documents comprising the Intangible Property which were in Sellers’ possession or control and in effect as of the Effective Date. Seller shall promptly provide Buyer with copies of any documents comprising Intangible Property issued to Sellers or entered into by Sellers subsequent to the Effective Date and prior to the Closing Date. Notwithstanding the foregoing, Sellers reserve the right to provide Buyer with access to all such documents comprising Intangible Property via the Data Room Web Site in lieu of delivering hard copies of such documents comprising Intangible Property to Buyer; provided, Sellers shall give prior notice to Buyer of any new Intangible Property received subsequent to the Effective Date that are provided in the Data Room Web Site.

Buyer understands and agrees that it is solely Buyer’s responsibility to obtain any and all Intangible Property necessary to conduct business at the Hotels from and after the Closing Date. Buyer’s failure to obtain any Intangible Property which are necessary or convenient to the operation of the Hotels shall not affect or delay the performance of Buyer’s obligations under this Agreement. In the event that any Operating Tenant is the holder of rights under any Intangible Property, Sellers agree to cause such Operating Tenant to assign and transfer such rights to Buyer or its operating lessee at Closing, pursuant to an assignment and assumption agreement in the same form as the Assignment and Assumption of Intangible Property.

Section 1.05  Management Agreements. »

(a)  Prior to the execution of this Agreement, Sellers have furnished Buyer with copies of all Assumed Management Agreements in Sellers’ possession or control or made such Assumed Management Agreements available to Buyer via the Data Room Web Site in lieu of delivering hard copies of the Assumed Management Agreements to Buyer.

(b)  At Closing, Sellers shall cause the Operating Tenants under the Assumed Management Agreements to assign and transfer to Buyer or its operating lessee all of such Operating Tenants’ right, title and interest in and to, and Buyer or its operating lessee shall assume all of Operating Tenants’ obligations and liabilities under first arising from and after Closing, under the Assumed Management Agreements, pursuant to the Assignment and Assumption of Management Agreements.

(c)  Seller, at its sole cost and expense, shall cause the Non-Assumed Management Agreements to be terminated as of the Closing Date. Buyer shall enter into new management agreements with Managers with respect to those Hotels which are managed pursuant to Non-Assumed Management Agreements. Such management agreements will be in the form attached hereto as Exhibit “N”.

(d)  Seller shall use reasonable efforts to secure from Managers written confirmation that as a result of the contemplated sale of the Property, no additional change in ownership PIPs will be required other than the scope of work outlined in the current PIPs and capital expenditure plans previously provided to Buyer by Sellers. Subject to Section 2.06 of this Agreement, the parties hereto agree that in no event, however, shall the Purchase Price be subject to adjustment based on the level or extent of PIPs or capital expenditures.

Section 1.06  Land and Hotels.»

At Closing, Sellers shall convey title to the Land and Hotels owned by Sellers to Buyer pursuant to the Deeds and shall convey its leasehold interest in the Land and Hotel which the applicable Seller occupies pursuant to the Ground Lease by the Assignment and Assumption of Ground Lease.

Section 1.07  Operating Leases.»

At or prior to Closing, Sellers, at Sellers’ sole cost and expense, shall terminate the Operating Leases.

ARTICLE II.

PURCHASE PRICE

Section 2.01  Price.»

The Purchase Price for the Property shall be Four Hundred Sixty-Five Million and No/100 Dollars ($465,000,000.00), all cash, subject to closing adjustments as provided in this Agreement.

Section 2.02  Deposit.»

Provided that the Deposit has not already been lodged with Escrow Agent prior to execution of this Agreement, upon execution of this Agreement by Buyer, the Deposit, in the form of a cashier’s or certified check or wire transfer, shall be immediately deposited with the Escrow Agent by Buyer. Such amount to be deposited by the Escrow Agent into an interest-bearing, fully-insured account. In the event that the Deposit has not been lodged with Escrow Agent within one (1) business day following the Effective Date, this agreement shall immediately terminate. The Deposit shall be applied to payment of the Purchase Price at Closing or shall otherwise be paid as herein provided. Buyer acknowledges and agrees the Deposit is “At Risk” and is not refundable to Buyer except in the event of a default by Sellers under this Agreement or as otherwise expressly provided in this Agreement. All interest earned in said account of the Escrow Agent shall be reported by the Escrow Agent to the Internal Revenue Service as income to Buyer (and Buyer agrees to execute a W-9 form and any other federal tax documents necessary in connection therewith).

Section 2.03  Balance of Purchase Price. »

(a)   The balance of the Purchase Price for the Property (subject to the adjustments and/or prorations provided in this Agreement) shall be paid by Buyer by wire transfer of good funds to Escrow Agent at Closing as set forth in Section 12.02.

Section 2.04  Escrow Agent. »

(a)  The Escrow Agent in its capacity as holder of the Deposit in escrow joins in the execution of this Agreement for the limited purpose of acknowledging and agreeing to the provisions of this Section 2.04.

(b)  The duties of the Escrow Agent shall be as follows:

(1)  The Escrow Agent shall hold and disburse the Deposit in accordance with the terms and provisions of this Agreement.

(2)  If this Agreement shall be terminated by the mutual written agreement of Sellers and Buyer, or if the Escrow Agent shall be unable to determine at any time to whom the Deposit should be paid, or if a dispute shall develop between Sellers and Buyer concerning to whom the Deposit should be paid and delivered, then and in any such event, the Escrow Agent shall pay and deliver such in accordance with the joint written instructions of Sellers and Buyer. In the event that such written instructions shall not be received by the Escrow Agent within ten (10) days after the Escrow Agent has served a written request for instructions upon Sellers and Buyer, then the Escrow Agent shall have the right to pay and deliver the Deposit into an appropriate court of proper jurisdiction in the state of Florida, and interplead

Sellers and Buyer in respect thereof, and thereupon the Escrow Agent shall be discharged of any obligations in connection with this Agreement.

(c)  If costs or expenses are incurred by the Escrow Agent in its capacity as holder of the Deposit in escrow because of litigation or a dispute between Sellers and Buyer arising out of the holding of the Deposit in escrow, Sellers and Buyer shall each pay the Escrow Agent one-half of such reasonable costs and expenses not to exceed a total of $10,000.00. Except for such costs or expenses, no fee or charge shall be due and payable to the Escrow Agent for its services as escrow holder only.

(d)  By joining herein, the Escrow Agent undertakes only to perform the duties and obligations imposed upon the Escrow Agent under the terms of this Agreement and expressly does not undertake to perform any of the other covenants, terms and provisions incumbent upon Sellers and Buyer hereunder.

(e)  Buyer and Sellers hereby agree and acknowledge that the Escrow Agent assumes no liability in connection herewith except for its negligence or willful misconduct; that the Escrow Agent shall never be responsible for the validity, correctness or genuineness of any document or notice referred to under this Agreement; and that in the event of any dispute under this Agreement, the Escrow Agent may seek advice from its own legal counsel and shall be fully protected in any action taken by it in good faith in accordance with the good faith opinion of its legal counsel.

Section 2.05  Reserve Accounts. »

(a)   Except as set forth in Section 4.07 hereof, Reserve Funds shall be retained by Sellers at Closing. In the event that any Reserve Funds are held by a Manager, Buyer shall at Closing pay to such Manager an amount equal to the amount of such Reserve Funds held by such Manager and the parties hereto shall cause such Manager to return such Reserve Funds to Seller at Closing.

Section 2.06  Property Improvement Plan Expenditures. »

(a)   Sellers have heretofore in the calendar year 2005, and will continue to incur expenditures with respect to the portion of the Property comprising the Residence Inn Ft. Worth River Plaza Hotel, Residence Inn Salt Lake City Cottonwood Hotel, Residence Inn Tyler Hotel and/or Residence Inn Palm Desert Hotel, pursuant to PIPs and/or existing capital expenditure plans prior to Closing. Subject to the final sentence of this Section 2.06, Buyer shall reimburse Sellers for such expenditures at Closing. Prior to the Effective Date, the Sellers have delivered the current budget for the expenditures contemplated by this Section 2.06, all renovation or capital improvement contracts entered into by Sellers with respect to such expenditures, and written evidence verifying all expenditures made by Sellers prior to the Effective Date which are subject to reimbursement. Sellers agree to not change the scope of the work contemplated by such budgets and to obtain Buyer’s written consent before undertaking any expenditures in excess of those contemplated by the budgets for any of the aforementioned Hotels or that portion of the Land associated therewith.

ARTICLE III.

OPERATION OF THE PROPERTY

Section 3.01  Operation in the Ordinary Course of Business.»

Sellers shall not (and Seller shall cause Operating Tenants and Manager to not), without the prior written consent of Buyer, except in the ordinary course of business, (i) enter into any leases or tenancies with respect to the Property, (ii) enter into any service or maintenance agreements which are not terminable upon thirty (30) days notice, (iii) engage or retain new or additional employees, entities or independent contractors whose compensation may be assumable by Buyer (or reimbursable by Buyer to Manager), (iv) modify or release any warranties or guaranties with respect to the Property, or (v) grant any encumbrances on the Property or contract for any construction or service for the Property which may impose any mechanics or materialmen's lien on the Property beyond Closing. Sellers shall and shall cause Operating Tenants to, subject to the terms of the Management Agreements, use reasonable efforts to cause the Managers to maintain inventory levels consistent with Managers’ prior practices and continue to operate the Property in the ordinary course of business.

ARTICLE IV.

PRORATIONS AND ADJUSTMENTS

Section 4.01  Closing Statement/Operations Settlement.»

(a)  Closing Statement. Taxes, rents, revenues and expenses pertaining to assigned Operating Agreements, prepaid utility charges, and material deviations, if any, in the amount of the Personal Property at the Hotels occurring in the period between the first and second inventories provided for in Section 10.02 shall be allocated and prorated between Buyer and Sellers pursuant to a written Closing Statement to be prepared by Sellers and executed by Buyer and Sellers at the Closing. Any additional amounts owed by Buyer or credits due to Buyer shall be reflected in such statement and the Purchase Price shall be adjusted accordingly.

(b)  Operations Settlement. Room Revenues for the night prior to the Closing Date (e.g., if the Closing Date is June 15, 2005, Room Revenues for the period of time commencing on the evening of June 14, 2005 and ending on the morning of June 15, 2005), prepaid deposits for confirmed reservations, hotel facilities and services for periods after the Transfer Time; and the purchase price for the Tray Ledgers, House Funds and Accounts Receivable shall be determined by the Operations Settlement. As the Closing Date’s financial results are necessary for completion of the Operations Settlement, Buyer agrees to the Hotel’s employees’ completion of posting of financial activity, all schedules, credit card billings, and all other activities normally associated with the daily activity of the Hotels. Any amounts determined to be due and owing to Sellers by Buyer or to Buyer by Sellers pursuant to the Operations Settlement shall be incorporated into the Closing Statements but to the extent that any of the foregoing information is unavailable or is found to be inaccurate, the same shall be handled as a post-closing adjustment, the obligations of which shall survive the Closing.

Section 4.02  Taxes and Rents.»

At Closing, all general real estate and personal property taxes for the year of the Closing and special taxes and assessments shall be prorated as of the Closing Date (with Buyer to pay taxes attributed to the Closing Date and all periods thereafter) using the latest available tax rates and assessments and taking advantage of any discounts or rebates available for early payment and/or payment before delinquency. Except as set forth herein, the parties shall have no obligation to readjust such prorations after the Closing; provided, however, if the proration is based upon the previous tax year’s bills, the parties shall make an appropriate adjustment upon receipt of the current tax year’s bills. Sellers shall pay general real estate and personal property taxes for all years prior to the year of the Closing and all special taxes or assessments then due and payable as of the Closing Date, except that, if any assessment against the Property, or any portion thereof, is payable in installments, Buyer shall pay any and all of such installments which may be paid after the Closing Date, and any installment relating to the year of Closing shall be prorated as of the Closing Date (with Buyer to pay all portions of such installment attributed to the Closing Date and all periods thereafter). Buyer acknowledges that Sellers are currently pursuing tax appeals with respect to certain of the Hotels. Buyer agrees to continue any such appeals that relate to current tax years at Buyer’s expense; provided, however, that such expense shall be paid out of the proceeds of the tax refund resulting from such appeal, if any, prior to the proration of such refund as contemplated hereby. Seller shall be entitled to continue all such appeals that relate to previous tax years. Any tax refunds or rebates occurring or accruing with respect to any and all time periods before the Closing Date shall remain the property of Seller, and, if Buyer collects or receives same, Buyer shall promptly remit same to Seller. The provisions of the immediately preceding sentence shall survive the Closing. All taxes or assessments which become due and payable on or after the Closing Date shall be paid by Buyer.

Section 4.03  Utilities.»

Prior to the Closing, Sellers shall notify all utility companies servicing their respective portions of the Property of the anticipated change in ownership of the Property and request that all billings after the Transfer Time be made to Buyer at the addresses of the Hotel located on their portion of the Property. Utility meters will be read, to the extent that the utility company will do so, during the daylight hours on the Closing Date, with charges to that time paid by Seller and charges thereafter paid by Buyer. Prepaid utility charges shall be adjusted on the Closing Statement and paid for at Closing. Charges for utilities which are unmetered, or the meters for which have not been read on the Closing Date, will be prorated between Buyer and Seller as of the Transfer Time based upon utility billings received after Closing. Seller or Buyer, as appropriate, shall, upon receipt, submit a copy of the utility billings for any such charges to the other party and such party shall pay its pro rata share of such charges to the party requesting payment within seven (7) days from the date of any such request. This obligation shall survive Closing.

Buyer shall be responsible for paying, before the Closing, all deposits required by utility companies in order to continue service at the Hotels for periods after the Transfer Time and shall take any other action and make any other payments required to assure uninterrupted availability of utilities at the Hotels and the Land for all periods after Closing. Following Closing, all utility deposits made by any Seller shall be refunded directly to Seller by the utility company holding same. This obligation shall survive Closing.

Section 4.04  Assigned Operating Agreements.»

(a)  All income and expenses with respect to the assigned Operating Agreements will be prorated as of the Closing Date (with income and expenses for the Closing Date and thereafter to be allocated to Buyer). There shall be added to the amount due to Sellers at Closing, on the Closing Statement, the amount of any amounts paid by Sellers under any Operating Agreements attributable to periods including and after the Closing Date, and there shall be deducted from the amount due Sellers at Closing, on the Closing Statement, any such amounts paid to and collected by Sellers under any Operating Agreements attributable to periods including and after the Closing Date.

(b)  Sellers shall be responsible for all management fees and other amounts payable or reimbursable under the Assumed Management Agreements that accrue for the period prior to the Closing Date, including, without limitation, any accrued incentive fees under the Assumed Management Agreements. Buyer shall be responsible for all management fees and other amounts payable or reimbursable under the Assumed Management Agreements that accrue for the period from and after the Closing Date, including, without limitation, any incentive fees that accrue to the period from and after the Closing Date under the Assumed Management Agreements.

Section 4.05  Room Revenues; Reservations; Tray Ledger; Accounts Receivable and House Funds. »

(a)  Room Revenues for the night prior to the Closing Date (e.g., if the Closing Date is June 15, 2005, Room Revenues for the period of time commencing on the evening of June 14, 2005 and ending on the morning of June 15, 2005) shall be divided equally between Buyer and Sellers pursuant to the Operations Settlement. Other Revenues for the night prior to the Closing Date shall belong solely to Seller.

(b)  Buyer will honor, for its account, the terms and rates of all pre-closing reservations confirmed by Sellers or Managers for dates after the Closing Date. Buyer authorizes Sellers and Managers to continue to accept reservations for periods after the Closing in the ordinary course of Sellers’ or Managers’ business. Buyer recognizes that such reservations may include discounts or other benefits provided in the ordinary course of business, including, without limitation, benefits under any awards programs, sports team, corporate, government or group discounts, weekend discounts or requirements that ancillary food, beverage or other benefits be delivered by Buyer to the guest(s) holding such reservations. Buyer agrees to honor all such reservations in accordance with their terms. Any pre-closing deposits made to Sellers with respect to confirmed reservations for dates after the Closing Date will be credited to Buyer at the Operations Settlement. Any post-closing deposits received by Sellers with respect to confirmed reservations for dates after the Closing Date will be forwarded to Buyer upon receipt.

Buyer will honor, for its account, all of Sellers room allocation agreements and banquet facility and service agreements entered into in the ordinary course of business which have been granted to groups, persons or other customers for periods after the Closing Date at the rates and terms provided in such agreements.

Buyer agrees that Sellers cannot make and have made no representation or warranty that any party holding a room reservation or agreement for Hotel facilities or services will utilize such reservation or honor such agreement. Buyer, by the execution hereof, assumes the risk of non-utilization of reservations and nonperformance of such agreements.

The provisions of this Section 4.05(b), including, without limitation, the assumptions of risk and indemnities by Buyer set forth above, shall survive the Closing.

(c)  Buyer shall purchase the Tray Ledgers from Sellers pursuant to the Operations Settlement, with deduction for the portion of the Tray Ledger consisting of one-half of the Room Revenues for the night prior to the Closing Date.

(d)  Buyer shall purchase the House Funds, exclusive of any non-cash items, from Sellers pursuant to the Operations Settlement.

(e)  At Closing, Sellers shall receive a credit for all Accounts Receivable in an amount equal to: (i) one hundred percent (100%) of all such Accounts Receivable which are unpaid for not more than ninety (90) days; plus (ii) ninety percent (90%) of all such Accounts Receivable which are unpaid for more than ninety (90) days, but not more than one hundred twenty (120) days; plus (iii) eighty-five percent (85%) of all such Accounts Receivable which are unpaid for more than one hundred twenty (120) days, but not more than one hundred fifty (150) days; plus (iv) eighty percent (80%) of all such Accounts Receivable which are unpaid for more than one hundred fifty (150) days.

Section 4.06  Accounts Payable and Expenses.»

All accounts payable and expenses related to operations of the Property which have accrued before the Transfer Time shall be paid by Sellers. Buyer understands and agrees that Sellers may postpone and/or contest payment of any account payable or expense which is the subject of a bona fide dispute, or for which a bill is not rendered until after Closing. All accounts payable and expenses accruing after the Transfer Time will be Buyer’s responsibility.

Section 4.07  2005 Capital Expenditure and Property Improvement Plan Expenses.»

Sellers agree that in the event Sellers do not expend Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00) on capital expenditures (including PIPs) on Hotels (other than the PIPs contemplated in section 2.06 hereof) between January 1, 2005 and the Closing Date, the sum representing the difference between Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00) and the capital expenditures made by Sellers shall remain in reserve accounts at Closing for the benefit of, and be the property of, Buyer. Buyer shall not be obligated to reimburse Sellers for, or to pay for, such sums.

ARTICLE V.

EMPLOYEES

Section 5.01  Salaries, etc.»

Sellers shall not be responsible for the payment of the salaries, vacation pay, wages or benefits of any employees of the Hotels accruing after the Transfer Time.

ARTICLE VI.

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants to Buyer as follows:

Section 6.01  Existence and Good Standing.»

Sellers are duly organized, validly existing and in good standing under the laws of the state of their respective organization.

Section 6.02  Authority.»

Sellers have, and on the Closing Date will have, all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated herein pursuant to the terms and conditions of this Agreement.

Section 6.03  No Conflict.»

The execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with, breach, result in a default under, or violate any commitment, document or instrument to which Seller is a party or by which it is bound.

Section 6.04  Seller Is Not a “Foreign Person”»

. None of the Sellers is a “foreign person” within the meaning of Section 1445 of the Internal Revenue Code, as amended (i.e., none of Sellers is a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person as those terms are defined in the Internal Revenue Code and regulations promulgated thereunder).

Section 6.05  No Commitments»

. Except as reflected by the Permitted Exceptions or due diligence materials delivered or otherwise made available by Sellers to Buyer, no commitments have been made by Sellers to any governmental authority, utility company, school board, church or other religious body, or any homeowners’ association or any other organization, group or individual, relating to the Property which would impose an obligation upon Buyer to make any contribution or dedication of money or land or to construct, install or maintain any improvements of a public or private nature on or off the Property.

Section 6.06  Insurance»

. To Sellers’ Knowledge, all insurance policies held with respect to the Property by Seller or Manager are valid and in full force and effect and Sellers have and, to Sellers’ Knowledge, Manager has complied with all requirements or recommendations of the insurance carriers of the insurance policies.

Section 6.07  No Special Taxes»

. Except as disclosed by the Permitted Exceptions or due diligence materials delivered or otherwise made available by Seller, Seller has no Knowledge of, nor has it received any notice of, any special taxes or assessments relating to the Property or any part thereof or any planned public improvements that may result in a special tax or assessment against the Property.

Section 6.08  Litigation.»

Except as set forth on the schedule attached as Exhibit “M” hereto, there is no pending and Sellers have no Knowledge of any threatened litigation with respect to the Property in which any Seller is named a party which has not been resolved, settled or dismissed.

Section 6.09  Condemnation.»

Sellers have not received any written notice of any pending condemnation proceeding or other proceeding in eminent domain, and to the Sellers’ Knowledge, no such condemnation proceeding or eminent domain proceeding is threatened affecting the Property or any portion thereof. Seller has no Knowledge of any change or proposed change in the route, grade or width of, or otherwise affecting, any street, creek or road adjacent to or serving the Land.

Section 6.10  Title to Personal Property.»

Except as set forth in writing by any Seller, the Sellers have good and valid title to all tangible Personal Property, which shall be free and clear of all liens and encumbrances as of the Closing.

Section 6.11  Compliance with Applicable Law.»

Sellers have not received any written notice of a violation of any applicable law with respect to the Property which have not been cured or dismissed.

Section 6.12  Taxes.»

All property, sales use and occupancy taxes which accrue prior to the Closing Date will be paid in full or prorated at Closing.

Section 6.13  Financial Statements.»

To Sellers’ Knowledge, the financial statements delivered by Sellers to Buyer are complete, accurate and fairly represent the historical results of the operations and financial condition of the Hotels.

Section 6.14  Operating Agreements.»

Sellers is in compliance in all material respects with the Operating Agreements. To Seller’s Knowledge, the schedule of Operating Agreements attached hereto as Exhibit “H” includes the Material Operating Agreements.

Section 6.15  Management Agreements.»

There are no Events of Default under any Management Agreement (as defined therein), Sellers have received no written notice of an Event of Default under any Management Agreement (as defined therein), and, to Sellers’ Knowledge, all sums due and payable thereunder as of Closing have been paid. To Seller’s Knowledge, the Assumed Management Agreements delivered by sellers to Buyer are true and correct copies of the Assumed Management Agreements.

The representations and warranties in this Article 6 shall survive the Closing for a period of one (1) year following the Closing Date; provided, however, that the representation contained in Section 6.13 above shall survive the Closing for a period of six (6) months following the Closing Date.

ARTICLE VII.

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Sellers as follows:

Section 7.01  Existence and Good Standing.»

Buyer is a corporation, and is duly organized, validly existing and in good standing under the laws of the state of its organization.

Section 7.02  Authority.»

Buyer has, and on the Closing Date will have, all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated herein pursuant to the terms and conditions of this Agreement. The Board of Directors of Buyer have approved this Agreement and certified resolutions evidencing such approval will be delivered to Sellers at Closing.

Section 7.03  No Conflict.»

To Buyer’s knowledge, the execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with, breach, result in a default under, or violate any commitment, document or instrument to which Buyer is a party or by which it is bound.

Section 7.04  AS IS.»

 BUYER EXPRESSLY ACKNOWLEDGES AND AGREES THAT THE PROPERTY IS BEING SOLD TO BUYER AND THAT BUYER AGREES TO PURCHASE AND ACCEPT THE PROPERTY, AND EACH AND EVERY PART AND COMPONENT THEREOF, IN AN “AS IS, WHERE IS” CONDITION AS OF THE CLOSING WITH NO REPRESENTATIONS OR WARRANTIES FROM SELLERS, EITHER EXPRESS OR IMPLIED EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT. BUYER AGREES THAT BUYER IS NOT RELYING UPON, AND HAS NOT RECEIVED OR BEEN GIVEN, ANY REPRESENTATIONS (EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT), STATEMENTS OR WARRANTIES (ORAL OR WRITTEN, IMPLIED OR EXPRESS) OF OR BY ANY OFFICER, EMPLOYEE, AGENT OR REPRESENTATIVE OF SELLER, OR ANY SALESPERSON OR BROKER (IF ANY) INVOLVED IN THIS TRANSACTION, AS TO THE PROPERTY OR ANY PART OR COMPONENT THEREOF IN ANY RESPECT, INCLUDING, BUT NOT LIMITED TO, ANY REPRESENTATIONS, STATEMENTS OR WARRANTIES AS TO THE PHYSICAL OR ENVIRONMENTAL CONDITION OF THE PROPERTY, THE FITNESS OF THE PROPERTY FOR USE AS A HOTEL, THE FINANCIAL PERFORMANCE OR POTENTIAL OF THE PROPERTY, THE COMPLIANCE OF THE PROPERTY WITH APPLICABLE BUILDING, ZONING, SUBDIVISION, ENVIRONMENTAL, LIFE SAFETY OR LAND USE LAWS, CODES, ORDINANCES, RULES, ORDERS, OR REGULATIONS, OR THE STATE OF REPAIR OF THE PROPERTY, AND BUYER, FOR ITSELF AND ITS HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS, WAIVES ANY RIGHT TO ASSERT

ANY CLAIM OR DEMAND AGAINST SELLERS AT LAW OR IN EQUITY RELATING TO ANY SUCH MATTER, WHETHER LATENT OR PATENT, DISCLOSED OR UNDISCLOSED, KNOWN OR UNKNOWN, NOW EXISTING OR HEREAFTER ARISING. EXCEPT FOR ANY TITLE OR SURVEY MATTERS CREATED SOLELY BY SELLER IN VIOLATION OF THIS AGREEMENT, BUYER AGREES THAT IT SHALL HAVE NO RECOURSE WHATSOEVER AGAINST SELLER, AT LAW OR IN EQUITY, SHOULD THE SURVEY OR THE TITLE INSURANCE COMMITMENTS OR THE TITLE POLICIES FAIL TO DISCLOSE ANY MATTER AFFECTING THE PROPERTY OR REVEAL ANY SUCH MATTER IN AN INACCURATE, MISLEADING OR INCOMPLETE FASHION OR OTHERWISE BE IN ERROR. BUYER ACKNOWLEDGES THAT IT SHALL REVIEW THE SURVEY AND THE TITLE INSURANCE COMMITMENTS (AS SAME MAY BE MARKED AT CLOSING) AND TO DISCUSS THEIR CONTENTS WITH THE INDEPENDENT CONTRACTORS WHO PREPARED OR ISSUED EACH OF THEM. BUYER ACCORDINGLY AGREES TO LOOK SOLELY TO THE PREPARER OF THE SURVEY AND THE ISSUER OF THE TITLE INSURANCE COMMITMENTS AND TITLE POLICIES FOR ANY CLAIM ARISING OUT OF OR IN CONNECTION WITH SUCH INSTRUMENTS AND HEREBY RELEASES SELLERS FROM ANY SUCH CLAIM (EXCEPT FOR ANY CLAIM THAT SELLERS AGREE TO CURE AS SET FORTH IN THIS AGREEMENT).

Buyer recognizes that the Hotels and Personal Property are not new and that there exists a possibility that the Property is not in compliance with the requirements which would be imposed on a newly constructed hotel by presently effective federal, state and local building, plumbing, electrical, fire, health, handicap, environmental and life safety laws, codes, ordinances, rules, orders and/or regulations (collectively, the “building codes”). The Hotels and other improvements on the Land may contain substances or materials no longer permitted to be used in newly constructed buildings including, without limitation, asbestos or other insulation materials, lead or other paints, wiring, electrical, or plumbing materials and may not contain other materials or equipment required to be installed in a newly constructed building. Buyer has had the opportunity, as set forth in Section 11.04, to conduct such investigations and inspections of the Property as Buyer deemed necessary with respect to all such matters. Buyer agrees to accept and shall the Property in an “AS-IS, WHERE IS” condition and at Closing to accept and assume the risk of noncompliance of the Property with all such building codes. Except with respect to those representations set forth in Section 6 hereof, Buyer waives any right to excuse (except as set forth in Section 11.04 below) or delay performance of its obligations under this Agreement or to assert any claim against Sellers (before or after Closing) arising out of any failure of the Property to comply with any such building codes.

Except with respect to those representations set forth in Section 6 hereof, it is specifically understood and agreed by Sellers and Buyer that Sellers do not make, and shall not be deemed to have made, any representation, warranty or covenant with respect to (i) any Environmental Laws that may affect any of the Property or (ii) the presence or absence of any Hazardous or Toxic Substances in, on, above, under or about any of the Property. As used in this Section 7.04, (A) the term “Environmental Laws” means all federal, State and local laws, codes, ordinances, rules, orders and regulations now or hereafter in effect relating to pollution or the protection of the environment, including without limitation, all laws, codes, ordinances, rules, orders and regulations governing the generation, use, collection, treatment, storage, transportation, recovery, removal, discharge, spill or disposal of any or all Hazardous or Toxic Substances, and (B) the

term “Hazardous Substances” or “Toxic Substances” means materials and substances defined as “hazardous substances”, “hazardous wastes”, “toxic substances” or “toxic wastes” in (I) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Sections 9601-9675, as amended by the Superfund Amendments and Reauthorization Act of 1988, and any further amendments thereto and rules, orders and regulations thereunder; (II) the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901-6992, as amended by the Hazardous and Solid Waste Amendments of 1984, and any further amendments thereto and rules, orders and regulations thereunder; or (III) any other Environmental Laws.

It is understood and agreed by Sellers and Buyer that in the event of any conflict between the terms and provisions of this Section 7.04 and any other term or provision to this Agreement, the relevant term or provision of this Section 7.04 shall control and govern. The provisions of this Section 7.04 shall survive Closing.

ARTICLE VIII.

REMEDIES

Section 8.01  Seller’s Remedies.»

If Buyer defaults under any provision of this Agreement before the Closing, Buyer and Sellers agree that the damages that Sellers will sustain as a result thereof will be substantial, but the actual damages will be difficult or impossible to ascertain. Accordingly, Buyer and Sellers agree that, in the event of Buyer’s default, Sellers may, as their sole and exclusive remedies, terminate this Agreement by written notice to Buyer in which event Sellers shall receive the Deposit as liquidated damages for such default, the amount of which Deposit Buyer and Sellers agree is not punitive or a penalty but is just, fair and reasonable, and the Escrow Agent shall immediately pay the Deposit to Sellers.

Section 8.02  Buyer’s Remedies.»

In the event of a default hereunder on the part of any Seller, Buyer’s sole and exclusive remedies hereunder shall be either: (1) the right to terminate this Agreement and receive a return of the full amount of the Deposit, plus interest thereon; or (2) the right to seek specific performance hereof, provided that Buyer must file a suit for specific performance in the appropriate jurisdiction within ninety (90) days from the date of such default by such Seller.

The parties waive all damages and remedies for defaults prior to Closing except as provided in this Agreement.

Section 8.03  Post-Closing Matters.»

Notwithstanding the terms and provisions of Sections 8.01 and 8.02 or any other term or provision of this Agreement, Sellers and Buyer shall each retain the right to seek and obtain relief for events occurring after the Closing Date provided that: (a) this transaction in fact closes; (b) the obligations for which relief is sought are obligations which by their express terms are to survive Closing or which by their express terms are to performed following Closing (including any indemnities hereunder, if any); and (c) such relief shall be limited to a suit for monetary damages, unless expressly otherwise provided in this Agreement. Except for obligations which by their express terms are to survive Closing or which by their express terms are to be performed following Closing, the terms and provisions of this Agreement shall not survive the Closing and shall merge into the Deeds from Sellers to Buyer. The provisions of this Section 8.05 shall survive Closing.

ARTICLE IX.

CONDITIONS

Section 9.01  Sellers’ Obligation.»

In addition to any other conditions precedent for the benefit of Sellers expressly set forth in this Agreement, the obligation of Sellers to perform this Agreement is subject to the following conditions unless waived in writing by Sellers:

(a)  The representations and warranties of Buyer in this Agreement shall be true and correct in all material respects as of the Closing Date as if made on and as of the Closing Date.

(b)  Buyer shall have performed all obligations required to be performed by it under this Agreement on or prior to the Closing Date.

Section 9.02  Buyer’s Obligation.»

In addition to any other conditions precedent for the benefit of Buyer expressly set forth in this Agreement, the obligation of Buyer to perform this Agreement is subject to the following conditions unless waived in writing by Buyer:

(a)  The representations and warranties of Sellers in this Agreement shall be true and correct in all material respects as of the Closing Date as if made on and as of the Closing Date.

(b)  Sellers shall have performed all obligations required to be performed by them under this Agreement on or prior to the Closing Date.

(c)  There shall be no litigation instituted after the execution of this Agreement with respect to the Property which, if adversely determined, would have a material and adverse impact on the Property or the operation of the Hotels.

(d)  Seller shall have received and delivered to Buyer a consent, in the form and substance specified in the Ground Lease (if any), from the lessor under the Ground Lease to the Assignment and Assumption of Ground Lease (to the extent required by the Ground Lease) together with an estoppel certificate (to the extent the Seller has a right to request and the ground lessor has an obligation to provide an estoppel certificate pursuant to the terms of the Ground Lease) in form and substance required under the Ground Lease, if any.

(e)  Sellers shall have paid to Marriott International, Inc., or its affiliates, the sum of Ten Million Five Hundred Thousand and No/100 Dollars ($10,500,000.00) in satisfaction of accumulated loans.

ARTICLE X.

CONVEYANCE OF ASSETS

Section 10.01  Instruments of Conveyance.»

At Closing, Sellers (and/or Operating Tenant) and Buyer (and/or its operating lessee) shall execute and deliver to each other the following documents:

(a)  Sellers, unless such Seller holds title to its portion of the Land pursuant to a Ground Lease, shall execute and deliver to Buyer the Deeds.

(b)  Each Seller which holds title to its portion of the Land pursuant to a Ground Lease and Buyer shall execute and deliver to each other counterparts of the Assignment and Assumption of Ground Leases.

(c)  Each Seller and/or Operating Tenant and Buyer and/or its operating lessee shall execute and deliver to each other a Bill of Sale (Personal Property).

(d)  Each Seller and/or Operating Tenant and Buyer and/or its operating lessee shall execute and deliver to each other counterparts of an Assignment and Assumption of Intangible Property.

(e)  Each Seller and/or Operating Tenant and Buyer or its operating lessee shall execute and deliver to each other counterparts of an Assignment and Assumption of Operating Agreements.

(f)  Each Operating Tenant and Buyer or its operating lessee shall execute and deliver to each other counterparts of an Assignment and Assumption of Management Agreements.

(g)  Sellers and Buyer shall execute a closing statement.

(h)  Each Seller shall execute and deliver, at Closing, a so-called “Non-Foreign Affidavit” (pursuant to Section 1445 of the Internal Revenue Code).

(i)  Buyer shall complete and deliver at Closing a Form 1099 as required by the Internal Revenue Code.

(j)  Buyer and Sellers shall execute such other affidavits, authorizing resolutions, and documents as may be reasonably required by the Title Company.

Section 10.02  Personal Property.»

Seller shall maintain levels of personal property at the Hotels, at all times prior to Closing, consistent with the levels of personal property maintained as of the Effective Date hereof.

ARTICLE XI.

TITLE TO REAL PROPERTY

Section 11.01  Title Insurance Commitments.»

Prior to the execution of this Agreement, Sellers shall have obtained the Title Insurance Commitments and delivered the same to Buyer. Buyer hereby acknowledges that Buyer has approved the Title Commitments and has accepted the Title Insurance Commitments as so delivered to Buyer as evidence of the status of Sellers’ title to the Hotels and Land. If requested by Buyer, Seller will provide policies of coinsurance provided that any incremental costs therefore shall be paid by the Buyer as contemplated in Section 12.03(b)(3) hereof.

Section 11.02  Title Defects.»

Prior to the execution of this Agreement, Buyer has objected to, and Sellers have agreed to cure, those title matters, if any, set forth on Exhibit “P” attached hereto and by this reference incorporated herein (the “Title Defects”). Sellers shall have thirty (30) days from the Effective Date to cure any such Title Defects except for monetary liens and encumbrances which may be paid at Closing. If Sellers fail to cure any of the Title Defects (other than monetary liens and encumbrances, which Seller shall be obligated to cure at Closing), Buyer’s sole and exclusive remedy shall be to either (i) terminate this Agreement by written notice to Sellers given on or before the Closing Date without recourse against Sellers and to obtain a refund of the Deposit from the Escrow Agent, or (ii) to accept title to the Land and Hotels in their then condition without reduction of the Purchase Price or reservation of any claim against Seller.

Section 11.03  Survey.»

Prior to the execution of this Agreement, Sellers have provided Buyer with copies of any surveys of the Land which Sellers have in their possession or control. Prior to the execution of this Agreement, Buyer has obtained and provided Sellers and Title Company with a copy of, Surveys of the Hotels and Land prepared by a licensed surveyor in the state in which the Hotel which is the subject of the Survey is located and otherwise meeting the ALTA requirements and standards. Prior to the execution of this Agreement, Buyer has objected to, and Sellers have agreed to cure, those survey matters, if any, set forth on Exhibit “P” attached hereto and by this reference incorporated herein (the “Survey Defects”). Sellers shall have thirty (30) days from the Effective Date to cure any such Survey Defects. If Seller fails to cure any of the Survey Defects, Buyer’s sole and exclusive remedy shall be to either (i) terminate this Agreement by written notice to Sellers given on or before the Closing Date without recourse against Sellers and to obtain a refund of the Deposit from the Escrow Agent, or (ii) to accept the condition of the Land and Hotels in their then condition without reduction of the Purchase Price or reservation of any claim against Seller.

Section 11.04  Access to Property; Due Diligence Materials.»

Buyer acknowledges that prior to the execution of this Agreement, Buyer has had the opportunity to inspect and conduct a full inspection and investigation of the Property and accepts the condition of the Property in its “AS IS” “WHERE IS” condition and acknowledges that Buyer has no right to terminate this Agreement except in the event of a default by Sellers hereunder or except as otherwise expressly provided in this Agreement.

ARTICLE XII.

THE CLOSING

Section 12.01  Time and Place.»

Subject to the conditions in Article IX, the casualty and condemnation provisions in Article XIII and an extension of the Closing Date as a result of Sellers’ attempt to cure Title Defects, the Closing shall take place on the Closing Date at 10:00 a.m. (local time) at the office of counsel for Buyer, or at such other date, place and time as Buyer and Sellers may mutually agree upon in writing. At the request of either party, Buyer and Sellers shall reasonably cooperate to accomplish this Closing "by mail." Buyer shall take possession of the Property effective as of the Closing Date.

Section 12.02  Payment of Purchase Price.»

At the Closing, Buyer shall deliver by wire transfer of good funds the balance of the Purchase Price (subject to adjustments and/or prorations provided in this Agreement) to the Escrow Agent no later that 2:00 p.m. (Eastern Time) on the Closing Date. The Deposit and the balance of the Purchase Price (as adjusted) shall be paid to each of the Sellers, in such amounts as directed by the Sellers, by the Escrow Agent by wire transfer of good funds to such bank accounts specified by Sellers after delivery of the closing documents by Sellers to the Title Company but before recordation of the Deeds or any other instrument all as more particularly set forth in the escrow closing instructions of Sellers and Buyer.

Section 12.03  Closing Costs. »

(a)  Sellers shall pay the following costs and expenses at Closing:

(1)  Sellers’ prorated share of real estate and tangible personal property taxes, rents or assessments as set forth in this Agreement and any general real estate and personal property taxes for all years prior to the year of the Closing;

(2)  The cost of issuing the Title Insurance Commitments and the premium for issuance of the Title Policies together with the cost of reasonable and customary endorsements to the Title Policies not relating to Buyer’s financing, if any;

(3)  Sellers’ own legal expenses;

(4)  One-half of the closing fee and/or settlement fee charged by the Escrow Agent;

(5)  All costs of satisfying in full any existing debt secured by the Property and removing any encumbrances in the form of monetary liens from the Title Policies; and

(6)  Any and all other costs and expenses expressly allocated to Sellers under this Agreement.

(b)  Buyer shall pay the following costs and expenses at Closing:

(1)  Costs of transferring or canceling any Operating Agreements;

(2)  Costs of recording the Deeds and any other transfer documents requiring recordation;

(3)  All premiums and costs for issuing any endorsements or additional coverage to the Title Policy which are not to be paid by Sellers or contemplated hereinabove, any title insurance premium or cost (including endorsements and additional coverage with respect thereto) related to Buyer’s financing, and any additional premiums and costs for coinsurance requested by Buyer;

(4)  Costs of supplying tax certificates to the Title Company;

(5)  Any sales taxes, transfer taxes or stamp taxes pertaining to the transfer of the Property from Sellers to Buyer;

(6)  Any indebtedness or mortgage related taxes and recording or other fees relating to any mortgage, deed of trust or other security instrument executed by Buyer;

(7)  All fees, costs and expenses incurred with respect to any purchase money financing incurred by Buyer;

(8)  Buyer’s prorated share of all real estate and tangible personal property taxes, rents, or assessments as set forth in this Agreement;

(9)  Buyer’s own legal expenses;

(10)  One-half of the cost of closing or settlement fee charged by the Escrow Agent.

(11)  The cost of preparing the Surveys; and

(12)  Any termination charges related termination of any Operating Agreements.

(13)  Any UCC searches.

(14)  Any costs or expenses incurred by Buyer in connection with its inspections and due diligence preformed on the Property.

(15)  Any and all other costs and expenses expressly allocated to Buyer under this Agreement.

Section 12.04  Revenue and Expense Prorations.»

Pursuant to Article IV, Sellers and Buyer will make appropriate apportionments and prorations of expenses, rents, taxes and revenues and settle them by appropriate credits on the Closing Statement or pursuant to the Operations Settlement, as the case may be.

Section 12.05  Closing Documents.»

At the Closing, Buyer and Sellers shall also execute and deliver such documents as are specified or contemplated by this Agreement, including, but not limited to, those required by Sections 4.01 and 10.01.

ARTICLE XIII.

INSURANCE, CONDEMNATION AND CASUALTY

Section 13.01  Insurance.»

All Sellers’ insurance policies, including, without limitation, fire and any additional hazard insurance, shall be cancelled by Sellers as of the Transfer Time, and any refunded premiums shall be retained by Sellers. Buyer will be responsible for acquiring and placing its own insurance in force from and after the Transfer Time.

Section 13.02  Condemnation and Casualty. »

(a)  If, before the Closing, any Seller receives notice that any Hotel or Hotels and any parcel or parcels comprising the Land are to be wholly condemned, or to be condemned in such substantial part that the value of the portion of the Hotels and Land so condemned exceeds Fifty Million and No/100 Dollars ($50,000,000.00), or if one or more of the Hotels is wholly or partially destroyed by fire or other casualty, or if so much of the Hotels is damaged by fire or other casualty to the extent that the cost of repairing such damage shall exceed Fifty Million and No/100 Dollars ($50,000,000.00) as determined by the casualty insurer(s) insuring the Hotels, then, in any such event, Buyer and each of the Sellers shall each have the right to terminate this Agreement by delivering notice of termination in writing to the other party within thirty (30) days after the receipt of notice of such condemnation or casualty (but not later than the Closing Date) (which notice will, to the extent then known, contain the amount of compensation offered for such condemnation or the amount of insurance proceeds offered to be paid on account of such casualty, as the case may be) and upon giving such notice of termination the Deposit shall be returned by the Escrow Agent to Buyer, and Sellers and Buyer shall each be released and discharged from any further obligation to each other hereunder except for those which expressly survive the termination of this Agreement; provided, however, that if neither Buyer nor Sellers elects to terminate this Agreement, the purchase contemplated herein shall be consummated without reduction of the Purchase Price, within the later of (i) fifteen (15) days after the expiration of such thirty (30) day period or (ii) the Closing Date, but Buyer shall be entitled to all proceeds of fire or other casualty insurance or condemnation (other than proceeds relating to business interruption or loss for periods prior to the Transfer Time), Buyer shall receive a credit to the Purchase Price for any deductibles with respect to any insurance proceeds and Sellers shall have no responsibility for the restoration and repair of the Property.

(b)  If, before the Closing, any one or more Hotel is damaged by fire or other casualty to the extent that the cost of repairing or restoring the same shall be less than an amount equal to Fifty Million and No/100 Dollars ($50,000,000.00), or if any Seller receives notice that any Hotel and/or Land is to be partially condemned but that the value of the Land and Hotels to be condemned does not exceed Fifty Million and No/100 Dollars ($50,000,000.00), then, and in any such event, the Closing shall proceed as scheduled and Sellers shall assign to Buyer the proceeds (excluding proceeds for business interruption or loss for periods prior to the Transfer Time) of any casualty insurance or any condemnation award, as the case may be, Buyer shall receive a credit to the Purchase Price for any deductibles with respect to any insurance proceeds and Sellers shall have no responsibility for restoration or repair of the Property.

ARTICLE XIV.

MISCELLANEOUS COVENANTS AND PROVISIONS

Section 14.01  Assignment; Successors and Assigns.»

Except as otherwise provided in this Section 14.01, neither this Agreement nor any right or interest herein may be assigned by Buyer without the prior written approval of Sellers. Notwithstanding anything to the contrary, Buyer shall have the right to assign all or any portions of this Agreement to one or more Permitted Assignees without obtaining Sellers’ consent; provided that (1) such Permitted Assignee(s) assumes in writing all of Buyer’s applicable obligations and liabilities hereunder, (2) a copy of the assignment and assumption of this Agreement is provided to Sellers promptly following execution thereof and (3) Buyer shall not be released from any of its obligations to Sellers hereunder. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

Section 14.02  Counterparts.»

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Section 14.03  Waiver.»

No failure or delay in acting by any party to this Agreement shall be deemed a waiver of such party’s rights. Any waiver of rights or remedies shall be required to be signed by the party charged with the waiver in order for such waiver to be effective.

Section 14.04  Amendments.»

This Agreement may be modified or amended only by the written consent of Sellers and Buyer.

Section 14.05  Further Agreements.»

Each party agrees that it will execute and deliver to the other party any additional documents, agreements or instruments necessary or reasonable to give effect to this Agreement or any provision hereof.

Section 14.06  Attorneys’ Fees.»

In the event that any party is required to retain the services of an attorney to enforce or otherwise litigate or defend any matter or claim arising out of or in connection with this Agreement, then the prevailing party shall be entitled to its reasonable attorneys’ fees from the non-prevailing party.

Section 14.07  Entire Agreement.»

This Agreement sets forth all the promises, representations, agreements, conditions and understandings relative to the transactions set forth herein, and neither Sellers nor Buyer are relying upon any promises, representations, agreements, conditions or understandings, either oral or written, (which are hereby superseded in their entirety) other than those expressed in this Agreement.

Section 14.08  Brokers and Finders.»

Sellers and Buyer each represent and warrant to the other that it has not employed, retained or consulted any broker, agent or other finder with respect to the Property or in carrying on negotiations relative to this Agreement, except as provided for in this Section 14.08, and Sellers and Buyer shall indemnify and hold the other harmless from and against any and all claims, demands, causes of action, debts, liabilities, judgments and damages (including costs and reasonable attorneys’ fees incurred in connection with the enforcement of this indemnity) which may be asserted or recovered against the other on account of any brokerage fee, commission, or other compensation arising in breach of this representation and warranty. Sellers and Buyer hereby acknowledge that Broker, a licensed real estate broker involved in the negotiation of the transactions contemplated herein, shall be paid a sales commission by Sellers at Closing if, and only if, the transactions contemplated by this Agreement are closed and consummated.

Section 14.09  Notices.»

All notices, demands and requests required, permitted or given pursuant to the provisions of this Agreement shall be in writing, and either hand delivered in person or delivered by certified mail, postage prepaid, return receipt requested, or by Federal Express or other similar overnight courier service, addressed as follows:

If to Buyer:	Ashford Hospitality Limited Partnership
14185 Dallas Parkway, Suite 1100
Dallas, Texas 75254
Attention: David A. Brooks

with a copy to:

Andrews Kurth LLP 1717 Main Street, Suite 3700 Dallas, Texas 75201 Attention: Brigitte Kimichik

If to Seller	CNL Hotels & Resorts, Inc. CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801-3336 Attention: Marcel Verbaas

with a copy to:

Lowndes, Drosdick, Doster, Kantor & Reed, P.A. 215 N. Eola Drive Orlando, Florida 32802-2809 Attention: Richard J. Fildes

Any notice, demand or request which shall be served upon any of the parties in the manner aforesaid shall be deemed sufficiently given (i) upon being hand delivered in person, (ii) transmitted by facsimile transmission provided a copy is sent pursuant to (iii) or the following business day, or (iii) upon being deposited with Federal Express or other similar overnight courier service; provided, however, the time period in which any response to such notice, demand or request must be given shall commence on the date of actual delivery of the notice, demand or request to the address to which it is sent (rather than delivery to the specific addressee). Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as provided below shall be deemed delivery of the notice, demand or request sent. The addresses given above may be changed by any party by ten (10) days’ prior notice to all other parties given in the manner provided herein.

Section 14.10  Section Headings; Interpretation.»

The section headings of this Agreement are for reference only and shall not be used to construe or interpret this Agreement. All terms and words used in this Agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. If any term or condition of this Agreement or the application thereof to any person or circumstance shall, to any extent, be held legally invalid or unenforceable, the remainder of this Agreement, and the application of such terms or conditions to persons or circumstances other than those as to which it is held legally invalid or unenforceable, shall not be affected thereby and each term and condition of this Agreement shall be valid to the fullest extent permitted by law.

Section 14.11  Governing Law.»

This Agreement shall be governed by the laws of the state of Florida; provided, however, that with respect to matters that relate to a specific portion of the Property, then this Agreement shall be governed by the laws of the state where such Property is located.

Section 14.12   Disclosure of Confidential Information/ Public Announcements/ Communication with Governmental Authorities/ Communication with Employees. »

(a)  The parties hereto acknowledge and agree that the existence of this Agreement, the terms of this Agreement and any other information disclosed in the due diligence materials delivered to or produced by Buyer or any other documents, materials, data or other information with respect to the Property which is not generally known to the public (the "Confidential Information") shall in all respects remain confidential and shall not be disclosed by the Buyer except as provided herein. Buyer may disclose Confidential Information to officers, directors, employees, attorneys, accountants, consultants, lenders, financial advisors, partners and investors (collectively, “Representatives”), who in the reasonable business judgment of such party, need to know the Confidential Information for the purpose of evaluating the transactions contemplated by this Agreement. Buyer will inform its Representatives of its confidentiality obligations under this Agreement, and such Representatives shall agree to be bound by the terms and conditions of this Agreement, before Buyer may disclose any Confidential Information to its Representatives. The disclosure of any Confidential Information by any Representative in breach of this Agreement will constitute a breach of this Agreement by Buyer, for which Buyer will be liable. If Buyer or any of its Representatives is required by any subpoena, interrogatories, request for production, or other legal process or by any applicable law or regulation to disclose any Confidential Information, Buyer will give (to the extent not prohibited by law) Sellers prompt written notice of the requirement and will cooperate with the Sellers so that Sellers, at their expense, may seek an appropriate protective order. In the absence of a protective order, Buyer and its Representatives may disclose only such Confidential Information as may in Buyer's reasonable opinion, be necessary to avoid any penalty, sanction, or other material adverse consequence, and Buyer will use commercially reasonable efforts to secure confidential treatment of any Confidential Information so disclosed.

(b)  Notwithstanding the foregoing, any party hereto shall have the right to make a public announcement regarding the transaction described in this Agreement, provided, however, that, prior to and as a condition precedent to such public announcement, all other parties hereto shall approve the timing, form and substance of any such public announcement, except if a party hereto is required to make a public announcement under any securities law, the party making such public announcement may do so only after having provided the other party with a copy of such public announcement and only as long as such public announcement is made in strict accordance with the applicable law requiring such public announcement be made.

(c)  Without limiting the generality of the provisions in subsection (a) above, Buyer shall not, through its officers, employees, managers, contractors, consultants, agents, representatives or any other person (including, without limitation, Buyer's third party consultants), directly or indirectly, communicate with any governmental authority or any official, employee or representative thereof, involving any matter with respect to the Property without the Sellers' prior written consent, which consent shall not be unreasonably withheld, unless such communication is arranged by the Sellers. Notwithstanding the foregoing, Buyer and its representatives and consultants shall have the right to review building department, health department and other local governmental authority records with respect to the Property and the operation of the Hotels and request written or verbal confirmation of zoning and any other compliance by the Land or Hotels with any applicable laws, without any requirement to obtain the consent of the Sellers. Notwithstanding the foregoing, Buyer shall have the right to communicate with the applicable governmental authority in connection with the issuance of any liquor licenses required for the sale of liquor at the Hotels, and any and all other permits or licenses required to be transferred or applied for in connection with the sale of the Hotels, all without the prior consent of the Sellers; provided, however, that (i) Buyer shall provide Sellers with regular updates regarding the progress of any and all such communications; and (ii) no inspections of the Hotels by the applicable governmental authorities shall occur unless a representative of the Sellers is present during such inspections.

(d)  Liquor Licenses. To the extent transferable, Sellers shall transfer to Buyer or its designee, or cause to be transferred to Buyer or its designee, all liquor licenses and alcoholic beverage licenses which are necessary to operate the restaurant, bars and lounges presently located within the Hotel located in Crystal City, Virginia (the “Crystal City Hotel”) and held in the name of Sellers (and not the Manager). To that end, Sellers and Buyer shall reasonably cooperate each with the other, and each shall execute such transfer forms, license applications and other documents as may be necessary to effect such transfer. The parties shall use good faith efforts to effect such transfer prior to Closing. If permitted under the laws of the Commonwealth of Virginia, the parties shall execute and file all necessary transfer forms, applications and papers with the appropriate liquor and alcoholic beverage authorities prior to Closing, to the end that the transfer shall take effect, if possible, on the Closing Date, simultaneously with Closing. If not so permitted, then the parties agree each with the other that they will promptly execute all transfer forms, applications and other documents required by the appropriate liquor and alcoholic beverage authorities in order to effect such transfer at the earliest date in time possible consistent with the laws of the Commonwealth of Virginia, in order that all liquor licenses may be transferred from Sellers to Buyer or its designee at the earliest possible time. If under the laws of the Commonwealth of Virginia, such licenses cannot be transferred or otherwise will not be transferred until after Closing, then Sellers covenant and agree that Sellers shall reasonably cooperate with Buyer in keeping open the bars and lounges and liquor facilities of the Crystal City Hotel between the Closing Date and the time when such liquor license transfers actually become effective, by causing the current Manager of such facilities to continue exercising supervision and management under Sellers’ licenses pursuant to a written agreement in the substantially the form attached hereto as Exhibit “O” until such time as Buyer obtains licenses for such facilities, but in any event not later than sixty (60) days after the Closing Date (at which time such written agreement shall terminate); provided, however, that Buyer, at Buyer’s cost and expense, shall maintain in force and effect at all times insurance reasonably acceptable to Sellers (with Sellers as additional named insureds) and shall indemnify and hold Sellers harmless from any liability, damages or claims encountered in connection with such operations during said period of time, except for Sellers’ gross negligence or willful misconduct and no employees of said facilities shall be employees of any Seller. All cost and expense of such operations during said period of time shall be the sole responsibility of and be promptly paid by Buyer. Buyer covenants and agrees that upon the filing of all necessary transfer forms, applications and other documents with the appropriate liquor and alcoholic beverage authorities, Buyer will diligently and in good faith prosecute the transfer of the liquor licenses to completion.

(e)  Communication with Employees. Without limiting the generality of the provisions in subsection (a) above, Buyer shall not, through its officers, employees, managers, contractors, consultants, agents, representatives or any other person (including, without limitation, Buyer's third party consultants), directly or indirectly, communicate with any Employees or any person representing any Employees involving any matter with respect to the Property, the Employees or this Agreement, without the prior written consent of Sellers and Managers, which consent may be withheld in the sole discretion of Sellers and Managers, unless such communication is arranged by the Sellers and/or Managers. Notwithstanding the foregoing, the Sellers shall reasonably cooperate with Buyer in order to arrange communications, pursuant to a schedule to be reasonably agreed upon by the parties in order to allow Buyer to interview the Employees for possible continued employment, and Buyer shall apprise the Sellers from time to time as to its plans for communicating with such Employees, and to complete such communications in advance of the Closing.

Section 14.13  Time of Essence.»

Time is of the essence of this Agreement and each term and provision hereof; provided, however (unless specifically provided to the contrary elsewhere in this Agreement), when the date by which any action, event or condition is to occur or any notice or other communication is to be given falls on a Saturday, Sunday or legal holiday, the date by which such action, event or condition is to occur or such notice or other communication is to be given shall be automatically extended to the business day immediately succeeding such Saturday, Sunday or legal holiday.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the date first above written.

[SIGNATURES ON FOLLOWING PAGE]

BUYER:

ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a Delaware limited partnership By: Ashford OP General Partner LLC, its general partner

By:
Name: David Brooks
Its: Vice President

Date Executed: , 2005

CNL HOSPITALITY PARTNERS, LP, a Delaware limited partnership
By: CNL Hospitality GP Corp., a Delaware corporation, its sole general partner
By:
Name:
Title:

CNL CRYSTAL CITY II HOTEL, LP, a Delaware limited partnership
By: CNL Crystal City II Hotel GP, LLC, a Delaware limited liability company, its sole general partner
By:
Name:
Title:

RFS PARTNERSHIP, L.P., a Tennessee limited partnership
By: CNL Rose GP Corp., a Delaware corporation its sole general partner
By:
Name:
Title:

ROSE SPE 1, LP, a Delaware limited partnership
By: Rose SPE 1 GP, LLC, a Delaware limited liability company, its sole general partner
By:
Name:
Title:

CNL HOTEL CY-WESTON, LTD., a Florida limited partnership
By: CNL CY-WESTON, LLC, a Florida limited liability company, its sole general partner
By:
Name:
Title:

CNL FOOTHILL HOTEL PARTNERSHIP, LP, a Delaware limited partnership
By: CNL Foothill GP Corp., a Delaware corporation, its sole general partner
By:
Name:
Title:

ESCROW AGENT:

The Talon Group, a division of First American Title Insurance Company

By:
Name:
Title:

Date Executed , 2005

For Purposes of Acknowledging and Agreeing only to the provisions of Section 2.04 of this Agreement

EXHIBIT “A”
Legal Description of Land

Beginning at a point North 00°03'09" West along the Quarter Section Line 755.55 feet and South 89 25'08" East 292.73 feet from the Center Section Corner of Section 23, Township 2 South, Range 1 East, Salt Lake Base and Meridian, and running thence North 89°25'08" West 420.15 feet to a point on the Easterly right of way of Big Cottonwood Canyon Road, said point being a curve to the right, the radius point of which bears North 71°57'36" East, 543.00 feet; thence Northerly along the arc of said curve and said Easterly right of way line 199.04 feet to a point on the Easterly right of way line of 30th East Street; theme North 12 26'45" East along said Easterly right of way line 227.04 feet; thence South 77°11'17" East 477.91 feet; thence South 12°16'59" West 323.61 feet to the point of beginning.

Also described by survey as:

Beginning at a point North 00 03'09" West along the Quarter Section Line 755.55 feet and South 89°25'08" East 292.73 feet from the Center Section Corner of Section 23, Township 2 South, Range 1 East, Salt Lake Base and Meridian, and running thence North 89 25'08" West 420.15 feet to a point on the Easterly right of way of Big Cottonwood Canyon Road, said point being a curve to the right, with a radius of 543.00 feet and a chord that bears North O7 32'21" West 197.92 feet to a point on the Easterly right of way line of 30th East Street; thence North 12°26'45" East along said Easterly right of way line 227.04 feet; thence South 77°11'17" East 477.91 feet; thence South 12°16'59" West 323.61 feet to the point of beginning.

PARCEL 2:

Together with a perpetual non-exclusive easement over an access road, described as follows, connecting with 3000 East as granted in that Private Road Easement and Maintenance Agreement by and between Solitude Ski Corporation and l.g.p.d., L.C., recorded February 19, 1998, as Entry No. 6867994 in Book 7884, at Page 1357 of Official Records:

Beginning at a point that is North 00°03'09" West 1192.37 feet and due West 100.17 feet from the Center of Section 23, Township 2 South, Range 1 East, Salt Lake Base and Meridian, thence South 77°11'17" East 598.09 feet; thence South 12°55'06" West 40.00 feet; thence North 77 11'17" West 72.19 feet; thence South 12° 16'59" West 291.11 feet; thence North 89°25'08" West 49.53 feet; thence North 12°16'59" East 301.61 feet; thence North 77°11'17" West 477.97 feet; thence North 12°26'45" East 40.00 feet to the point of beginning.
(For reference only: Tax Parcel No. 22-23-180-004 22-23-251-015)

Cottonwood

EXHIBIT “A”
Legal Description
All of that real property situated, lying and being in Arlington County, Virginia, more particularly described as follows:

PARCEL ONE:

PARCEL A, Old Dominion Properties Company, as shown on the Plat made by Kephart and Company, Certified Land Surveyors, entitled “Plat showing Old Dominion Properties Company, being a Vacation, Rededication and Resubdivision of Part of the Original V.F. Bond Property, Deed Book 741 at Page 454, and Parcels A & B, V.F. Bond Property, Deed Book 829 at Page 275, Arlington County, Virginia,” which Plat was recorded March 9, 1988 as Instrument Number 18751 in Deed Book 2317 at Page 785, among the land records of Arlington County, Virginia being more particularly described as follows:

Beginning at a point in the line dividing the properties of Kingdon Gould and Old Dominion Properties, said point being North 80 degrees 35 minutes 12 seconds West 5.88 feet from a point marked by an iron pipe which the easterly line of the Richmond, Fredericksburg and Potomac Railroad right of way (known as 50 feet industrial right of way) is intersected by the property line dividing the properties of Kingdon Gould and Richmond, Fredericksburg and Potomac Railroad and running thence South 23 degrees 10 minutes 43 seconds West 249.80 feet to a point, thence North 86 degrees 10 minutes 22 seconds West 133.48 feet to a point, thence North 3 degrees 49 minutes 38 seconds East 256.84 feet to a point, thence South 80 degrees 35 minutes 12 seconds East 217.28 feet to the point of beginning.

AND BEING THE SAME LAND conveyed to CRYSTAL CITY HOTEL ASSOCIATES, L.L.C., a New Jersey limited liability company by Deed from RAHN/CRYSTAL, LTD., a Florida limited partnership, dated November 1, 1996 and recorded among the Land Records of Arlington County, Virginia on November 1, 1996 in Deed Book 2803 at page 1288.

PARCEL TWO:

TOGETHER WITH that certain non-exclusive Easement Agreement dated March 10, 1988 by and between Old Dominion Properties Company, a Virginia general partnership, and Rahn/Crystal Ltd., a Florida limited partnership recorded in Deed Book 2317 at Page
1302.

PARCEL THREE:

TOGETHER WITH that certain non-exclusive Easement Agreement by and between Old Dominion Properties Company, a Virginia general partnership; Jeff-Davis Associates Limited Partnership, a Virginia limited partnership; and Rahn/Crystal Ltd., a Florida limited partnership, recorded in Deed Book 2458 at Page 486.

Crystal City

EXHIBIT “A”
Legal Description
All of that certain piece, parcel or tract of land lying, situate and being in the County of Fairfax, Commonwealth of Virginia, shown as Parcel 2A on that certain plat entitled “Plat of Subdivision on Parcel 2 TRINITY CENTRE”, dated March 4, 1999, revised May 5, 1999, which plat is attached to that certain Deed of Subdivision, Dedication, Easement, Reservation and Vacation, dated May 12, 1999, and recorded in the land records of Fairfax County, Virginia, in Deed Book 10959, at page 1267, and consisting of approximately 3.7482 acres, more or less.

TOGETHER WITH AND SUBJECT TO a permanent, non-exclusive and reciprocal easement and right-of-way for Ingress and Egress over and across Parcel 2A and Parcel 3A, TRINITY CENTRE, by instrument recorded in Deed Book 10489, at page 1336, and as more particularly described in that certain Declaration of Easement and Joint Maintenance Agreement recorded in Deed Book 10489 at page 1362, among the aforesaid land records; and

TOGETHER WITH AND SUBJECT TO the rights, benefits and easements set forth in the Declaration for TRINITY CENTRE, recorded in Deed Book 10489 at page 1262, among the aforesaid land records; and further

TOGETHER WITH a non-exclusive, permanent and perpetual easement for: (a) the performance of work over and across all of Outlot ‘A’ and Outlot ‘B’ TRINITY CENTRE; (b) the construction of guardrails, light fixtures and landscaping over and across a portion of Outlot ‘A’ and Outlot ‘B’; and (c) landscaping over and across a portion of Outlot ‘B’, in the locations shown on the plats attached thereto entitled “Plat Showing Guardrails, Landscaping and Lighting Easement on Outlot ‘A’”, dated May 11, 1999; “Plat Showing Guardrails, Landscape and Lighting Easement on Outlot ‘B’”, dated May 11, 1999; and “Plat Showing a Landscape Easement on Outlot ‘B’” dated May 11, 1999, as set forth in the certain Easement Agreement dated June 28, 1999, recorded in Deed Book 10986 at page 389, among the aforesaid land records and;

TOGETHER WITH the right and benefits of that certain Declaration of Restrictions dated June 28, 1999, recorded in Deed Book 10986, at page 418, among the aforesaid land records and;

TOGETHER WITH AND SUBJECT TO the non-exclusive rights, benefits and easements as set forth in the Sign Easement Agreement recorded in Deed Book 11629 at [age 1327 among the aforesaid land records.

Centerville

EXHIBIT “A”
Legal Description

All that real property in Fairfax County, Virginia described as:
Parcel 5, containing 3.07182 acres, more or less, as set forth and shown on that certain Subdivision Plat entitled “Plat Showing Parcels 1 thru 6 Jefferson Park - Being a Resubdivision of Parcels 2A, 2B, 3B and 4A Yorktowne” as recorded among the Land Records of Fairfax County, Virginia in Deed Book 10580 at Page 1480.

TOGETHER WITH the non-exclusive Private Sign Easement, the non-exclusive Western Access Road Easement and 8” Water line Easement, the non-exclusive Temporary Secondary Construction Access Easement, the non-exclusive 10’ Utility Easement and the non-exclusive Temporary Construction Access Easement and the non-exclusive Temporary Grading Easement all as set forth in Master Easement Agreement by and between Greenstar II, L.P. and Residence Inn by Marriott, Inc, dated November 10, 1998 and recorded November 10, 1998 in Deed Book 10650 at page 1024 among the said Land Records.

TOGETHER WITH AND SUBJECT TO the Storm Sewer Easement Agreement by and between Edward Katz and Joseph A. Keating, Trustees for the benefit of Yorktowne Shopping Center, a Virginia Joint Venture and Residence Inn by Marriot, Inc., dated November 10, 1998 and recorded November 10, 1998 in Deed Book 10650 at page 1067 among the said Land Records.
ALSO TOGETHER WITH AND SUBJECT TO a non-exclusive easement over all street, walks and paths on the Commercial Common Area and Community Trails System for the purpose of vehicular and/or pedestrian access, ingress and egress set forth in Deed Book 10122 at page 1376 among the said Land Records.

Merrifield

EXHIBIT “A”
Legal Description

The Property is situated in the State of California, County of Orange, City of Lake Forest and is described as follows:
Parcel 2 (Formerly Parcel 5 of Parcel Map No. 99-216 as shown on a map filed in Book 319, Pages 24 to 26, of Parcel Maps) of Lot Line Adjustment No. LLA 2001-04, recorded June 19, 2001 as instrument no. 20010403219 of Official Records of Orange County, California.

Foothill

Exhibit A
Legal Description
TRACT 1
All that certain piece, parcel or tract of land situate in the County of Durham, State of North Carolina, being known as Tract 1 according to a plat recorded in the Register of Deeds Office for Durham County in Book 144, Page 162 and containing 4.780 acres on a plat entitled “ALTA/ACSM Land Title Survey for Marriott International, Inc., 920 Slater Road, Durham County, Durham, North Carolina (Imperial Center) (Springhill Suites)”, dated December 12, 2000, and last revised January 30, 2001, by Site Design, Inc. with the following metes and bounds to WIT:

BEGINNING at an old 1” open top iron pin (Bent) located on the eastern right of way of Slater Road (N.C.S.R. 1974) at the joint corner of Imperial Hotel Group LTD. Property, now or formerly, said iron pin being 544’ more or less from the intersection of the eastern right of way of Emperor Boulevard with its intersection with said eastern right of way of Slater Road (N.C.S.R. 1974); thence leaving said eastern right of way of Slater Road and running along the line of said Imperial Hotel Group LTD Property South 79°44’23’ East 106.80 feet to an old 1” open top iron pin; thence North 51°55’ 51” East 214,99 feet to an old 1” open top iron pin (Bent); thence North 11 °34’ 14” East 387.37 feet to an old 1” open top iron pin located on the southern right of way of Interstate 40; thence turning and running along said southern right of way South 48°49’11” East 10.11 feet to an old ¾” open top iron pin; thence South 44°18’04” East 241.42 feet to an old N.C.D.0.T. right of way monument; thence South 25°27’03 East 410.90 feet to an old ¾” open top iron pin at the joint corner of Ransdell Heirs Property, now or formerly; thence turning and running along the line of said heirs property South 75°59’38” West 471.42 feet to an old 1” open top iron pin (Bent); thence North 79°31’58” West 173.02 feet to an old 1” open top iron pin (Bent) located on the eastern right of way of Slater Road (N.C.S.R. 1974); thence turning and running along said eastern right of way and along a curve to the left having a radius of 798.23 feet and a chord bearing and distance of North 28°53’33” West 160.00 feet to the POINT OF BEGINNING.

TRACT 2:

TOGETHER WITH a perpetual, non-exclusive twenty (20) foot wide easement to construct, repair, replace and maintain sanitary sewer facilities as more particularly set forth within that certain Agreement by and between Nortel Networks, Inc., formerly known as Northern Telecom Inc., and Springhill SMC Corporation, recorded in Book 2677, Page 707, Durham County Registry.

Raleigh/Durham

EXHIBIT A

Tract 1 (Fee Tract);

ALL THAT CERTAIN PIECE, PARCEL OR TRACT OF LAND SITUATE, LYING AND BEING IN THE CITY OF CHARLOTTE. COUNTY OF MECKLENBURG, STATE OF NORTH CAROLINA, BEING KNOWN AS LOT 3, UNIVERSITY RESEARCH PARK MAP 100, AS RECORDED IN THE R.O.D. OFFICE FOR MECKLENBURG COUNTY IN MAP BOOK 31, PAGE 881 AND CONTAINING 3.620 ACRES ACCORDING TO AN -ALTA/ACSM LAND TITLE SURVEY FOR MARRIOTT INTERNATIONAL, INC., 8700 RESEARCH DRIVE. MECKLENBURG COUNTY. CHARLOTTE, NORTH CAROLINA (SPRINGHILL SUITES)", DATED 02/27/01. AND LAST REVISED MARCH 16, 2001 BY SITE DESIGN. INC.

Tract 2 (Fee Tract):
ALL THAT CERTAIN PIECE, PARCEL OR TRACT OF LAND SITUATE, LYING AND BEING IN THE CITY OF CHARLOTTE. COUNTY OF MECKLENBURG, STATE OF NORTH CAROLINA, CONTAINING 2.826 ACRES AND SHOWN AS "FAIRFAX CHARLOTTE II LTD PARTNERSHIP N/F, GREENWAY DEDICATED TO MECKLENBURG COUNTY PARKS AND RECREATION" AS SHOWN ON PLAT ENTITLED "UNIVERSITY RESEARCH PARK MAP 100, " RECORDED IN MAP BOOK 31, PAGE 881, MECKLENBURG COUNTY REGISTRY.

Tract 3 ( Easement Tracts):
Parcel 1:

Together with non-exclusive easements for the purpose of installing, operating, maintaining, repairing and replacing utilities, facilities and equipment, including storm drainage lines and facilities, temporary and/or permanent electric and telephone lines, wire and conducts, manholes, pipes. lines and/or conduits for the transmission of water, sewerage or natural gas, and lines, wires or conduits for the transmission of electronic data and/or broadcast signals in accordance with the terms, provisions and conditions contained within that certain Declaration of Protective Covenants and Easements dated September 3, 1990, by Fairfax Charlotte II Limited Partnership recorded In Book 10795, Page 637, Mecklenburg County Registry.

Parcel 2:

Together with a non-exclusive easement far the purpose of ingress, egress, regress, access and delivery, both pedestrian and vehicular, in accordance with the terms, provisions and conditions contained within that certain Declaration of Protective Covenants and Easements dated September 3. 1999. by Fairfax Charlotte l| Limited Partnership recorded in Book 10795. Page 637, Mecklenburg County Registry.

Parcel 3:

Together with non-exclusive easement for the purpose of installing, constructing, operating, repairing, replacing and maintaining water mains and other appurtenant facilities for the transmission and distribution of water and a non-exclusive "Emergency Water Easement", in accordance with the terms, provisions and conditions contained within that certain Water Easement Agreement dated September 28, 1999, by and between TownePlace Management Corporation. Fairfax Charlotte II Limited Partnership and Springhill SMC Corporation recorded in Book 10796, Page 681. Mecklenburg County Registry.

Parcel 4:

Together with a non-exclusive grading, slope and temporary construction easement for the purpose of performing construction, grading and maintenance work and activities to establish a new and permanent slope and grade and maintain same in accordance with the terms, provisions and conditions contained within that certain Grading, Slope end Temporary Construction Easement Agreement dated September 28, 1989, by end between TownePlace Management Corporation and Springhill SMC Corporation recorded in Book 10795, Page 667, Mecklenburg County Registry.

Parcel 5:

Together with a non-exclusive easement for the purpose of Installing, constructing, repairing, replacing and maintaining storm water drainage lines and related facilities In accordance with the terms, provisions and conditions contained within that certain Storm Water Drainage, Temporary Storm Water Management and Temporary Construction Easement Agreement dated September 28, 1999, by and between Springhill SMC Corporation, TownePlace Management Corporation and Fairfax Charlotte 11 Limited Partnership recorded in Book 10795. Page 738, Mecklenburg County Registry, Together with a non-exclusive temporary easement for the purpose of installing, constructing, operating, maintaining repairing, replacing and removing the storm water management facilities in accordance with the terms, provisions and conditions contained within said agreement.

Parcel 6:

Together with a non-exclusive Ingress, egress and access easement (the "Fairfax Sidewalk Easement) and a non-exclusive ingress, egress and access easement (the "TownePlace Sidewalk Easement" in accordance with the terms, provisions and conditions contained within that certain Access, Utilities and Sidewalk Easement Agreement dated September 26, 1999, by and between Springhill SMC Corporation, Fairfax Charlotte II Limited Partnership and TownePlace Management Corporation recorded in Book 10795, Page 709, Mecklenburg County Registry.

Parcel 7:
together with a non-exclusive grading, slope and temporary construction easement for the purpose of performing construction, grading, and maintenance work and activities to establish a new and permanent slope and grade and maintain same in accordance with the terms, provisions and conditions contained within that certain Grading, Slope and Temporary Construction Easement Agreement dated September 28, 1999, by and between Fairfax Charlotte II Limited Partnership and Springhill SMC Corporation recorded in Book 10795. Page 778, Mecklenburg County Registry.

Charlotte

EXHIBIT “A”
LEGAL DESCRIPTION

Parcel “J” in Block lettered “C” in the subdivision known as "PARCELS J AND K, BLOCK C, WASHINGTONIAN CENTER" as per plat thereof recorded in Plat Book 190 at Plat No. 20870 among the Land Records of Montgomery County, Maryland.
TOGETHER with the non-exclusive reciprocal easement for ingress and egress in and from the Boardwalk Easement to any parcel to permit the free flow of pedestrians from the Phase I Improvements and the Master Parcel to and in the Boardwalk Easement as defined and set forth in that certain Boardwalk Easement Agreement Phase I, dated August 4, 1988 and recorded on August 22, 1988 in Liber 8429 at folio 281, as amended by that certain Amendment to Easement Agreements dated March 15, 1990 and recorded on March 19, 1990 in Liber 9236 at folio 881 and as re-recorded in Liber 9254 at folio 460.

TOGETHER with the non-exclusive easement rights to drain Stormwater in, over, under and through State Highway Easement and the 40’ Storm Drain Easement for ultimate discharge into the detention pond along with the non-exclusive, perpetual easement to drain Stormwater for discharge into the detention pond as defined and set forth in the Confirmatory Agreement and Grant of Easements Regarding Stormwater Drainage, dated May 2, 1997 by and between HMH Properties, Inc., Washingtonian Associates, L.C. and Residence Inn by Marriott, Inc. and recorded on May 7, 1997 in Liber 14856 at folio 361 and the non-exclusive use in the Fire Lane Easement Area, Landscape Easement Area and the Storm Drain Easement Area as set forth and defined in that certain Reciprocal Easement Agreement dated May 2, 1997 by and between Residence Inn by Marriott, Inc. and Washingtonian Associates, L.C., recorded on May 7, 1997 in Liber 14856 at folio 345 and re-recorded in Liber 14871 at folio 110.

TOGETHER with the non-exclusive use of easements for ingress and egress as set forth, created and defined by that certain Declaration of Covenants, Conditions, Easements and Restrictions dated June 21, 1999 made by Washingtonian Associates, L.C. and recorded on June 22, 1999 in Liber 17219 at folio 34.

Gaithersburg

Exhibit A
Legal Description

Parcel 1 (Fee):
Certain lots or parcels of land, with the buildings thereon, located in Scarborough, Maine, and being more particularly described as follows (the "Premises"):
Two certain lots or parcels of land situated in the Town of Scarborough, County of Cumberland and State of Maine, and being Lots 1105 and 1106 on plan entitled "Amended Subdivision Plan Roundwood" made by BH2M and Mitchell & Associates, recorded on April 18, 1997 in the Cumberland County Registry of Deeds at Plan Book 197, Page 131, (the "Plan"), to which Plan reference is hereby made for a more particular description.
Together with the following: (1) any percentage allocated interest of the Premises in Common Properties, all as more particularly described on the Plan; and (2) all of TownePlace Management Corporation's right, title and interest, if any, to the use and enjoyment of the easement in common with TownePlace Management Corporation, its successors and assigns, and others, described in the instrument recorded in the Cumberland County Registry of Deeds at Plan Book 13038, Page 76 insofar as said easement benefits the Premises.

Said Parcel 1 also being described as follows:
A certain parcel of land situated on the northerly side of Roundwood Drive in the Town of Scarborough, County of Cumberland and State of Maine, bounded and described as follows:
BEGINNING at the southwest comer of land now or formerly of Robert and Ruth Mougalian recorded in the Cumberland County Registry of Deeds in Book 9488, Page 336 on the northerly sideline of Roundwood Drive shown as lot on "Amended Subdivision Plan, Roundwood Drive, Scarborough", dated October 1996, revised through May 15, 1997, by BH2M, Inc. recorded in Plan Book 197, Page 303, from which point a radial line bears N 3° 30' 59" E;
Thence northwesterly by Roundwood Drive by a curve to the right having a radius of 670.00 feet an arc distance of 166.42 feet;
Thence N 72° 15' 07" W by Roundwood Drive 6.26 feet to a point on a curve, from which point a radial line bears S 84° 10' 12" W;
Thence, northerly, northwesterly and westerly by Roundwood Drive by a curve to the left having a radius of 75.00 feet an arc distance of 110.00 feet to the land now or formerly of Residence Inn by Marriott, Inc., as recorded in the Cumberland County Registry of Deeds in Book 11904, Page 119;

Thence N 11° 42' 19" W by said land 272.49 feet to a 1/2" iron pipe found and the land of the Maine Turnpike Authority;

Thence N 51° 11' 14" E by Maine Turnpike Authority 170.57 feet to Gorham Road;
Thence S 72° 26' 19" E by Gorham Road 229.50 feet to a 5/8" iron rod found and the land of Mougalian;

Thence S 10° 01' 05" W by Mougalian 145.66 feet;

Thence S 06° 01' 35" W by Mougalian 262.41 feet to the point of beginning. Parcel 2 (Sign Easement):
An easement interest in a certain lot or parcel of land situated on Payne Road in Scarborough, Cumberland County, State of Maine, in accordance with the provisions set forth in Deed of Easement from Derek R. Burt to Residence Inn by Marriott, Inc., dated April 28, 1995 and recorded in the Cumberland County Registry of Deeds in Book 11904, Page 121, and as further set forth in the Sign Sub-Easement Agreement by and between Innkeepers Residence Portland, L.P., as grantor, TownePlace Management Corporation, as Grantee and Derek R. Burt, as owner, dated September 21, 1988 and recorded in the Cumberland County Registry of Deeds in Book 14161, Page 63.

Parcel 3 (Fire Lane Easement):
An easement in a certain lot or parcel of land situated on Roundwood Drive in Scarborough, County of Cumberland and State of Maine as set forth in a Fire Lane Easement Agreement by and between Innkeepers Residence Portland, L.P. and TownePlace Management Corporation, dated September 21, 1998 and recorded in the Cumberland County Registry of Deeds in Book 14161, Page 71.

Scarborough

EXHIBIT “A”

Beginning at a point on the Northeasterly sideline of North Street, Tewksbury, Middlesex County (Northern District), Massachusetts said beginning point being at the point of tangency of a curve connecting the Northeasterly sideline of said North Street and the Northwesterly sideline of Connector Road;
Thence running N 39o 17’ 54” W by the Northeasterly sideline of North Street three hundred twenty-four and seventy-two hundredths (324.72) feet to a point;
Thence turning and running N 50o 42’ 06” E by land now or formerly of John L. Vinios three hundred fifteen and thirty-four hundredths (315.34) feet to a point;
Thence turning and running S 59o 25’ 42” E forty-one and eighty-two hundredths (41.82) feet to a point;
Thence turning and running S 39o 17’ 54” E still by land now or formerly of John L. Vinios three hundred fifty-seven and twenty-four hundredths (357.24) to a point on the Northwesterly sideline of Connector Road;
Thence turning and running by a curve to the left of four hundred fifty and no hundredths (450.00) feet radius by the Northwesterly sideline of said Connector Road one hundred seven and two hundredths (107.02) feet to a point of tangency;
Thence running S 54o 26’ 47” W still by the Northwesterly sideline of said Connector Road one hundred eighty-seven and seventy-eight hundredths (187.78) feet to appoint of curvature;
Thence running by a curve to the right of forty and no hundredths (40.00) feet radius joining the Northwesterly sideline of said Connector Road and the Northwesterly sideline of North
Street sixty and twenty-two hundredths (60.22) feet to the point of beginning.
Together with the benefit of rights reserved by James T. Chadwick and Charles M. Gorman, Trustees of Tewksbury Andover Street Trust in deed to Chalet Susse International, Inc. dated March 15, 1988 and recorded in Book 4439, Page 15 and as shown on plan recorded in Plan Book 164, Plan 103.

Together with the rights to use Connector Road as shown on Plan Book 168, Plan 83.

Together with the rights, obligations and easements as set forth in an Easement Agreement by and between John L. Vinios and TownePlace Management Corporation dated September 22, 1998 and recorded in Book 9594, Page 256.

Together with the rights, obligations and easements contained in Easement, Construction and Maintenance Agreement by and between John L. Vinios and TownePlace Management Corporation dated September 22, 1998 recorded in Book 9594, Page 267.

Together with the benefit of Restrictive Covenant as set forth in an instrument dated September 22, 1998 and recorded in Book 9594, Page 283.

Together with the rights and easements contained in Easement, Construction and Maintenance Agreement dated May 9, 1989 and recorded in Book 4886, Page 206.

Tewksbury

Exhibit A
Legal Description
TRACT 1:

LOT 4, COLLEGE BOULEVARD PLAZA, SECOND PLAT, a Replat of part of Lot 2, College Boulevard Plaza, a subdivision in the City of Overland Park, Johnson County, Kansas.

TRACT 2:

Together with a non-exclusive permanent drainage easement over the Northerly part of LOT 2, COLLEGE BOULEVARD PLAZA, a subdivision in the City of Overland Park, Johnson County, Kansas, as described in the instrument recorded in Book 6185, Page 328.

TRACT 3:

Together with a non-exclusive sewer line right of way over the Northerly part of LOT 2, COLLEGE BOULEVARD PLAZA, a subdivision in the City of Overland Park, Johnson County, Kansas, as described in the instrument recorded in Book 6185, Page 345.

Overland Park

EXHIBIT “A”
Legal Description
TRACT ONE (FEE SIMPLE)
ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING in Land Lot #1118 and #1119, 2nd District, 2nd Section, Fulton County, Georgia, being TRACT 1 and being the same property shown on Plat of survey by John W. Stanzilis, Jr., a Georgia Registered Land Surveyor #2109, and being identified as "Boundary and Topographic Survey for the RBA Group" dated November 5, 1997, and being more particularly described as follows:
TO FIND THE POINT OF BEGINNING, commence at a BUGGY AXLE being the common land lot corner of Land Lots 1113, 1114, 1119, and 1120; Thence, following the northern land lot line of Land Lot 1119 South 89°10'31" East for a distance of 478.62 feet to a point located on the western proposed right-of-way of Deerfield Parkway (100' right-of-way); Thence, following the northern land lot line of Land Lot 1119 South 89°10'31" East for a distance of 110.63 feet to a point located at the eastern proposed right-of-way of Deerfield Parkway (100' right-of-way); Thence, leaving the northern land lot line of Land Lot 1119 and following the eastern proposed right-of-way of Deerfield Parkway (100' right-of-way) South 24°30'00" East for a distance of 507.09 feet to a point on the eastern proposed right-of-way of Deerfield Parkway (100' right-of-way); Thence, along a miter of proposed right-of-way of Deerfield Parkway (100' right-of-way) South 69°30'00" East for a distance of 69.26 feet to a point on the northern side of proposed right-of-way of Morris Road Extension; Thence, along the northern proposed right-of-way of Morris Road Extension North 65°30'00" East for a distance of 157.15 feet to a point; Thence, along the northern proposed right-of-way of Morris Road Extension along a curve to the right having a radius of 600.00 feet and an arc length of 286.09 feet, being subtended by a chord North 79°09'35" East for a distance of 283.38 feet to a point; Thence, along the northern proposed right-of-way of Morris Road Extension South 87°10'51" East for a distance of 57.73 feet to a point on the common land lot line of Land Lots 1118 and 1119; Thence, crossing the proposed right-of-way of Morris Road Extension, along the common land lot line of Land Lots 1118 and 1119, South 00°25'27" East for a distance of 100.16 feet to a point on the southern proposed right-of-way of Morris Road Extension and TRUE POINT OF BEGINNING; Thence, leaving the common land lot line of Land Lots 1118 and 1119, along the southern proposed right-of-way of Morris Road Extension South 87°10'51" East for a distance of 44.25 feet to a point; Thence, leaving the southern proposed right-of-way of the Morris Road Extension (100' right-of-way) South 02°49'09" West for a distance of 166.50 feet to a point in the proposed lake; Thence, South 27°32'42" East for a distance of 223.90 feet to a point in the proposed lake; Thence, South 64°33'24" West for a distance of 446.12 feet to a point; Thence, South 83°22'52" West for a distance of 70.97 feet to a point on the eastern proposed right-of-way of Deerfield Parkway (100' right-of-way); Thence, following the eastern proposed right-of-way of Deerfield Parkway (100' right-of-way) along a curve to the left with a radius of 1014.50 feet, an arc length of 262.43 feet being subtended by a chord North 14°25'38" West for a distance of 261.70 feet to a point; Thence, following the eastern proposed right-of-way of Deerfield Parkway (100' right-of-way) North 15°29'28" West for a distance of 83.63 feet to a point; Thence, following the eastern proposed right-of-way of Deerfield Parkway (100' right-of-way) North 24°30'00" West for a distance of 71.98 feet to a point on the southern proposed right-of-way of Morris Road Extension; Thence, leaving the eastern proposed right-of-way of Deerfield Parkway (100' right-of-way) along the southern proposed right-of-way of Morris

Road Extension, North 20°30'00" East for a distance of 70.71 feet to a point; Thence, along the southern proposed right-of-way of Morris Road Extension, North 65°30'00" East for a distance of 144.13 feet to a point; Thence, along the southern proposed right-of-way of Morris Road Extension, along a curve to the right having a radius of 500.00 feet and an arc length of 238.41 feet, being subtended by a chord North 79°09'34" East for a distance of 236.15 feet to a point; Thence, following the southern proposed right-of-way of the Morris Road Extension (100' right-of-way) South 87°10'51" East for a distance of 63.40 feet to a point on the common land lot lines of Land Lots 1118 and 1119, said point being the TRUE POINT OF BEGINNING.
The above described property is the same property shown on that plat of a “Boundary and Topographic Survey for the RBA Group” dated November 5, 1997, by John W. Stanzilis, Jr., Registered Land Surveyor, said plat is incorporated herein and made a part hereof by specific reference. For a more complete and accurate description, said survey is identified as Job #98-1490.
TRACT TWO (EASEMENT ONLY)
TOGETHER WITH ("Easement One") appurtenant easements granted in Reciprocal Easement Agreement (Marriott) by and between Deerfield Park, LLC ("Deerfield") and William B. Orkin at 24183/61, amended and restated at 24479/31. (Easements for temporary construction [now expired] access; and sanitary sewer).
TOGETHER WITH ("Easement Two") sanitary sewer easement described as Easement 9 and Easement 4, and sanitary sewer outfall easement and being more particularly described on Exhibit A-1 attached hereto and by this reference incorporated herein.*
TOGETHER WITH ("Easement Three") appurtenant easements as described in that certain Access, Sanitary Sewer and Temporary Construction Easement Agreement by and between Deerfield and CMG at 24479/108.
*NOTES:
1.	Said Easement 9 is set forth in Deed Book 24183/178, amended and restated at Deed Book 24479/1, said Records;
2.  Said Easement 4 is set forth in Deed Book 24479/108, said Records;
3.
Said Outfall Sewer Easement is set forth on Plat of Survey for Courtyard Management Corporation ("CIVIC") by John W. Stanzilis, Georgia Registered Land Surveyor No. 2109, Solar Land Surveying Company dated November 5, 1997, last revised May 18, 1998, filed June 9, 1998 and recorded in Plat Book 201, Page 12.

TRACT TWO (EASEMENT ONLY) Exhibit A-1 Legal Description Easement 9
ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 1118, 2nd District, 2nd Section, Fulton County, Georgia, being TRACT 1 being Easement 9, and being the same property shown on plat of survey by John W. Stanzilis Jr., a Georgia Registered Land Surveyor #2109, and being identified as "Boundary and Topographic Survey for the Courtyard Management Corporation" dated November 5, 1997, and being more particularly described as follows:
TO FIND THE POINT OF BEGINNING, Commence at an iron pin set, being on the common Land Lot Line of Land Lots 1119 and 1118, located on the southern proposed right-of-way of Morris Road Extension (100' right-of-way); Thence South 87 degrees 10 minutes 51 seconds East for a distance of 44.25 feet to a point, said point also being the TRUE POINT OF BEGINNING;
Thence South 87 degrees 10 minutes 51 seconds East for a distance of 119.69 feet to a point; Thence South 00 degrees 50 minutes 45 seconds East for a distance of 12.02 feet to a point; Thence North 87 degrees 10 minutes 51 seconds West for a distance of 120.46 feet to a point; Thence North 02 degrees 49 minutes 09 seconds East for a distance of 12.00 feet to a point, said point also being the TRUE POINT OF BEGINNING.

Together with and subject to covenants, easements and restrictions of record.
Said property contains 0.03 acres more or less.
TRACT TWO (EASEMENT ONLY) Exhibit A-1 Legal Description Easement 4
ALL THAT TRACT OF PARCEL OF LAND LYING AND BEING IN LAND LOT 1118, 2nd District, 2nd Section, Fulton County, Georgia being TRACT 1 being Easement 4 and being the same property shown on plat of survey by John W. Stanzilis Jr., a Georgia Registered Land Surveyor #2109 and being identified as "Boundary and Topographic Survey for the Courtyard Management Corporation" dated November 5, 1997, and being more particularly described as follows:
TO FIND THE POINT OF BEGINNING, Commence at an iron pin set, being on the common Land Lot Line of Land Lots 1119 and 1118, located on the southern proposed right-of-way of Morris Road Extension (100' right-of-way); Thence South 87 degrees 10 minutes 51 seconds East for a distance of 44.25 feet to a point: Thence South 87 degrees 10 minutes 51 seconds East for a distance of 99.65 feet to a point, said point also being the TRUE POINT OF BEGINNING; Thence North 00 degrees 50 minutes 45 seconds West for a distance of 100.20 feet to a point; Thence South 87 degrees 10 minutes 51 seconds East for a distance of 20.04 feet to a point; Thence South 00 degrees 50 minutes 45 seconds East for a distance of 100.20 feet to a point; Thence North 87 degrees 10 minutes 51 seconds West for a distance of 20.04 feet to a point, said point also being the TRUE POINT OF BEGINNING.

Together with and subject to covenants, easements and restrictions of record.
Said property contains 0.05 acres more or less.
TRACT TWO (EASEMENT ONLY) Exhibit A-1 Legal Description Sanitary Sewer Outfall Easement

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 1114, 1115 & 1118, 2nd District, 2nd Section, Fulton County, Georgia, being TRACT 1, being Sanitary Sewer Outfall Easement, and being the same property shown on plat of survey by John W. Stanzilis Jr., a Georgia Registered Land Surveyor # 2109, and being identified as "boundary and Topographic Survey for the Courtyard Management Corporation" dated November 5, 1997 and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING, Commence at an iron pin set, being on the common Land Lot Line of Land Lots 1119 and 1118, located on the southern proposed right-of-way of Morris Road Extension (100' right-of-way); Thence South 87 degrees 10 minutes 51 seconds East for a distance of 44.25 feet to a point; Thence South 87 degrees 10 minutes 51 seconds East for a distance of 99.65 feet to a point; Thence North 00 degrees 50 minutes 45 seconds West for a distance of 100.21 feet to a point, said point also being the TRUE POINT OF BEGINNING;
Thence North 04 degrees 51 minutes 29 seconds West for a distance of 62.24 feet to a point; Thence North 09 degrees 35 minutes 05 seconds East for a distance of 193.40 feet to a point; Thence North 25 degrees 57 minutes 26 seconds West for a distance of 244.06 feet to a point; Thence North 06 degrees 00 minutes 54 seconds West for a distance of 110.62 feet to a point; Thence North 80 degrees 18 minutes 18 seconds West for a distance of 151.08 feet to a point; Thence North 62 degrees 22 minutes 03 seconds East for a distance of 7.87 feet to a point; Thence North 07 degrees

17 minutes 22 seconds East for a distance of 15.24 feet to a point; Thence South 80 degrees 18 minutes 18 seconds East for a distance of 160.61 feet to a point; Thence South 05 degrees 00 minutes 54 seconds East for a distance of 122.25 feet to a point; Thence South 25 degrees 57 minutes 26 seconds East for a distance of 246.95 feet to a point; Thence South 09 degrees 35 minutes 05 seconds West for a distance of 197.29 feet to a point; Thence South 02 degrees 43 minutes 59 seconds East for a distance of 62.38 feet to a point; Thence North 87 degrees 10 minutes 51 seconds West for a distance of 20.04 feet to a point, said point also being the TRUE POINT OF BEGINNING:
Together with and subject to covenants, easements and restrictions of record.
Said property contains 0.355 acres more or less.

Alpharetta

EXHIBIT “A”

All that certain real property situated in the County of Riverside, State of California, described as follows:

Parcel A:

Parcel 1 of Parcel Map 29465, in the City of Palm Desert, County of Riverside, State of California, as per map recorded in Book 196, page(s) 31 and 32, of Parcel Maps, in the office of the County Recorder of said County.

Parcel B:

Non-exclusive easements, as set forth in Section 2.02 of a Mutual Easement Agreement, recorded May 31, 2000 as Instrument No. 2000-207952, of Official Records.

Palm Desert

EVERY PAGE= "EVERY PAGE" 0020399\111199\821280\10

EXHIBIT "A"
(City of Newark)
Parcel One:
Parcel 1, Parcel Map 7179, filed April 01, 1999, in Map Book 244, Pages 24-25, Alameda County Records.
Parcel Two:
Non-Exclusive reciprocal Easement rights and privileges of use, both pedestrian and vehicular, appurtenant to Parcel One for the installation, construction, operation, maintenance, repair and replacement of a roadway and walkway and for the installation, plating, ponds, and streams and all irrigation and drainage facilities over a Southwesterly portion of Parcel 1, Parcel Map 4180, filed December 27, 1983, Map Book 141, Pages 79-80, Alameda County Records, as shown and delineated and upon all terms and conditions contained in the Declaration of Restrictions, creating Roadway, walkway and landscaping Easement, executed by Duffel Financial and Construction Company, a California corporation, Recorded July 31, 1990, Instrument No. 90-207536, Alameda County Records, and as modified by the Modification of Easement Recorded June 26, 1996, Instrument No. 96154458, Official Records.
Parcel Three:
A Non-Exclusive private storm drain Easement for the benefit of Parcel One for the purpose of installing and maintaining storm drain facilities, over that certain 20 foot by 15 foot Southwesterly portion of Parcel 2, Parcel Map 7179, filed April 01, 1999, in Map Book 244, Pages 24-25, Alameda County Records, as delineated on said Maps as “PSDE”.
Assessor’s Parcel Number:  901-0195-037 and 901-0195-038
Apn Map:     901-0195-037,038

Newark

EXHIBIT “A”
All that certain real property situated in the County of San Diego, State of California, described as follows:
Lot 7 of Pacific Corporate Center Unit 8, in the City of San Diego, County of San Diego, State of California, according to Map thereof No. 11988, filed in the Office of the County Recorder of San Diego County, January 13, 1988.

Assessor’s Parcel Number: 341-392-24

Mira Mesa

Exhibit "A"

Parcel 1:

A portion of Land lying in Sections 11, 12 and 14, Township 24 South, Range 28 East, Orange County, Florida, being more particularly described as follows:

Begin at the Southwest corner of Lot 1, IHL INTERCHANGE CENTER, recorded in Plat Book 27, pages 96 through 98, Public Records of Orange County, Florida, said point also being a point on the Southeasterly right of way line of Interstate 4; thence run South 43°35'11" West along said Southeasterly right of way line a distance of 112.95 feet; thence continue along said right of way line South 38°37'04" West, a distance of 299.11 feet; thence departing said Southeasterly right of way line, run South 89°25'21" East, a distance of 342.08 feet; thence run South 00°34'39" West, a distance of 14.34 feet; thence run South 59°25'21" East, a distance of 36.27 feet; thence run South 89°25'21" East, a distance of 933.50 feet to a point on the Westerly right of way line of Westwood Boulevard; thence run the following two (2) courses and distances along said right of way lien North 00°29'18" East, a distance of 39.15 feet to a point of curvature of a curve concave Easterly, having a radius of 690.00 feet, an included angle of 26°49'34", a chord bearing of North 13°54'05" East, run along the arc of said curve a distance of 323.06 feet; thence departing said Westerly right of way line, and along the South line of the aforementioned Lot 1, run North 89°25'21" West, a distance of 1119.35 feet to the Point of Beginning.

TOGETHER WITH:

Parcel 2:

The non-exclusive easement rights granted in that certain Non-Exclusive Ingress and Egress Easement between ILH Company and CNL Hotel RI-Orlando, Ltd., dated December 6, 2000 and recorded on December 7, 2000, in Official Records Book 6146, page 1695, of the Public Records of Orange County, Florida, over and across the following property:

Cross Access Easement:

A portion of Lot IHL INTERCHANGE CENTER, recorded in Plat Book 27, pages 96 through 98, of the Public Records of Orange County, Florida, being more particularly described as follows:
Begin at the intersection of the South line of Lot 1, IHL INTERCHANGE CENTER, as recorded in Plat Book 27, pages 96, 97 and 98, of the Public Records of Orange County, Florida, with the Westerly right of way line of Westwood Boulevard; thence run North 89°25'21" West, a distance of 201.70 feet to a point on a non-tangent curve concave Northwesterly having a radius of 288.42 feet, an included angle of 37°56'12", and a chord bearing of North 50°50'30" East, run 190.97 feet along the arc of said curve to a point; thence run South 60°34'17" East, 82.02 feet; thence run South 90°00'00" East, 33.50 feet to a point on said Westerly right of way line and said point also being a point on a non-tangent curve concave Southeasterly having a radius of 690.00 feet, an included angle of 07°47'22", and a chord bearing of South 31°15'10" West, run 93.81 feet along the arc of said curve to the Point of Beginning.

Parcel 3:

Together with the Non-Exclusive easement rights granted in that certain Easement Agreement and Restrictive Covenant between Marriott Ownership Resorts, Inc., CNL Hotel RI-Orlando, Ltd., and HAO Condominium Association, Inc., dated December 6, 2000 and recorded December 7, 2000 in Official Records Book 6146, page 1672, of the Public Records of Orange County, Florida, over and across the following property:

Storm Sewer Easement:

A portion of Section 14, Township 24 South, Range 28 East, Orange County, Florida, and a portion of Lots 38 and 39, ADDITION TO LAKE WILLIS CAMPS, as recorded in Plat Book "R", page 110, Public Records of Orange County, Florida, being more particularly described as follows:

Commence at the intersection of the South line of Lot 1, IHL INTERCHANGE CENTER, as recorded in Plat Book 27, pages 96, 97 and 98, of the Public Records of Orange County, Florida, with the Westerly right of way line of Westwood Boulevard; thence run North 89°25'21" West along said South line of Lot 1 a distance of 297.21 feet; thence run South 00°34'36" West, a distance of 350.65 feet to the Point of Beginning of a Storm Sewer Easement; thence run South 25°16'36" East, a distance of 46.80 feet; thence South 22°16'13" West, a distance of 230.89 feet; thence run South 50°36'50" East, a distance of 158.76 feet; thence North 47°17'55" East, a distance of 24.83 feet; thence run North 76°03'10" East, a distance of 24.83 feet; thence run South 89°34'12" East, a distance of 45.29 feet; thence run South 67°03'20" East, a distance of 38.29 feet; thence run South 22°01'36" East, a distance of 38.29 feet; thence run South 00°29'18" West, a distance of 303.00 feet; thence run South 07°48'39" West, a distance of 48.43feet; thence run South 25°46'54" West, a distance of 70.22 feet; thence run South 45°06'19" West, a distance of 57.31 feet; thence run South 66°48'01" West, a distance of 70.09 feet; thence run South 51°52'28" West, a distance of 23.77 feet; thence run South 23°29'19" West, a distance of 22.14 feet; thence run South 21°30'41" East, a distance of 53.50 feet; thence run South 70°25'14" East, a distance of South 70°28'14" East, a distance of 36.76 feet; thence run North 82°57'04" East, a distance of 37.51 feet; thence run South 63°27'11" East, a distance of 25.36 feet; thence run South 42°02'54" East, a distance of 45.22 feet; thence South 19°47'46" East, a distance of 47.41 feet; thence run South 01°32'01" West, a distance of 41.42 feet; thence run South 09°17'28" West, a distance of 89.77 feet; thence run South 15°36'13" East, a distance of 30.07 feet; thence South 20°09'32" West, a distance of 21.21 feet; thence run South 62°32'22" West, a distance of 22.17 feet; thence run South 67°35'61" West, a distance of 98.43 feet; thence run South 21°27'03" West, a distance of 106.25 feet; thence run South 89°27'10" West, a distance of 568.35 feet; thence run South 54°23'12" East, a distance of 13.57 feet; thence run South 89°27'14" West, a distance of 530.76 feet; thence run South 00°26'28" West, a distance of 386.06 feet; thence run South 89°44'02" West, a distance of 1319.93 feet; thence run North 00°29'39" East, a distance of 147.06 feet to the Southeasterly right of way line of Interstate No. 4; thence run North 38°37'04" East along said right of way line a distance of 387.00 feet; thence departing said right of way line run North 52°26'06" East, a distance of 134.05 feet; thence run North 59°35'05" East, a distance of 151.12 feet; thence run North 58°48'54" East, a distance of 267.29 feet; thence run North 74°01'24" East, a distance of 22.50 feet; thence run North 24°25'49" West, a distance of 214.73 feet to the Southeasterly right of way line of Interstate No. 4; thence run North 38°37'04" East along said right of way line a distance of 22.44 feet; thence departing said right of way line run South 24°25'49" East, a distance of 227.87 feet; thence run North 76°11'12" East, a distance of 111.94 feet; thence run North 85°20'05" East, a distance of 110.27 feet; thence run South 89°25'33" East, a distance of 103.01 feet; thence run North 03°19'41" West, a distance of 113.89 feet; thence run South 89°55'81" West, a distance of 69.70 feet; thence run North 61°23'43" West, a distance of 35.98 feet; thence run North 19°01'29" West, a distance of 29.01 feet; thence run North 11°16'08" East, a distance of 45.11 feet; thence run North 22°27'23" East, a distance of 58.93 feet; thence run North 36°29'32" East, a distance of 81.32 feet; thence run North 52°16'32" East, a distance of 101.61 feet; thence run North 65°09'41" East, a distance of 85.05 feet; thence run North 76°58'59" East, a distance of 85.63 feet; thence run South 48°53'18" East, a distance of 30.02 feet; thence run North 59°11'22" East, a distance of 46.67 feet; thence run North 06°28'02" East, a distance of 52.84 feet; thence run North 02°14'54" East, a distance of 43.33 feet; thence run North 11°05'58" East, a distance of 55.21 feet; thence run North 34°37'53" East, a distance of 85.96 feet; thence run North 47°41'24" East, a distance of 47.18 feet; thence run North 62°18'27" East, a distance of 52.05 feet; thence run North 75°06'05" East, a distance of 34.83 feet; thence run North 83°58'25" East, a distance of 25.49 feet; thence run North 22°42'18" East, a distance of 107.83 feet; thence run North 10°32'11" West, a distance of 169.85 feet; thence run South 89°25'21" East, a distance of 20.35 feet; thence run South 10°03'06" East, a distance of 84.92 feet; thence run North 53°22'50" East, a distance of 76.30 feet; thence run South 88°07'12" East, a distance of 155.58 feet; thence run North 00°28'00" East, a distance of 8.38 feet; thence run South 89°25'21" East, a distance of 20.00 feet; thence run South 00°28'00" West, a distance of 28.85 feet; thence run North 88°07'12" West, a distance of 189.11 feet; thence run South 53°22'50" West, a distance of 80.13 feet; thence run South 12°11'07" East, a distance of 64.03 feet; thence run South 22°42'18" West, a distance of 107.10 feet; thence run South 70°41'39" East, a distance of 23.93 feet; thence run South 53°59'39" East, a distance of 34.59 feet; thence run South 50°29'03" East, a distance of 44.44 feet; thence run South 31°06'57" East, a distance of 31.20 feet; thence run 07°33'51" East, a distance of 34.11 feet; thence run South 19°17'08" West, a distance of 40.17 feet; thence run South 30°18'30" West, a distance of 65.50 feet; thence run South 24°30'45" West, a distance of 42.57 feet; thence run South 33°07'47" West, a distance of 42.04 feet; thence run South 47°39'58" West, a distance of 38.71 feet; thence run South 62°01'16" West, a distance of 42.28 feet; thence run South 76°54'35" West, a distance of 41.74 feet; thence run North 57°14'38" West, a distance of 48.72 feet; thence run North 75°37'52" West, a distance of 52.21 feet; thence run North 64°50'21" West, a distance of 17.26 feet; thence run South 59°11'22" West, a distance of 48.99 feet; thence run South 08°43'14" East, a distance of 28.36 feet; thence run South 15°47'59" West, a distance of 28.36 feet; thence run South 32°41'55" West, a distance of 57.63 feet; thence run South 47°45'46" West, a distance of 46.79 feet; thence run South 63°11'27" West, a distance of 80.80 feet; thence run South 79°54'06" West, a distance of 55.45 feet; thence run South 03°19'41" East, a distance of 114.91 feet; thence run South 87°38'24" East, a distance of 89.25 feet; thence run South78°39'23" East, a distance of 123.75 feet; thence run South 68°25'10" East, a distance of 171.08 feet; thence run South 655°03'06" East, a distance of 185.63 feet; thence run South 42°43'21" East, a distance of 83.81 feet; thence run South 54°42'04" East, a distance of 179.86 feet; thence run North 89°27'10" East, a distance of 582.41 feet; thence run North 21°27'03" East, a distance of 85.58 feet; thence run North 86°17'45" West, a distance of 37.05 feet; thence run North 65°00'02" West, a distance of 34.24 feet; thence run North 25°55'39" West, a distance of 46.31 feet; thence run North

76°24'20" West, a distance of 28.01 feet; thence run North 09°47'48" West, a distance of 52.16 feet; thence run North 06°18'50" East, a distance of 57.22 feet; thence run North 56°13'56" East, a distance of 44.61 feet; thence run North 28°50'11" East, a distance of 52.07 feet; thence run North 21°30'41" West, a distance of 53.50 feet; thence run North 66°30'41" West, a distance of 42.30 feet; thence run North 47°07'42" West, a distance of 26.55 feet; thence run North 08°21'42" West, a distance of 26.55 feet; thence run North 11°01'18" East, a distance of 158.77 feet; thence run North 21°20'14" East, a distance of 34.02 feet; thence run North 31°39'10" East, a distance of 145.59 feet; thence run North 20°24'10" East, a distance of 44.09 feet; thence run North 09°09'10" East, a distance of 138.78 feet; thence run North 50°36'50" West, a distance of 151.28 feet; thence run North 22°16'13" East, a distance of 236.85 feet; thence run North 25°16'35" West, a distance of 47.68 feet; thence run South 89°25'21" East, a distance of 22.22 feet to the Point of Beginning.

AND 20 FOOT SANITARY SEWER EASEMENT

A portion of Section 14, Township 24 South, Range 28 East, Orange County, Florida, being more particularly described as follows:

Commence at the intersection of the South line of Lot 1, IHL INTERCHANGE CENTER, as recorded in Plat Book 27, page 96, 97 and 98, of the Public Records of Orange County, Florida, with the Westerly right of way line of Westwood Boulevard; thence run North 89°25'21" West along said South line of Lot 1 a distance of 619.60 feet; thence run South 00°34'36" West, a distance of 350.65 feet to the point of beginning of a 20 foot Sanitary Sewer Easement lying 10 feet continuous on each side of the following described centerline: Thence run South 25°50'34" East, a distance of 32.94 feet; thence run South 34°37'50" East, a distance of 184.65 feet; thence run South 15°43'16" West, a distance of 296.00 feet; thence run South 10°02'18" West, a distance of 228.00 feet; thence run South 62°02'06' East, a distance of 48.00 feet; thence run South 24°58'46" West, a distance of 129.00 feet; thence run South 20°01'14" East, a distance of 58.08 feet; thence run South 65°01'14" East, a distance of 207.91 feet; thence run South 89°05'21" East, a distance of 85.35 feet; thence run North 68°24'39" East, a distance of 106.95 feet; thence run North 57°09'39" East, a distance of 51.14 feet; thence run North 79°39'39" East, a distance of 62.34 feet; thence run North 89°50'22" East, a distance of 43.33 feet; thence run South 64°47'15" East, a distance of 10.89 feet to the Point of termination, said point also being a point on the aforementioned Westerly right of way line of Westwood Boulevard.

AND

NO BUILD ZONE EASEMENT:

A portion of Section 14, Township 24 South, Range 28 East, Orange County, Florida, being more particularly described as follows:

Commence at the intersection of the South line of Lot 1, IHL INTERCHANGE CENTER, as recorded in Plat Book 27, pages 96, 97 and 98, of the Public Records of Orange County, Florida, with the Westerly right of way line of Westwood Boulevard, said point also being a point on a curve concave Southeasterly having a radius of 690.00 feet and central angle of 26°49'34";

thence on a chord bearing of South 13°54'04" West, run Southwesterly along the arc of said curve a distance of 323.06 feet to the Point of Tangency; thence continue along said Westerly right of way line of Westwood Boulevard, run South 00°29'18" West, a distance of 39.15 feet; thence departing said Westerly right of way line run North 89°25'21" West, a distance of 343.23 feet to the point of beginning; thence run South 00°34'39" West, a distance of 12.50 feet; thence run North 89°25'21" West, a distance of 101.18 feet; thence run North 00°34'39 East, a distance of 12.50 feet; thence run South 89°25'21" East, a distance of 101.18 feet to the point of beginning.

Parcel 4:

BUFFER AREA:

Together with rights established by that certain Declaration of Restrictions by Marriott Ownership Resorts, Inc., a Delaware corporation, dated December 6, 2000 and recorded on December 7, 2000 in Official Records Book 6146, page 1646, of the Public Records of Orange County, Florida.

SeaWorld

Exhibit A

BEGINNING at a point located at the Northwest comer of lot herein described, said point being situate at a point in the curved Easterly line of Block 1311, Lot 1 where the lame Is Intersected by the Southerly line of Block 1311,. Lot 1.05 as illustrated on a certain plan entitled "Subdivision Plan of Block 1311, Lot 1.04", prepared by Taylor, Wiseman & Taylor, dated to February 27,1998 (Dwg. No. 357-18527); THENCE FROM THE PLACE OF BEGINNING.

{1} North 83 degrees 53 minutes 39 seconds East for a distance of 36.99 feet to a point; thence

(2) North 44 degrees 04 minutes 41 seconds East for a distance of 164.32 feet to an old Iron pin; thence

(3) North 68 degrees 07 minutes 11 seconds East for a distance of 32.72 feet to an old iron pin; thence

(4) South 45 degrees 23 minutes 40 seconds East for a distance of 281.58 feet to an old Iron pin; thence

(5) South 44 degrees 36 minutes 20 seconds West for a distance of 34.77 feet to a point; thence.

(6) South 16 degrees 34 minutes 49 seconds West for a distance of 266.61 feet to a point; thence
(7) North 73 degrees 25 minutes 11 seconds West for a distance of 359.50 feet to a point; thence through a portion of aforementioned Century Parkway

(8) North 16 degrees 34 minutes 49 seconds East for a distance of 191.50 feet to a point; thence further through the same
(9) Around a curve having an angle of 17 degrees 41 minutes 09 seconds, a radius of 200.00 feet, a tangent of 31.11 feet, an arc of 61.73 feet, for a chord course of North 7 degrees 44 minutes 14 seconds East for a chord distance of 61.49 feet to the place of beginning.

BEING KNOWN AS Block 1311, Lot 1.07 on Tax Map Township of Mount Laurel
TOGETHER with the right, title and Interest in and to that certain Sanitary Sewer Easement Agreement as contained in Deed Book 5645 page 873 and Beneficial rights in and to the use of a Drainage Easement and Retention Basin as contained in Declaration of Reciprocal Easement recorded In Deed Book 4893 page 336 and First Amendment to Declaration of Reciprocal Easements as contained in Deed Book 5272 page 234, and the beneficial rights In and to a certain Declaration of Restrictions, Covenants and Easements as contained in Deed Book 3776 page 118.

Mt. Laurel

Sacramento/Cal Expo (Residence Inns) 1550 Howe Avenue Sacramento, CA 95825 Sacramento County
Real property in the unincorporated area of the County of Sacramento, State of California, described as follows:

THE NORTH ONE-HALF OF THE SOUTH ONE-HALF OF THE WEST ONE-HALF OF THE NORTHEAST ONE-QUARTER OF THE NORTHWEST ONE-QUARTER OF SECTION 65 AS SHOWN ON THE ‘MAP OF SURVEY AND SUBDIVISION OF RANCHO DEL PASO’, RECORDED IN THE OFFICE OF THE COUNTY RECORDER OF SACRAMENTO COUNTY, MARCH 4, 1911, IN BOOK A OF MAPS, MAP NO. 94.

EXCEPTING THEREFROM, THAT PORTION OF THE ABOVE DESCRIBED LAND CONVEYED BY WILSON H. TRUSSEL TO AMERICAN RIVER FLOOD CONTROL DISTRICT BY DEED DATED MAY 29, 1933 AND RECORDED BOOK 540 OF OFFICIAL RECORDS AT PAGE 449, SACRAMENTO COUNTY RECORDS, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF THE SOUTHWEST ONE-QUARTER OF THE NORTHEAST ONE-QUARTER OF THE NORTHWEST ONE-QUARTER OF SECTION 65 OF RANCHO DEL PASO, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SACRAMENTO COUNTY, MARCH 4, 1911 IN BOOK A OF SURVEYS, MAP NO. 94, THENCE, FROM SAID POINT OF BEGINNING SOUTH 01 DEGREES 46 MINUTES 30 SECONDS EAST 150.00 FEET ALONG THE LINE DIVIDING THE NORTHWEST ONE-QUARTER OF SECTION 65 INTO EAST AND WEST HALVES; THENCE NORTH 89 DEGREES 02 MINUTES 30 SECONDS EAST 70.00 FEET; THENCE NORTH O1 DEGREES 46 MINUTES 30 SECONDS WEST 150.00 FEET TO A POINT ON THE NORTH LINE OF THE SOUTHWEST ONE-QUARTER OF THE NORTHEAST ONE-QUARTER OF THE NORTHWEST ONE-QUARTER OF SAID SECTION 65; THENCE SOUTH 89 DEGREES 02 MINUTES 30 SECONDS WEST 70.00 FEET ALONG SAID NORTH LINE TO THE POINT OF BEGINNING.

Sacramento

Wilmington / Newark (Residence Inns) 240 Chapman Road Wilmington/Newark, DE 19702 New Castle County
ALL that certain tract, piece or parcel of land situate on Chapman Road (also known as Chopin Road), White Clay Creek Hundred, New Castle County, State of Delaware and described as follows:

BEGINNING at point on the southeasterly side of Interstate Route 95, said point being a corner for lands now or formerly the State of Delaware and being distant North 45° 02’00” East, 150.65 feet measured along the said southeasterly side of Interstate Route 95 from its intersection with the northwesterly side of Chapman Road; thence from the said point of Beginning, leaving the northeasterly line of said lands now or formerly of the State of Delaware, the three (3) following described courses and distances: (1) North 45° 02’ 00” East 157.00 feet to a point; (2) North 58° 49’ 47” East, 519.73 feet to a point, said point being distant southeasterly 210.00 feet therefrom measured at right angles thereto the center line of the eastbound roadway for Interstate Route 95 at Sta. 340+00; and (3) North 56° 23’ 57” East, 195.82 feet to a point on the southwesterly side of a 50 foot wide common entrance/exit easement through lands now or formerly of Commonwealth Trust Company (Deed Recorded B, Volume 90, Page 308, Tax Parcel No. 09-029.00-10); thence leaving the said southeasterly right of way for Interstate Route 95 and along the said southwesterly side of a 50 foot wide common entrance/exit easement, South 15° 51’ 29” East 412.99 feet to a point on the said northwesterly side of Chapman Road; thence thereby, the three (3) following described courses and distances: (1) South 80° 23’ 18” West, 201.26 feet to a point; (2) South 75° 47’ 16” West, 305.95 feet to a point; and (3) South 74° 58’ 28” West, 318.98 feet to a point at a corner for said lands now or formerly of the State of Delaware; thence leaving the said northwesterly side of Chapman Road and along the northeasterly line of said lands now or formerly of the State of Delaware, North 15° 55’23” West, 104.37 feet to the point and place of Beginning.

TOGETHER with the use of, with others, the aforesaid 50 foot wide common entrance/exit easement running from Chapman Road to Interstate Route 95, adjacent to and along the northeasterly line of the herein described property.

Parcel No. 0902900031.

Wilmington

Miami Airport West (TownePlace Suites) 10505 N.W. 36th Street Miami Airport West, FL 33178 Miami-Dade County

The West 269.00 feet to the East 896.21 feet of Tract 28, FLORIDA FRUIT LANDS COMPANY’S SUBDIVISION NO. 1, in Section 29, Township 53 South, Range 40 East, according to the Plat thereof, as recorded in Plat Book 2, at Page 17, of the Public Records of Dade County, Florida, less the South 35 feet thereof for Road Right-of-Way.

Miami Airport West

Miami Lakes (TownePlace Suites) 8079 N.W. 154th Street Miami Lakes, FL 33016 Miami-Dade County

Tract “B”, MA AT MIAMI LAKES, according to the plat thereof, as recorded in Plat Book 126, Page 40 Public Records of Miami-Dade County, Florida.

Miami Lakes

EXHIBIT “A”

COURTYARD BY MARRIOTT, WESTON, FLORIDA

DESCRIPTION OF THE PROPERTY

PARCEL I:

A portion of Lot 10, Block 2, PARK OF COMMERCE, according to the Plat thereof, as recorded in Plat Book 110, Page 15, of the Public Records of Broward County, Florida, and being more particularly described as follows:

Commencing at the Southwest corner of Lot 14, Block 2, of said Plat; thence North 08° 10' 01" West, a distance of 230.00 feet; thence North 56° 20' 00" West, a distance of 138.00 feet; thence North 01° 35' 00" West, a distance of 130.00 feet; thence North 84° 47' 25" East, a distance of 431.71 feet; thence North 58° 40' 00" East, radial to the next described curve to the left, a distance of 55.00 feet, the last five (5) herein described courses being coincident with the West and North boundaries of said Lot 14; thence Southeasterly, Easterly, Northeasterly and Northerly along the arc of said curve having a radius of 50.00 feet and a central angle of 173° 59' 00", a distance of 151.83 feet to a point of reverse curvature of a circular curve to the right, thence Northerly along the arc of said curve having a radius of 25.00 feet, a central angle of 42° 50' 00", a distance of 18.69 feet to the point of reverse curvature of a circular curve to the left; thence Northerly along the arc of said curve having a radius of 1700.00 feet, a central angle of 11° 31' 00", a distance of 341.71 feet to the point of tangency; thence North 06° 00' 00" East, a distance of 300.60 feet; thence North 52° 13' 55" East, a distance of 50.55 feet to a point on an arc of a curve concave to the South, whose radius point bears South 08° 27' 50" West; thence Northeasterly along the arc of said curve having a radius of 1547.00 feet, a central angle of 04° 59' 16", a distance of 134.67 feet to a point of reverse curvature of a circular curve to the left; thence Southeasterly, Easterly and Northeasterly along the arc of said curve having a radius of 406.14 feet and a central angle of 78° 32' 07", a distance of 556.70 feet to a point of compound curvature of a circular curve to the left; thence continue Northwesterly along the arc of said curve having a radius of 1870.00 feet, a central angle of 01° 11' 31", a distance of 38.90 feet to the POINT OF BEGINNING; the last eight (8) courses being coincident with a portion of the South, East and Southeast boundary of that certain Private Access and Utility Easement as shown on said Plat; thence continue Northeasterly along the arc of said curve, having a central angle of 10° 05' 04", a distance of 329.13 feet; thence South 76" 12' 24" East, non-radial to the last described curve, a distance of 443.40 feet to the Southeasterly boundary of said Lot 10; thence South 10° 47' 07" West, a distance of 156.17 feet to the point of curvature of a circular curve to the right from which the radius point of the next described curve bears North 80° 03' 09" West; thence Southwesterly along the arc of said curve having a radius of 1035.92 feet, a central angle of 15° 03' 52", a distance of 272.37 feet, the last two (2) courses being along a portion of said Southeast boundary of Lot 10; thence North 64° 03' 36" West, non radial to the last described curve, a distance of 472.73 feet to the POINT OF BEGINNING.

TOGETHER WITH:

PARCEL II:

Private Access & Utility Easements for the benefit of Parcel I as created by the recorded Plat of PARK OF COMMERCE, according to the Plat thereof as recorded in Plat Book 110, Page 15, of the Public Records of Broward County Florida, for ingress, egress and utilities over, across and under ATLANTIC LOOP (now known as North Commerce Parkway) and MEDITERRANEAN ROAD as located on the said recorded Plat.

PARCEL III:

Cross Access & Cross Parking Easements for the benefit of Parcel I as created by Cross Access and Cross Parking Agreement dated December 27, 1999 and recorded on January 6, 2000 in Official Records Book 30160, Page 1461, Public Records of Broward County, Florida.

PARCEL IV:

Rights established for the benefit of Parcel I as created by Declaration of Restrictions dated December 27, 1999 and recorded on January 6, 2000 in Official Records Book 30160, Page 1454, Public Records of Broward County, Florida.

Said lands situate, lying and being in the City of Weston, Broward County, Florida.

Weston

Fishkill (Residence Inns) 14 Schuyler Boulevard Fishkill, NY 12521 Duchess County
LEGAL DESCRIPTION

PARCEL I

ALL that certain plot, piece or parcel of land situate, lying and being in the Village of Fishkill, County of Dutchess, State of New York, known as Lot 5B as shown on a map entitled, "Merritt Park Subdivision", filed February 14, 1985 in the Dutchess County Clerk's Office as Map No. 7154, said Lot 5B being bounded and described as follows:

BEGINNING at a point on the eastern side of N.Y.S. Route 9, north bound lane, said point being a common property line point with lands now or formerly of Holiday Inn and Merritt Park Lands Associates, Inc.; -

THENCE along the easterly bounds of N.Y.S. Route 9 North ten degrees, forty-eight minutes, twenty-five seconds West, three hundred thirty-eight and twenty hundredths feet, North 10 Degrees 48' 25" West 338.20 feet, to a set iron rod on the boundary of lands now or formerly of Denny's, Inc.;

THENCE leaving the easterly bounds of N.Y.S. Route 9 and continuing along the southerly bounds of lands now or formerly of Denny's, Inc., North seventy-eight degrees, fifteen minutes, no seconds East, one hundred ninety-three and nine hundredths feet, North 78 Degrees 15' 00" East 193.09 feet, to a set iron rod on the westerly line of "Access Road A" as shown on Map 7154 as aforesaid, said Access Road A being a 60 foot wide right of way from Schuyler Boulevard to the lands herein described;

THENCE along said westerly line of said right of way, South two degrees, forty-one minutes, no seconds East, sixty-eight and seventy-six hundredths feet, South 02 Degrees 41' 00 East 68.76 feet to a set iron rod;

THENCE along the southerly side of said right of way, North eighty-seven degrees, nineteen minutes, no seconds East, sixty and fifty-five hundredths feet, North 87 Degrees 19' 00" East 60.55 feet, to a set iron rod, being the southwesterly corner of lands now or formerly under contract of sale to Luxury Inns of Fishkill;

THENCE along said lands of Luxury Inns of Fishkill, north seventy-eight degrees, fifteen minutes, no seconds East, two hundred ninety-two and fifty-one hundredths Feet, North 78 Degrees 15 00" East 292.51 feet, to a set iron rod;

THENCE along lands of Merritt Park Lands Associates, South fourteen degrees, twenty-two minutes, fifty seconds East, South 14 Degrees 22' 50" East 332.76 feet, to a set iron rod on lands now or formerly of Landbrook, Inc.;

THENCE along lands now or formerly of Landbrook, Inc., and Holiday Inn, South eighty-five degrees, thirty-six minutes and twenty seconds West, five hundred sixty feet, South 85 Degrees 36' 20" West 560.00 feet, to the point and place of BEGINNING.

EXCEPTING AND RESERVING out of the above described parcel the following portion on which there is a permanent drainage easement by the New York State Department of Transportation, said excepted and reserved portion being more particularly described as follows:

BEGINNING at a point on the easterly side of N.Y.S. Route 9, northbound lane, said point being a common property line point with lands now or formerly of Landbrook, Inc. and Merritt Park Lands Associates, Inc.;

THENCE along the easterly bounds of N.Y.S. Route 9, North ten degrees, forty-eight minutes, twenty-five seconds West, fifty feet, North 10 Degrees 48' 25" West 50.00 feet to a set iron rod;

THENCE leaving the easterly bounds of N.Y.S. Route 9, North eighty-one degrees, twenty-three minutes, ten seconds east, forty-one and thirty-five hundredths feet, North 81 Degrees 23' 10" East 41.35 feet, to a set iron rod;

THENCE South ten degrees, eleven minutes, two seconds East, fifty-three feet, South 10 Degrees 11' 02" East 53.00 feet, to an iron rod set on the bounds of lands now or formerly of Landbrook, Inc.;

THENCE along said bounds of lands of Landbrook, Inc., South eighty-five degrees, thirty-six minutes, twenty seconds West, forty-one feet, South 85 Degrees 36' 20" West 41.00 feet, to the point and place of BEGINNING.

PARCEL II

ALL that certain plot, piece or parcel of land situate, lying and being in the Village and Town of Fishkill, County of Dutchess, State of New York, being a portion of Lot 10 shown on a map entitled, "Merritt Park Subdivision" and filed in the Dutchess County Clerk's Office as Map No. 7206 on April 11, 1985 and as more particularly bounded and described as follows:

BEGINNING at a point on the northerly bounds of lands now or formerly of Landbrook, Inc. and the easterly bounds of lands now or formerly of MR Associates, also known as Lot 513 as shown on the above captioned filed Subdivision Map No. 7206, said point being South eighty-five degrees, forty-one minutes, twenty-nine seconds east, five hundred sixty feet, North 85 Degrees 41' 29" East 560.00 feet, along the northerly bounds of lands now or formerly of Holiday Inn from the easterly bounds of N.Y.S. Route 9, said the point also being North twenty-five degrees, forty-three minutes, fifty-eight seconds West, twenty-six hundredths feet, North 25 _ Degrees 43' 58" West 0.26 feet, from a found 1/2 " iron rod, 1 " reveal;

THENCE from said point of beginning and along the easterly bounds of lands now or formerly of MR Associates, North fourteen degrees, twenty-one minutes, fifty-one seconds West, three hundred thirty-three and fifty-four hundredths feet, North 14 Degrees 21' 51" West 333.51 feet, to a point, said point being on the division line between lands now or formerly of MR Associates to the south and lands now or formerly of Luxury Inns of Fishkill to the north, said point being

North seventy-eight degrees, fifteen minutes, no seconds East, two hundred ninety-two and fifty-one hundredths feet, North 78 Degrees 15' 00" East 292.51 feet from a found 7/8" iron rod at the southwest corner of lands now or formerly of Luxury Inns of Fishkill;

THENCE through the above captioned Lot 10 the following two courses and distances, North eighty-five degrees, forty-one minutes, twenty-nine seconds East, one hundred thirty-two and sixty-four hundredths feet, North 85 Degrees 41' 29" East, 132.64 feet, to a set 1/2 inch iron rod;

THENCE South fourteen degrees, twenty-one minutes, fifty-one seconds East, three hundred thirty-three and fifty-four hundredths feet, South 14 Degrees 21' 51 Degrees East 333.54 feet to a set iron rod, said set 1/2 inch iron rod being South eighty-five degrees, forty-one minutes, twenty-nine seconds West, sixty-two and seventy-one hundredths feet, South 85 Degrees 41' 29" West 62.71 feet, from a found 1/2 inch iron rod, 3" reveal marking the northeasterly corner of lands now or formerly of Landbrook, Inc.;

THENCE along the northerly bounds of lands now or formerly of Landbrook, Inc., South eighty-five degrees, forty-one minutes, twenty-nine seconds West, one hundred thirty-two and sixty-four hundredth feet, South 85 Degrees 41' 29" West 132.64 feet to the point or place of beginning.

The above described premises are presently known as Lots 5B and 10A on a certain map entitled, "Merritt Park Subdivision" filed in the Dutchess County Clerk's of the County Clerk's on December 6, 1988 as Map No. 7206A.

EXCEPTING therefrom a parcel of land designated "Permanent N.Y.S. D.O.T. Drainage Easement" adjoining Lot 5B on the southwest as shown on Filed Map No. 7206A.

TOGETHER with a non exclusive easement for ingress and egress as set forth in Liber 1665 page 830 as corrected by Liber 1819 page 834 and as shown in Filed Map No. 7206A.

Fishkill

Ann Arbor (Residence Inns)
800 Victors Way
Ann Arbor, MI 48108
Washtenaw County
RFS Partnership, L.P.

PARCEL 1:

Beginning at the Northwest corner of Lot 1, Atrium Office Center, City of Ann Arbor, Washtenaw County, Michigan, as recorded in Liber 26 of Plats, Page 78, Washtenaw County Records; thence South 52°41’20” East 25.00 feet along the Southerly right-of-way line of Victors Way; thence continuing along said right-of-way line Easterly 78.86 feet along the arc of a 536.03 foot radius circular curve to the left, through a central angle of 08°25’45”, having a chord which bears South 56°54’15” East 78.79 feet, thence South 37°18’30” West 412.59 feet to a point on the Southerly line of said Lot 1; thence North 63°49’40” West 105.57 feet along said Southerly line to the Southwest corner of said Lot 1; thence North 37°18’30” East 427.19 feet along the Westerly line of said Lot to the point of beginning. Being a part of Lot 1 of said Atrium Office Center.

Together with a Utility Easement recorded in Liber 2119, Page 741, Washtenaw County Records described as: Commencing at the West 1/4 corner of Section 9, Town 3 South, Range 6 East, City of Ann Arbor, Washtenaw County, Michigan; thence North 01°40’20” West 1078.28 feet along the West line of said Section and the centerline of State Road; thence North 87°21’10” East 211.28 feet; thence North 75°55’50” East 201.99 feet; thence Easterly 355.48 feet along the arc of a 510.02 feet radius non-tangential curve to the right through a central angle of 39°56’10” having a chord which bears South 72°40’50” East 348.33 feet; thence South 52°42’40” East 195.00 feet to the point of beginning; thence South 52°42’40” East 215.00 feet; thence South 37°17’10” West 325.14 feet; thence North 47°19’45” West 18.08 feet; thence North 37°17’10” East 51.70 feet; thence North 51°17’15” West 19.28 feet; thence North 38°42’45” East 154.62 feet; thence South 43°48’20” East 14.95 feet; thence North 30°25’05” East 75.03 feet; thence North 46°45’50” West 51.56 feet; thence North 59°58’30” West 92.12 feet; thence South 47°27’05” West 89.40 feet; thence North 47°10’30” West 18.19 feet; thence South 37°03’05” West 168.91 feet; thence South 47°19’45” East 204.37 feet; thence South 37°17’10” West 60.62 feet; thence North 47°26’00” West 246.59 feet; thence North 42°05’40” East 60.80 feet; thence South 47°19’45” East 17.05 feet; thence North 37°03’05” East 168.97 feet; thence North 47°10’30” West 2.20 feet; thence North 42°05’40” East 135.38 feet to the point of beginning.

Together with a storm sewer easement that is created in Liber 2350, Page 851, Washtenaw County Records that gives access to the private easement for storm detention as shown on Lot 3 of Atrium Office Center.

Together with a non-exclusive private easement for storm detention over a portion of Lot 3 of Atrium Office as shown on the plat.

PARCEL 2:

Commencing at the West 1/4 corner of Section 9, Town 3 North, Range 6 East, City of Ann Arbor, Washtenaw County, Michigan, thence North 01°40’20” West 1078.28 feet along the West line of said section and the centerline of State Road, thence North 87°21’10” East 211.28 feet, thence North 75°55’50” East 201.99 feet, thence Easterly 355.48 feet along the arc of a 510.02 foot radius non-tangential curve to the right through a central angle of 39°56’10” having a chord which bears South 72°40’50” East 348.33 feet, thence South 52°42’40” East 195.00 feet to the Point of beginning; thence continuing South 52°42’40” East 215.00 feet; thence South 37°17’10” West 427.19 feet; thence North 63°51’00” West 143.99 feet along the Northerly right-of-way line of the I-94 Expressway; thence North 52°42’50” West 112.00 feet continuing along said right-of-way line; thence North 42°05’40” East 456.62 feet to the point of beginning, being a part of the Northwest 1/4 of Section 9, Town 3 South, Range 6 East, City of Ann Arbor, Washtenaw County, Michigan;

Together with permanent, non-exclusive easements appurtenant to and benefiting the above-described property and adjoining and adjacent land, created in Declaration of Easement recorded May 12, 1977 in Liber 1593, Page 388, and described as follows:
1. A permanent, non-exclusive easement for the installation and maintenance of sanitary sewers described as follows:

Commencing at the West 1/4 corner of Section 9, Town 3 South, Range 6 East, City of Ann Arbor, Washtenaw County, Michigan, thence North 01°40’20” West 1198.30 feet along the West line of said Section and the centerline of State Road, thence North 87°21’10” East 1187.01 feet to the point of beginning; thence continuing North 87°21’10” East 868.57 feet, thence North 08°21’10” West 509.38 feet; thence North 81°38’50” East 20.00 feet; thence South 08°21’10” East 531.48 feet along the Westerly right-of-way line of the Ann Arbor Railroad; thence South 87°21’10” West 871.01 feet; thence South 01°40’20” East 1.38 feet; thence 388.43 feet along the arc of 571.22 foot radius circular curve to the right through a central angle of 38°57’50” having a chord which bears South 17°48’25” West 380.99 feet; thence South 37°17’20” West 80.00 feet; thence North 52°42’40” West 20.00 feet; thence North 37°17’20” East 80.00 feet; thence 374.82 feet along the arc of a 551.22 foot radius circular curve to the left through a central angle of 38°57’40” having a chord which bears North 17°48’25” East 367.64 feet; thence North 01°40’20” West 21.04 feet to the point of beginning.

2. A permanent, non-exclusive easement for the runoff and retention of surface water described as follows:

Commencing at the West 1/4 of Section 9, Town 3 South, Range 6 East, City of Ann Arbor, Washtenaw County, Michigan; thence North 01°40’20” West 1078.28 feet along the West line of said Section and the centerline of State Road; thence North 87°21’10” East 100.00 feet to a point on the Easterly right-of-way line of State Road; thence South 01°40’20” East 137.43 feet along said right-of-way line; thence South 52°42’50” East 721.15 feet along the Northerly right-of-way line of the I-94 Expressway; thence South 63°51’00” East 143.99 feet continuing along said right of way to the point of beginning; thence 37°17’10” East 50.96 feet;

thence South 63°51’00” East 141.17 feet; thence South 77°35’30” East 289.51 feet; thence North 89°51’50” East 235.90 feet; thence North 02°36’40” West 195.31 feet; thence North 87°27’20” East 700.00 feet; thence South 08°21’10” East 251.26 feet along the Westerly right-of-way line of Ann Arbor Railroad; thence along the Northerly right-of-way line of the I-94 Expressway in the following courses: South 87°23’20” West 617.78 feet, South 89°51’50” West 351.01 feet, North 77°35’30” West 301.03 feet and North 63°51’00” West 157.04 feet to the point of beginning.

Tax parcel identification number: 09-12-09-201-017

Ann Arbor

Orlando International Drive (Residence Inns) 7975 Canada Avenue Orlando, FL 32819 Orange County

Lots 8, 8A and 9 of INTERNATIONAL COVE, according to the Plat thereof as recorded in Plat Book 12, Page(s) 18-19 of the Public Records of Orange County, Florida.

Together with all right, title and interest in and to any easements contained in that certain Notice of Restrictions, Grant of Easement and Agreement of Maintenance recorded in Book 3383, Page 1125; re-recorded in Book 3395, Page 1623; and re-recorded in Book 3434, Page 404.

Orlando, I-Drive

Warwick (Residence Inns)
500 Kilvert Street
Warwick, RI 02883
Kent County

That certain tract or parcel of land with all buildings and improvements thereon, situated northerly of Metro Center Boulevard, in the City of Warwick, County of Kent, State of Rhode Island is herein bounded and described:

Beginning at the point of tangency of a curve to Metro Center Boulevard, thence proceeding South 59 degrees 54 minutes 43 seconds west along the northerly line of Metro Center Boulevard, a distance of three hundred eighty-five and 80/100 (385.80) feet to a point;

Thence turning an interior angle of 259 degrees 36 minutes 43 seconds and proceeding south 19 degrees 42 minutes 00 seconds east a distance of eleven and 01/100 (11.01) feet to a point, bounded easterly by Metro Center Boulevard;

Thence turning an interior angle of 96 degrees 32 minutes 51 seconds and proceeding south 63 degrees 45 minutes 09 seconds west a distance of two hundred forty-four and 92/100 (244.92) feet to a point, said point being located one hundred seventy-four and 68/100 (174.68) feet left of Centerline Station 112+08.32, as shown on State Highway plat #1483;

Thence turning an interior angle of 180 degrees 41 minutes 20 seconds and proceeding south 63 degrees 03 minutes 49 seconds west a distance of fifty and 07/100 (50.07) feet to a point, said point being located one hundred twenty-five and 00/100 (125.00) feet left of Centerline Station 112+15.72, as shown on said plat, the last two courses bounded southerly by Metro Center Boulevard;

Thence turning an interior angle of 82 degrees 42 minutes 06 seconds and proceeding north 19 degrees 38 minutes 17 seconds west a distance of two hundred sixty-three and 81/100 (263.81) feet to a point, said point being located one hundred sixty-one and 43/100 (161.43) feet south 19 degrees 38 minutes 17 seconds east of a point located one hundred twenty-five and 00/100 (125.00) feet left of Centerline Station 107+89.98 as shown on State Freeway Plat No. 1220, the last course bounded westerly by Airport Connector;

Thence turning an interior angle of 99 degrees 45 minutes 03 seconds and proceeding north 60 degrees 36 minutes 40 seconds east a distance of five hundred thirty-seven and 52/100 (537.52) feet to a point;

Thence turning an interior angle of 130 degrees 36 minutes 11 seconds and proceeding south 69 degrees 59 minutes 30 seconds east a distance of sixty-seven and 07/100 (67.07) feet to a point, the last two courses bounded northwesterly and northerly by other land of this grantor;

Thence turning an interior chord angle of 160 degrees 06 minutes 06 seconds and proceeding along the arc of a curve with a delta angle of 140 degrees 12 minutes 12 seconds and a radius of sixty-two and 00/100 (62.00) feet a distance of one hundred fifty-one and 72/100 (151.72) feet to a point;

Thence turning and proceeding along the arc of a curve with a delta angle of 74 degrees 39 minutes 35 seconds and a radius of twenty-five and 00/100 (25.00) feet a distance of thirty-two and 58/100 (32.58) feet to a point;

Thence turning an interior chord angle of 142 degrees 39 minutes 33 seconds and proceeding south 45 degrees 31 minutes 39 seconds east a distance of fifty-two and 07/100 (52.07) feet to a point;

Thence turning an interior chord angle of 127 degrees 16 minutes 54 seconds and proceeding along the arc of a curve with a delta angle of 105 degrees 26 minutes 29 seconds and a radius of twenty-five and 00/100 (25.00) feet a distance of forty-six and 01/100 (46.01) feet to the point and place of beginning, the last four (4) courses bounded by Kilvert Street; the last herein described course forms an interior chord angle of 127 degrees 16 minutes 54 seconds with the first herein described course.

For a more particular description, reference is herein made to an ALTA/ACSM Land Title Survey prepared by Lunar Mapping Unlimited, dated June 17, 2003, Project No. 1766.

Also, being the same premises as Plan of “Partial Replat of Parcel #4 of Metro Center Office Industrial Park “North Parcel” dated May 2, 1988, prepared by Garafalo & Associates, Inc. (A.P. 276 portion of Lot 8).”

Together with the benefit of and subject to a Declaration of Restrictions by Metrocenter Associates, dated June 20, 1988 and recorded on June 20, 1988 in Book 1145, Page 285.

WarwickFort Worth River Plaza (Residence Inn)

1701 S. University Drive
Fort Worth, TX 76107
Tarrant County
That certain tract of land situated in the A. Voght Survey, Abstract No. 1585, and the E. S. Harris Survey, Abstract No. 688, City of Fort Worth, Tarrant County, Texas and being all of Lot 3-A-3, Block 1, River Plaza Complex, an addition to the City of Fort Worth, as recorded in Volume 388-131, Page 005, Plat Records, Tarrant County, Texas; said tract being more particularly described as follows;

BEGINNING at 5/8-inch iron rod with yellow plastic cap stamped “GSES, INC., RPLS 4804” set at the southwest corner of said Lot 3-A-3, Block 1; said point also being on the east right-of-way line of University Drive (variable width right-of-way); said point also being on the northwest line of the Clear Fork of Trinity River;

THENCE, with the said right-of-way line of University Drive and the west line of Lot 3-A-3, Block 1, the following metes and bounds;

North 00 degrees 13 minutes 00 seconds East, a distance of 262.92 feet (plat calls 263.00 feet) to a 5/8-inch iron rod with yellow plastic cap stamped “GSES, INC., RPLS 4804” set for corner;

North 70 degrees 43 minutes 00 seconds East, a distance of 2.15 feet to a 5/8-inch iron rod with yellow plastic cap stamped “GSES, INC., RPLS 4804” set for corner;

North 03 degrees 14 minutes 00 seconds West, a distance of 79.55 feet to a 5/8-inch iron rod with yellow plastic cap stamped “GSES, INC., RPLS 4804” set for corner;

North 00 degrees 43 minutes 00 seconds West, a distance of 228.25 feet to a railroad spike found for corner;

North 01 degrees 07 minutes 00 seconds East, a distance of 14.73 feet to a 5/8-inch iron rod found at the western most northwest corner of said Lot 3-A-3, Block 1; said point also being the southwest corner of Lot 3-A-4, Block 1 of said River Plaza Complex; said point also being the beginning of a curve to the left having a radius of 120.12 feet;

THENCE, northeasterly, with said curve to the left and leaving said east right-of-way line of University Drive, through a central angle of 24 degrees 46 minutes 37 seconds, an arc distance of 51.94 feet (chord bears North 78 degrees 43 minutes 41 seconds East, 51.54 feet) to a 1/2-inch iron rod found at the northern most northwest corner of said Lot 3-A-3, Block 1; said point also being the southwest corner of Lot 3-A-2, Block 1 of said River Plaza Complex;

THENCE, South 65 degrees 52 minutes 00 seconds East, leaving the south line of said Lot 3-A-4, Block 1 and with the common line of said Lots 3-A-3 and 3-A-2, Block 1, a distance of 411.77 feet (plat calls 411.86 feet) to a 1/2-inch iron rod found at the northeast corner of said Lot 3-A-3, Block 1; said point also being the southeast corner of said Lot 3-A-2, Block 1; said point also being on the said northwest line of the Clear Fork of Trinity River;

THENCE, with the common line of said Lot 3-A-3, Block 1 and Clear Fork of Trinity River, the following metes and bounds; South 24 degrees 08 minutes 00 seconds West, a distance of 14.65 feet to a 1/2-inch iron rod found at the beginning of a curve to the right having a radius of 812.93 feet; southwesterly, with said curve to the right through a central angle of 42 degrees 21 minutes 23 seconds, an arc distance of 600.97 feet (plat calls 590.00 feet) (chord bears South 45 degrees 08 minutes 01 seconds West, 587.37 feet) to the POINT OF BEGINNING.

Ft. Worth River Plaza

Fort Worth Southwest (TownePlace Suites)
4200 International Plaza
Fort Worth, TX 76109, Tarrant County
More fully described as that certain tract of land situated in the B. B. B. & C. RR. Survey, Abstract No. 217, City of Fort Worth, Tarrant County, Texas and being all of Lot 3, Block G, Overton West Addition, an addition to the City of Fort Worth, as recorded in Cabinet A, Page 3793, Plat Records, Tarrant County, Texas; said tract being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod found at the intersection of the west right-of-way line of International Plaza (100 foot right-of-way) and the north right-of-way line of State Highway 183 (variable width right-of-way); said point also being the southeast corner of said Lot 3, Block G;

THENCE, North 64 degrees 38 minutes 00 seconds West, along said north right-of-way line, a distance of 284.84 feet to a 1/2-inch iron rod found at the southwest corner of said Lot 3, Block G; said point also being the southeast corner of Lot 4, Block G, Overton West Addition, an addition to the City of Fort Worth, as recorded in Cabinet A, Page 5578, Plat Records, Tarrant County, Texas;

THENCE, North 25 degrees 22 minutes 36 seconds East, with the west line of said Lot 3, Block G, a distance of 387.80 feet to a 1/2-inch iron rod found at the northeast corner of said Lot 3, Block G; said point also being the northeast corner of Lot 2, Block G, Overton West Addition, an addition to the City of Forth Worth, as recorded in Cabinet A, Page 3319, Plat Records, Tarrant County, Texas; said point also being on the south line of Lot 1A, Block G, Overton West Addition, an addition to the City of Fort Worth, as recorded in Volume 388-121, Page 88, Deed Records, Tarrant County, Texas; said point also being on a non-tangent curve to the left having a radius of 1423.27 feet;

THENCE, southeasterly, with said curve to the left, through a central angle of 12 degrees 56 minutes 39 seconds, an arc distance of 321.54 feet (chord bears South 44 degrees 53 minutes 33 seconds East, 320.86 feet) to a 1/2-inch iron rod found at the end of said curve; said point also being northeast corner of said Lot 3, Block G; said point also being the southeast corner of said Lot 1A, Block G; said point also being on the said west right-of-way line of International Plaza;

THENCE, with the common line of said Lot 3, Block G and International Plaza, the following metes and bounds;

South 36 degrees 43 minutes 00 seconds West, a distance of 10.00 feet to a 5/8-inch iron rod with yellow plastic cap stamped “GSES, INC., RPLS 4804” set at the beginning of a tangent curve to the left having a radius of 804.74 feet; southwesterly, with said curve to the left, through a central angle of 11 degrees 24 minutes 51 seconds, an arc distance of 160.31 feet (chord bears South 30 degrees 50 minutes 18 seconds West, 160.05 feet) to a 5/8-inch iron rod with yellow plastic cap stamped “GSES, INC., RPLS 4804” set at the end of said curve; South 25 degrees 22 minutes 00 seconds West, a distance of 110.30 feet to the POINT OF BEGINNING.

Ft. Worth Southwest

Tyler (Residence Inn)
3303 Troup Highway
Tyler, TX 75701
Smith County

All that certain lot, tract or parcel of land located in the Wm. Keys Survey, Abstract No. 526, Smith County, Texas, being all of Lot 28-B, New City Block 976, City of Tyler, as shown on a plat recorded in Cabinet B, Slide 282-B of the Plat Records of Smith County, Texas and being more particularly described by metes and bounds as follows:

BEGINNING at a found 1/2” rebar at the intersection of the south right of way line of Golden Road and the west right of way line of Troup Highway (State Highway No. 110), said rebar being the northeast corner of said Lot 28-B and the True Point of Beginning of the property being described;

THENCE S 26° 45’ 57” E, 280.94 feet (280.79 feet record) along the west right of way line of Troup Highway (State Highway No. 110) to a found “PK” nail in concrete;

THENCE S 22° 19’ 45” E, 107.01 feet (S 22° 26’ 22” E, 107.09 feet record) continuing along the west right of way line of Troup Highway (State Highway No. 110) to a found 1/2” rebar for the southeast corner of Lot 28-B;

THENCE S 64° 31’ 38” W, 459.88 feet (S 64° 31’ 16” W, 460.00 feet record) leaving the west right of way line of Troup Highway (State Highway No. 110) and along the south line of Lot 28-B to a found “PK” nail in concrete retaining wall for the southwest corner of Lot 28-B;

THENCE N 25° 28’ 38” W, 397.74 feet (N 25° 28’ 44” W, 397.59 feet record) with the west line of Lot 28-B to a found “PK” nail in sidewalk for the northwest corner of Lot 28-B in the south right of way line of Golden Road;

THENCE along the south right of way line of Golden Road a distance of 102.13 feet (102.05 feet record) along the arc of a curve to the left whose radius is 529.84 feet, whose central angle is 11° 02’ 37” and whose long chord bears N 70° 07’ 56” E, 101.07 feet (N 70° 03’ 23” E, 101.89 feet record) to a found 1/2” rebar;

THENCE N 64° 32’ 19” E, 357.96 feet continuing along the south right of way line of Golden Road to the True Point of Beginning.

Tyler

EXHIBIT “B”

ASSIGNMENT AND ASSUMPTION OF INTANGIBLE PROPERTY

THIS ASSIGNMENT AND ASSUMPTION OF INTANGIBLE PROPERTY (this “Assignment”) is made and entered into as of the ___day of ______, 2005, by and between _____________________________, a ____________________having a mailing address at _____________________________________(“Assignor”), and _________________, a ____________, having a mailing address at ___________(“Assignee”);

W I T N E S S E T H:

WHEREAS, Assignor and Assignee are parties to that certain Agreement of Purchase and Sale dated _________ __, 2005 (the “Agreement”), pursuant to which Seller has agreed, among other things, to sell, assign, transfer and convey to Assignee the Property (as defined in the Agreement); and

WHEREAS, in connection with the sale and purchase of the Property, Assignor has agreed to assign to Assignee all of Assignor’s right, title and interest in and to, and Assignee has agreed to assume from Assignor all of Assignor’s obligations and liabilities under, the Intangible Property. Unless otherwise defined herein, all capitalized terms used in this Assignment shall have the meaning given to such term in the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1. Assignment. Assignor hereby assigns, transfers, and conveys to Assignee all of Assignor’s right, title and interest in and to the Intangible Property, to the extent that such assignments are legally and contractually permitted.

2. Assumption. Assignee hereby assumes all liabilities and obligations of Assignor under the Intangible Property which arise on or after the Transfer Time and agrees to perform all obligations of Assignor under the Intangible Property which are to be performed or which become due on or after the Transfer Time.

3. Further Assurances. Assignor covenants with Assignee and Assignee covenants with Assignor that each will execute or procure any additional documents necessary to establish the rights of the other hereunder.

4. Counterparts. This Assignment may be executed by the parties in counterparts, in which event the signature pages thereof shall be combined in order to constitute a single original document.

5. Binding Effect. This Assignment shall be binding upon and inure to the benefit of Assignor, Assignee and their respective successors and assigns.

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date set forth above.

Signed, sealed and delivered in the presence of:

a

By:
Name:
Witness Name:	Title:

(CORPORATE SEAL)

Witness Name:

a

By:
Name:
Witness Name:	Title:

(CORPORATE SEAL)

Witness Name:

EXHIBIT “C”

ASSIGNMENT AND ASSUMPTION OF MANAGEMENT AGREEMENT AND OWNER AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF MANAGEMENT AGREEMENT AND OWNER AGREEMENT (this “Assignment”) is made and entered into as of the ___day of ______, 2005, by and among _____________________________, a ____________________having a mailing address at ___________________________ (“Tenant Assignor”), _____________________________, a ____________________ having a mailing address at ___________________________ (“Landlord Assignor”), _____________________________, a ____________________ having a mailing address at _____________________________ (“Ashford Landlord”) and _________________, a ____________, having a mailing address at ___________(“Ashford Tenant”).

W I T N E S S E T H:

WHEREAS, Tenant Assignor and Landlord Assignor entered into that certain Lease Agreement dated ____________ (the “Lease”), whereby Landlord Assignor leased to Tenant Assignor and Tenant Assignor leased from Landlord Assignor certain real property and improvements commonly known as the _______________________, and as more particularly described on Exhibit A attached hereto (the “Hotel”);

WHEREAS, the Hotel is managed by ________________ (“Manager”) pursuant to that certain Management Agreement by and between Tenant Assignor and Manager dated as of _________________ (the “Management Agreement”);

WHEREAS, Tenant Assignor, Landlord Assignor and Manager entered into that certain Owner Agreement dated as of _________________ (the “Owner Agreement”), which governed certain aspects of the ownership and management of the Hotel;

WHEREAS, concurrently with the execution of this Assignment, Landlord Assignor shall sell and convey to Ashford Landlord, a wholly owned subsidiary of Ashford Hospitality Limited Partnership, all of Landlord Assignor’s right, title and interest in and to the Hotel (the “Sale Transaction”), and Landlord Assignor and Tenant Assignor shall terminate the Lease, so that upon consummation of such Sale Transaction, Landlord Assignor and Tenant Assignor shall have no right, title and interest in or to the Hotel;

WHEREAS, concurrently with the execution of this Assignment, Ashford Landlord and Ashford Tenant shall enter into that certain Lease Agreement dated as of even date herewith whereby Ashford Landlord shall lease the Hotel to Ashford Tenant, and Ashford Tenant shall lease the Hotel from Ashford Landlord; and

WHEREAS, in connection with the Sale Transaction, (i) Tenant Assignor has agreed to assign all of its rights, privileges, duties and obligations under the Management Agreement (including under the Property Improvement Plan addenda to the Management Agreement and under the approved Capital Expenditure Plans for 2005 for the Hotel) and the Owner Agreement to Ashford Tenant and Ashford Tenant has agreed to assume all of Tenant Assignor’s rights, privileges, duties and obligations thereunder which arise on or after the Effective Date, and (ii) Landlord Assignor has agreed to assign all of its rights, privileges, duties and obligations under the Owner Agreement to Ashford Landlord, and Ashford Landlord has agreed to assume all of Landlord Assignor’s rights, privileges, duties and obligations thereunder which arise on or after the Effective Date, all of the foregoing pursuant to the terms and provisions of this Assignment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1. Assignment. Tenant Assignor hereby assigns all of its rights, privileges, duties and obligations under the Management Agreement (including under the Property Improvement Plan addenda to the Management Agreement and under the approved Capital Expenditure Plans for 2005 for the Hotel) and the Owner Agreement that arise on or after the Effective Date to Ashford Tenant, and Landlord Assignor hereby assigns all of its rights, privileges, duties and obligations under the Owner Agreement that arise on or after the Effective Date to Ashford Landlord.

2. Assumption. Ashford Tenant hereby assumes all of Tenant Assignor’s rights, privileges, duties and obligations under the Management Agreement (including under the Property Improvement Plan addenda to the Management Agreement and under the approved Capital Expenditure Plans for 2005 for the Hotel) and the Owner Agreement that arise on or after the Effective Date, and Ashford Landlord hereby assumes all of Landlord Assignor’s rights, privileges, duties and obligations under the Owner Agreement that arise on or after the Effective Date.

3. Further Assurances. Each of Landlord Assignor, Tenant Assignor, Ashford Landlord and Ashford Tenant agrees that each will execute or procure any additional documents necessary to establish the rights of the others hereunder.

4. Counterparts. This Assignment may be executed by the parties in counterparts, in which event the signature pages thereof shall be combined in order to constitute a single original document.

5. Binding Effect. This Assignment shall be binding upon and inure to the benefit of Landlord Assignor, Tenant Assignor, Ashford Landlord and Ashford Tenant, and their respective successors and assigns.

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date set forth above.

Signed, sealed and delivered in the presence of:
LANDLORD ASSIGNOR

a

By:
Witness Name:	Name:
Title:

Witness Name:

TENANT ASSIGNOR

a

By:
Witness Name:	Name:
Title:

Witness Name:

ASHFORD LANDLORD

a

By:
Witness Name:	Name:
Title:

Witness Name:

ASHFORD TENANT

a

By:
Witness Name:	Name:
Title:

Witness Name:

EXHIBIT “D”

ASSIGNMENT AND ASSUMPTION OF OPERATING AGREEMENTS

THIS ASSIGNMENT AND ASSUMPTION OF OPERATING AGREEMENTS (this “Assignment”) is made and entered into as of the ___day of ______, 2005, by and between _____________________________, a ____________________having a mailing address at _____________________________________(“Assignor”), and _________________, a ____________, having a mailing address at ___________(“Assignee”);

W I T N E S S E T H:

WHEREAS, Assignor and Assignee are parties to that certain Agreement of Purchase and Sale dated _________ __, 2005 (the “Agreement”), pursuant to which Seller has agreed, among other things, to sell, assign, transfer and convey to Assignee the Property (as defined in the Agreement); and

WHEREAS, in connection with the sale and purchase of the Property, Assignor has agreed to assign to Assignee all of Assignor’s right, title and interest in and to, and Assignee has agreed to assume from Assignor all of Assignor’s obligations and liabilities under, the Operating Agreements. Unless otherwise defined herein, all capitalized terms used in this Assignment shall have the meaning given to such term in the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1. Assignment. Assignor hereby assigns, transfers, and conveys to Assignee all of Assignor’s right, title and interest in and to the Operating Agreements, to the extent that such assignments are legally and contractually permitted.

2. Assumption. Assignee hereby assumes all liabilities and obligations of Assignor under the Operating Agreements which arise on or after the Transfer Time and agrees to perform all obligations of Assignor under the Operating Agreements which are to be performed or which become due on or after the Transfer Time.

3. Indemnity by Assignee. Assignee shall indemnify, defend and hold Assignor harmless from any claim, liability, cost or expense (including without limitation reasonable attorneys’ fees) arising out of any Operating Agreement from and after the Transfer Time

4. Indemnity by Assignor. Assignor shall indemnify, defend and hold Assignee harmless from any claim, liability, cost or expense (including without limitation reasonable attorneys’ fees and costs) arising out of any Operating Agreement for the period prior to the Transfer Time.

5. Further Assurances. Assignor covenants with Assignee and Assignee covenants with Assignor that each will execute or procure any additional documents necessary to establish the rights of the other hereunder.

6. Counterparts. This Assignment may be executed by the parties in counterparts, in which event the signature pages thereof shall be combined in order to constitute a single original document.

7. Binding Effect. This Assignment shall be binding upon and inure to the benefit of Assignor, Assignee and their respective successors and assigns.

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date set forth above.

Signed, sealed and delivered in the presence of:

a

By:
Name:
Witness Name:	Title:

(CORPORATE SEAL)

Witness Name:

a

By:
Name:
Witness Name:	Title:

(CORPORATE SEAL)

Witness Name:

EXHIBIT “E”

Intentionally Left Blank

EXHIBIT “F”

LIMITED WARRANTY BILL OF SALE

THIS LIMITED WARRANTY BILL OF SALE (the “Bill of Sale”) is made and entered into as of the __day of ____________, 2005, by and between ___________________________, a __________________ (“Seller”) and ______________________________, a___________________ (“Buyer”);

W I T N E S S E T H:

WHEREAS, Seller and Buyer are parties to that certain Agreement of Purchase and Sale dated _________ __, 2005 (the “Agreement”), pursuant to which Seller has agreed, among other things, to sell, assign, transfer and convey to Assignee the Property (as defined in the Agreement); and

WHEREAS, in connection with the sale and purchase of the Property, Seller has agreed to sell, transfer and convey to Buyer all of Seller’s right, title and interest in and to the Personal Property. Unless otherwise defined herein, all capitalized terms used in this Assignment shall have the meaning given to such term in the Agreement.

NOW, THEREFORE, in consideration of the foregoing and Ten Dollars ($10.00) and other good and valuable consideration in hand paid by Buyer to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer do hereby agree as follows:

1. Seller does hereby sell, transfer and convey to Assignee the Personal Property and Purchaser hereby purchases and accepts all of the Personal Property.

2. EXCEPT AS OTHERWISE PROVIDED IN THIS PARAGRAPH 2 BELOW, ALL OF THE PERSONAL PROPERTY IS HEREBY SOLD, TRANSFERRED AND CONVEYED TO BUYER ON AN “AS IS”, “WHERE IS”, “WITHOUT ALL FAULTS” BASIS, WITHOUT RECOURSE, REPRESENTATION, IMPLIED OR EXPRESS WARRANTY, GUARANTY, PROMISE, PROJECTION OR PREDICTION WHATSOEVER WITH RESPECT TO THE PERSONAL PROPERTY, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING WITHOUT LIMITATION ANY WARRANTY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Notwithstanding the foregoing to the contrary, Seller does hereby warrant to Buyer that the Personal Property is owned by Seller free and clear of all encumbrances of whatsoever nature; EXCEPTING ONLY the liens or mortgages assumed or entered into by Buyer, if any, and any personal property sales tax or other tax.

3. This Bill of Sale may be executed in any number of counterparts, all of which taken together shall constitute one and the same instruments and any of the parties hereto may execute this Bill of Sale by signing any such counterpart.

IN WITNESS WHEREOF, the undersigned has executed this Bill of Sale as of the date first above written.

Signed, sealed and delivered In the presence of:	“SELLER”:

a

By:
Printed Name:	Name:
Title:

Printed Name:

“BUYER”:
,
a

By:
Printed Name:	Name:
Title:

Printed Name:

EXHIBIT “G”
Schedule of Assumed Management Agreements

# Brand Property Name/City/ST Mgmt Agr Owner  ManagerDate

1 RI Sacramento CA CNL Rose SPE Tenant Corp. Residence Inn by Marriott, Inc. 10/10/03
2 RI Wilmington, Newark DE CNL Rose SPE Tenant Corp. Residence Inn by Marriott, Inc. 10/10/03
3 TPS Miami Airport-West, Miami FL CNL Rose SPE Tenant Corp. Towneplace Management Corporation 5/21/04
4 TPS Miami Lakes, FL CNL Rose SPE Tenant Corp. Towneplace Management Corporation 5/21/04
5 RI Orlando-Internat'l Drive FL CNL Rose SPE Tenant Corp. Residence Inn by Marriott, Inc. 10/10/03
6 RI Ann Arbor MI CNL Rose SPE Tenant Corp. Residence Inn by Marriott, Inc. 10/10/03
7 RI Fishkill NY CNL Rose SPE Tenant Corp. Residence Inn by Marriott, Inc. 10/10/03
8 RI Warwick-Providence RI CNL Rose SPE Tenant Corp. Residence Inn by Marriott, Inc. 10/10/03
9 RI Ft. Worth-River Plaza, TX CNL Rose SPE Tenant Corp. Residence Inn by Marriott, Inc. 10/10/03
10 TPS Ft. Worth-Southwest, TX CNL Rose SPE Tenant Corp. Towneplace Management Corporation 10/10/03
11 RI Tyler TX CNL Rose SPE Tenant Corp. Residence Inn by Marriott, Inc. 10/10/03
12 CY Crystal City - Arlington VA Plano Tenant Corp. Courtyard Management Corporation 8/29/03

EXHIBIT “H”
Schedule of Operating Agreements

(a)  CY Alpharetta

[Missing Graphic Reference]

•	CRST Lease Information
•	Waste Management Service Agreement
•	OTIS Elevator Service Agreement
•	Radio Station License
•	Interior Plant Service Agreement
•	STSN
•	PBX Phone Switch (updated)

[Missing Graphic Reference]

(b)  CY Arlington

[Missing Graphic Reference]

•	Security Officer Service Contract
•	XEROX Lease Agreement
•	Contract Assumption Agreement - LodgeNet System
•	JP Sewerotor, Inc Contract
•	Fidelity Engineering Corporation - Emergency Generator Maintenance Agreement
•	Valcourt Building Services of WA, DC - Cleaning Bldg exterior agreement
•	PM Hood & Duct - Cleaning of Kitchen Exhaust System Agreement
•	Washington Flyer Magazine
•	Waste Management
•	Plantworks
•	Satellite (LodgeNet)
•	Fujitec (Elevators)
•	PaeTec Communications
•	Xeta Corp. maintenance agreement
•	Ecolab (pest control)
•	Gazal (dry cleaning)
•	CoolerSmart
•	High Sierra Pools (Pool Service)

(c)  CY Foothill Ranch

[Missing Graphic Reference]

•	Alamo Leasing (Van)
•	Xerox Lease Agreement (Copy machine)
•	Water Softening System agreement - WaterMan
•	Waste Management Service Agreement
•	Oakridge Landscape Agreement
•	Facilitec (Kitchen Hood Cleaning)
•	Elevator Maintenance
•	StayOnline
•	Pitney Bowes (postage machine)

(d)  CY Overland Park

[Missing Graphic Reference]

•	Urban Farmer Service Agreement (Plant care)
•	Signature Landscape Service Agreement
•	Defenbaugh Disposal Service
•	Ellerman Snow Removal
•	Faultless Linens Service Agreement
•	ADT Security Services
•	Allen Foods, Inc Agreement
•	Dressler Consutlting Engineers,Inc - Stormwater Detention
•	Kansas Logos, Inc- Dept of Transportation Logo Sign
•	MARSH USA, Inc - Certificate of Insurance
•	MICROS Systems, Inc - Facilities Service Agreement
•	Ocean Spray Juice Vending
•	XETA Corp Software Agreement
•	STSN

(e)  CY Palm Desert

[Missing Graphic Reference]

•	Motor Vehicle Lease Agreement
•	Pitney Bowes Agreement
•	Canon Sales Agreement (Copier)
•	Time Warner Entertainment Service Agreement
•	Paradise Plant Maintenance
•	OTIS Elevator Maintenance Agreement
•	Alliance Protection Service - Alarm System Agreement
•	NEXTEL Service Agreement
•	Muzak - Music Service Agreement
•	Executive One Security Services - Private Patrol Contract
•	XETA Corp - Software Service
•	STSN - Wireless internet access agreement
•	S&G Enterprises - Grease Trap Service
•	Pac-West Landscaping Service Agreement
•	ECOLAB - Pest control elimination agreement
(f)  CY Weston

•	XEROX - lease agreement
•	Starbucks Espresso Machine Lease Agreement
•	Valley Crest - Landscape Management Agreement
•	Thyssen Krupp Elevator - Maintenance Agreement
•	ECOLAB - pest control elimination agreement
•	Initial Tropical Plants - service agreement
•	Alamo Leasing (van lease)
•	Muzak
•	Pinkerton (outside security)

(g)  RI Ann Arbor

[Missing Graphic Reference]

•	Mitel Network Services Solutions
•	Security Services, Inc - agreement
•	LodgeNet - Pay Per View service agreement
•	ADT Security Services, Inc - agreement
•	Pitney Bowes - lease agreement
•	ECOLAB - Pest elimination Services agreement
•	Republic Waste Services agreement
•	Wiesman Enterprise Inc - vending machine agreement
•	A&H Lawn care service agreement
•	Schindler - Elevator maintenance contract
•	Alamo leasing - motor vehicle lease agreement
•	StayOnline

(h)  RI Cottonwood

[Missing Graphic Reference]

•	ECOLAB - Pest elimination contract
•	OTIS - Elevator Maintenance Contract
•	Avendra - vending machine contract
•	Muzak - music service agreement
•	TruGreen Landscape - Landscaping maintenance contract
•	ARSO - Shared services agreement
•	Comcast - Cable TV Service agreement
•	Alamo Leasing - Van Lease
•	STSN - Fee for Service agreement
•	XETA - post warranty service plan agreement
•	IKON Office Solutions - Maintenance contract
•	Construction Contract with KR Commercial Interiors

(i)  RI Fishkill

[Missing Graphic Reference]

•	Meristar/Flagstone National Contract - copier/Fax Printer Lease
•	Business certificate - Centurion Protective Services Agreement
•	ECOLAB - Pest control elimitaion
•	LodgeNet - software services
•	Neave Landscaping, Inc - Service Agreement
•	Millingan’s Landscaping
•	StayOnline
•	Royal Carting Service
•	ADT Security

(j)  RI Fort Worth

[Missing Graphic Reference]

•	Charter Communications - Cable TV Service Agreement
•	KC Landscape - Service Agreement
•	LodgeNet - Pay Per View Agreement
•	Muzak - music service agreement
•	Waste Management Service Agreement
•	XEROX - Lease Agreement
•	StayOnline
•	Construction Contract with Moline Construction Management

(k)  RI Merrifield

[Missing Graphic Reference]

•	Lease Agreement - cooler smart
•	Pine Ridge Landscaping - service agreement
•	TruGreen Landcare - service agreement
•	XEROX - service agreement/lease
•	ADT Security System agreement
•	STSN

(l)  RI Mira Mesa

[Missing Graphic Reference]

•	ADT Security Services Agreement
•	OTIS - Elevator maintenance contract
•	Safeguard Security/International Contractor Agreement
•	The Brickman Group, LTD - Landscape maintenance
•	Showcase Business centers, Inc - business center services
•	Constellation New Energy - Electricity Service Agreement
•	Acurid - Pest Control Agreement
•	Waste Management Service Agreement
•	Darling Restaurants - Grease Traps service proposa
•	StayOnline
•	Alamo Leasing (van lease)

(m)  RI Orlando I-Drive

[Missing Graphic Reference]

•	Marketing Desk Agreement
•	Guest services Desk Agreement
•	ECOLAB- Pest control elimination
•	Shared Services Agreement
•	LodgeNet service agreement
•	Security Services of America service agreement
•	Imagistics Maintenance agreement
•	International Cove Owners Association, Inc
•	LCA, - Lease agreement - Motorola radios
•	StayOnline
•	TruGreen Landscaping
•	11th hour Business Centers

(n)  RI Sea World

[Missing Graphic Reference]

•	Waste Management Service Agreement
•	Valley Crest Landscape Maintenance and Service Agreement
•	Signature Systems of Florida - Alarm monitoring service agreement
•	Welbro Building Corp
•	OTIS - Elevator Maintenance agreement
•	Muzak - music service agreement
•	Hartford Boiler & Construction co - maintenance and Inspection boiler room
•	Foliage Design Systems - Plants Maintenance Agreement
•	Florida Power service agreement
•	Fitness Services of Florida - preventative maintenance agreement
•	Delta Fire Sprinklers, Inc - service inspection contract
•	ADT Security services - Agreement
•	Shared services agreement
•	Guest services Desk agreement
•	McLane Food Service distribution agreement
•	STSN - system financing agreement
•	Team Leasing LLC Agreement
•	Muzak - Music service agreement
•	Easement agreement and Restrictive Covenant - Horizons condominium association
•	ADT Security Services agreement
•	Lease Agreement - Power Play Arcade
•	Datawave - Telecard Merchandise Prepaid Card agreement
•	Admission Media agreement
•	Pitney Bowes
•	Xerox

(o)  RI Palm Desert

[Missing Graphic Reference]

•	Judgebuilt’s corporate service program - room
•	Security Service Agreement - Executive One
•	STSN - Lease agreement
•	ECOLAB - Pest elimination agreement
•	Pac West Land Care, Inc - Landscape Management
•	On Command - Monitoring agreement
•	Pitney Bowes -
•	Musi - cal - music service agreement
•	Grease Trap service - S&G Enterprises
•	Alliance Protection Service - Alarm System Agreement
•	Canon Business Solutions - Lease agreement
•	Motor Vehicle Lease agreement - Sunline Services Group
•	Time Warner cable services
•	Support Services Agreement - MITEL Networks
•	The Pool Store -pool service

[Missing Graphic Reference]

(p)  RI Providence

[Missing Graphic Reference]

•	Waste Management Service agreement
•	Airport Advertising space contract - Interspace Advertising
•	StayOnline
•	Mitel Networks (phone switch)
•	Cox Cable

•

[Missing Graphic Reference]

(q)  RI Sacramento

[Missing Graphic Reference]

•	Landscape Management Services contract
•	American Access Controls & Security Systems - agreement
•	SECURITAS - Security officer
•	Cable TV Service Agreement - ComCast Cablevision of Sacramento
•	XETA Corporation - PBS Service Contract
•	StayOnline

[Missing Graphic Reference]

(r)  RI Tyler

[Missing Graphic Reference]

•	XEROX lease agreement
•	Service Agreement - Terminex Termite Protection
•	Cable Television Service agreement
•	Kwik Wash Laundries, Inc - Lease agreement
•	ECOLAB - Pest elimination agreement
•	StayOnline
•	Construction Contract Moline Construction

[Missing Graphic Reference]

(s)  RI Wilmington

[Missing Graphic Reference]

•	Service Agreement - Securitas
•	Service Agreement - Wayman’s Fire Protection
•	Service Agreement - Terminix Termite Protection
•	The Brickman Group, LTD - Snow removal services agreement
•	Landscape Management Contract
•	J&J Systems - Irrigation Maintenance Service Agreement
•	Pitney Bowes
•	Xerox
•	StayOnline

[Missing Graphic Reference]

(t)  SHS Centreville

[Missing Graphic Reference]

•	Filterfresh - Water equipment Rental agreement
•	TruGreen Landscape - service agreement
•	Muzak - music service agreement
•	Canon - Lease agreement
•	Pitney Bowes
•	STSN
•	Sunset Pools (lifeguard labor)
•	Otis (elevator maintenance)
•	Xeta (call accounting)
•	Ecolabs (pest control)
•	Bergmann (termites)
•	Cox Cable

[Missing Graphic Reference]

(u)  SHS Charlotte

[Missing Graphic Reference]

•	ECOLAB- Pest elimination service agreement
•	Quality Business Systems - Lease agreement Toshiba Digital systems
•	Schindler Elevator corp. - maintenance contract
•	STSN
•	Custom Landscapes
•	Stein Services (termite)

[Missing Graphic Reference]

(v)  SHS Durham

[Missing Graphic Reference]

•	Pitney Bowes - Lease Agreement
•	XEROX- Lease agreement
•	Schindler Secure - Elevator agreement
•	ECOLAB - pest elimination agreement
•	On Command - hotel channel agreement
•	Nextira One - Annual Maintenance Service
•	Republic Waste service agreement
•	PDA - Grinder pump Station Inspection agreement
•	TruGreen Landcare service agreement
•	STEIN - Subterranean Termite agreement
•	STSN

[Missing Graphic Reference]

(w)  SHS Gaithersburg

[Missing Graphic Reference]

•	Canon Lease Agreement
•	DMX Music - Music Service agreement
•	ECOLAB - pest elimination agreement
•	Facility Vending services agreement
•	Enchanted Foliage - Plant maintenance agreement
•	Expert Security Services agreement
•	Pitney Bowes - lease agreement
•	Waste Management service agreement
•	Netira LLC - service agreement
•	Williams Communications Solutions service agreement
•	The Brickman Group Landscape - maintenance
•	XETA Corporation
•	STSN

[Missing Graphic Reference]

(x)  TPS Fort Worth

[Missing Graphic Reference]

•	XEROX lease agreement
•	MIS Associates - maintenance contract
•	Plant Care co. - landscape contract
•	Webservice Company, Inc- lease agreement
•	OTIS - elevator Maintenance
•	Trinity waste service agreement
•	StayOnline

[Missing Graphic Reference]

(y)  TPS Miami Lakes

[Missing Graphic Reference]

•	GE Capital Equipment lease agreement
•	Waste Management Service
•	ECOLAB - Pest elimination agreement
•	StayOnline

[Missing Graphic Reference]

(z)  TPS Miami West Doral

[Missing Graphic Reference]

•	GE Capital Copier lease agreement
•	StayOnline /ftg internet
•	ECOLAB - Swimming pool program
•	Waste Management
•	Tyco fire & security (inspection reports)
•	Artistic Lawn Service

[Missing Graphic Reference]

(aa)  TPS Mt. Laurel

[Missing Graphic Reference]

•	United Elevator Service Contract
•	Elite Builders Snow Removal
•	Elite Landscaping
•	Comcast Cable Service Contract
•	ADT Alarm monitoring service
•	EST Service agreement for Fire Alarm Testing and Annual Inspection
•	Copier Lease
•	STSN
•	Ecolab (pest control)
Nextiara Contract

[Missing Graphic Reference]

(bb)  TPS Newark

[Missing Graphic Reference]

•	Taylor Houseman - Preventive maintenance
•	Medallion Landscape Management - Service Agreement
•	Thyssne Krupp - Elevator Service Agreement
•	STSN

•

[Missing Graphic Reference]

(cc)  TPS Scarborough

[Missing Graphic Reference]

•	Northstar Landscape Company - Service Agreement
•	STSN
•	Northstar Landscape Company - Service Agreement (Updated)
•	Citigroup (phone switch)
•	Otis (elevator maintenance)
•	Atlantic Exterminating (pest control)
•	Imagistics (copier/fax)

[Missing Graphic Reference]

(dd)  TPS Tewksbury

[Missing Graphic Reference]

•	Hotel Inspection Report
•	SPEC - landscape service agreement
•	Pitney Bowes Service Agreement
•	STSN
•	SPEC Landscape
•	Nortel (Phone Switch)
•	Ecolabs (pest control)
•	Imagistics (copier/fax)
•	Otis (elevator maintenance)

EVERY PAGE= "EVERY PAGE" 0020399\111199\821280\10

EXHIBIT “I”
Schedule of Operating Leases

# Brand Property Name/City/ST Owner (Lessor) Tenant (Lessee) Lease Date

1 CY Foothill Ranch, Lake Forest CA CNL Foothill Hotel Partnership, LP Foothill Tenant Corporation 3/9/04
2 TPS Newark CA CNL Hospitality Partners, LP CNL M2 Tenant Corp. 8/6/04
3 CY Palm Desert CA CNL Hospitality Partners, LP CNL M2 Tenant Corp. 8/6/04
4 RI Palm Desert CA CNL Hospitality Partners, LP CNL M2 Tenant Corp. 8/6/04
5 RI Sacramento (Cal Expo) CA Rose SPE 1, LP CNL Rose SPE Tenant Corp. 12/4/03
6 RI Mira Mesa, San Diego CA CNL Hospitality Partners, LP CNL M2 Tenant Corp. 8/6/04
7 RI Wilmington, Newark DE Rose SPE 1, LP CNL Rose SPE Tenant Corp. 12/4/03
8 TPS Miami Airport-West Miami FL Rose SPE 1, LP CNL Rose SPE Tenant Corp. 5/21/04
9 TPS Miami Lakes FL Rose SPE 1, LP CNL Rose SPE Tenant Corp. 5/21/04
10 RI Orlando-Int'l Drive, Orlando FL Rose SPE 1, LP CNL Rose SPE Tenant Corp. 12/4/03
11 RI Sea World Orlando FL RFS Partnership, L.P. CNL Hospitality Leasing Corp 7/10/03
12 CY Weston (Ft. Lauderdale) FL CNL Hotel CY-Weston, Ltd. CNL Hospitality Leasing Corp 12/22/00
13 CY Alpharetta GA CNL Hospitality Partners, LP CNL Hotel Tenant Corp. 10/13/04
14 CY Overland Park KS CNL Hospitality Partners, LP CNL Hotel Tenant Corp. 10/13/04
15 TPS Tewksbury MA CNL Hospitality Partners, LP CNL Hotel Tenant Corp. 10/13/04
16 TPS Scarborough ME CNL Hospitality Partners, LP CNL Hotel Tenant Corp. 10/13/04
17 SHS Gaithersburg MD CNL Hospitality Partners, LP CNL M2 Tenant Corp. 8/6/04
18 RI Ann Arbor MI Rose SPE 1, LP CNL Rose SPE Tenant Corp. 12/4/03
19 SHS Charlotte NC CNL Hospitality Partners, LP CNL Hotel Tenant Corp. 10/13/04
20 SHS Raleigh Durham NC CNL Hospitality Partners, LP CNL Hotel Tenant Corp. 10/13/04
21 TPS Mt. Laurel NJ CNL Hospitality Partners, LP CNL Hotel Tenant Corp. 10/13/04
22 RI Fishkill NY Rose SPE 1, LP CNL Rose SPE Tenant Corp. 12/4/03
23 RI Warwick (Providence) RI Rose SPE 1, LP CNL Rose SPE Tenant Corp. 12/4/03
24 RI Ft. Worth(River Plaza) TX Rose SPE 1, LP CNL Rose SPE Tenant Corp. 12/4/03
25 TPS Ft. Worth (Southwest) TX Rose SPE 1, LP CNL Rose SPE Tenant Corp. 12/4/03
26 RI Tyler TX Rose SPE 1, LP CNL Rose SPE Tenant Corp. 12/4/03
27 RI Cottonwood Salt Lake City UT CNL Hospitality Partners, LP CNL Hotel Tenant Corp. 10/13/04
28 CY Crystal City Arlington VA CNL Crystal City II Hotel, LP Plano Tenant Corp. 8/29/04
29 SHS Centreville VA CNL Hospitality Partners, LP CNL Hotel Tenant Corp. 10/13/04
30 RI Merrifield, Falls Church, VA CNL Hospitality Partners, LP CNL M2 Tenant Corp. 8/6/04

EVERY PAGE= "EVERY PAGE" 0020399\111199\821280\10

EXHIBIT “J”
Schedule of Operating Tenants

# Brand Property Name City ST Tenant (Lessee)

1 CY Foothill Ranch  Lake Forest CA Foothill Tenant Corporation
2 TPS Newark Newark CA CNL M2 Tenant Corp.
3 CY Palm Desert Palm Desert CA CNL M2 Tenant Corp.
4 RI Palm Desert Palm Desert CA CNL M2 Tenant Corp.
5 RI Sacramento-Cal Expo Sacramento CA CNL Rose SPE Tenant Corp.
6 RI Mira Mesa-San Diego San Diego CA CNL M2 Tenant Corp.
7 RI Wilmington-Newark Newark DE CNL Rose SPE Tenant Corp.
8 TPS Miami Airport-West Miami  FL CNL Rose SPE Tenant Corp.
9 TPS Miami Lakes Miami Lakes FL CNL Rose SPE Tenant Corp.
10 RI Orlando-Internat'l Drive Orlando FL CNL Rose SPE Tenant Corp.
11 RI Sea World Orlando Orlando FL CNL Hospitality Leasing Corp
12 CY Weston (Ft. Lauderdale) Weston FL CNL Hospitality Leasing Corp
13 CY Alpharetta Alpharetta GA CNL Hotel Tenant Corp.
14 CY Overland Park Overland Park KS CNL Hotel Tenant Corp.
15 TPS Tewksbury Tewksbury MA CNL Hotel Tenant Corp.
16 TPS Scarborough Scarborough ME CNL Hotel Tenant Corp.
17 SHS Gaithersburg Gaithersburg MD CNL M2 Tenant Corp.
18 RI Ann Arbor Ann Arbor MI CNL Rose SPE Tenant Corp.
19 SHS Charlotte Charlotte NC CNL Hotel Tenant Corp.
20 SHS Raleigh Durham Durham NC CNL Hotel Tenant Corp.
21 TPS Mt. Laurel Mount Laurel NJ CNL Hotel Tenant Corp.
22 RI Fishkill Fishkill NY CNL Rose SPE Tenant Corp.
23 RI Warwick-Providence Warwick RI CNL Rose SPE Tenant Corp.
24 RI Ft. Worth-River Plaza Fort Worth TX CNL Rose SPE Tenant Corp.
25 TPS Ft. Worth-Southwest Ft. Worth TX CNL Rose SPE Tenant Corp.
26 RI Tyler Tyler TX CNL Rose SPE Tenant Corp.
27 RI Cottonwood (Salt Lake) Salt Lake City UT CNL Hotel Tenant Corp.
28 CY Crystal City - Arlington Arlington VA Plano Tenant Corp.
29 SHS Centreville Centreville VA CNL Hotel Tenant Corp.
30 RI Merrifield Falls Church VA CNL M2 Tenant Corp.

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EXHIBIT “K”
Purchase Price Allocation Schedule
The allocation of the Purchase Price among the Hotels shall be agreed upon by Buyer and Sellers each acting reasonably prior to Closing; provided, however, that no more than 9.64% of the Purchase Price shall be allocated to personal property unless otherwise agreed to by the parties.

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EXHIBIT “L”
Schedule of Sellers

# Brand Property Name City ST Seller

1 CY Foothill Ranch  Lake Forest CA CNL Foothill Hotel Partnership, LP
2 TPS Newark Newark CA CNL Hospitality Partners, LP
3 CY Palm Desert Palm Desert CA CNL Hospitality Partners, LP
4 RI Palm Desert Palm Desert CA CNL Hospitality Partners, LP
5 RI Sacramento-Cal Expo Sacramento CA Rose SPE 1, LP
6 RI Mira Mesa-San Diego San Diego CA CNL Hospitality Partners, LP
7 RI Wilmington-Newark Newark DE Rose SPE 1, LP
8 TPS Miami Airport-West Miami  FL Rose SPE 1, LP
9 TPS Miami Lakes Miami Lakes FL Rose SPE 1, LP
10 RI Orlando-Internat'l Drive Orlando FL Rose SPE 1, LP
11 RI Sea World Orlando Orlando FL RFS Partnership, L.P.
12 CY Weston (Ft. Lauderdale) Weston FL CNL Hotel CY-Weston, Ltd.
13 CY Alpharetta Alpharetta GA CNL Hospitality Partners, LP
14 CY Overland Park Overland Park KS CNL Hospitality Partners, LP
15 TPS Tewksbury Tewksbury MA CNL Hospitality Partners, LP
16 TPS Scarborough Scarborough ME CNL Hospitality Partners, LP
17 SHS Gaithersburg Gaithersburg MD CNL Hospitality Partners, LP
18 RI Ann Arbor Ann Arbor MI Rose SPE 1, LP
19 SHS Charlotte Charlotte NC CNL Hospitality Partners, LP
20 SHS Raleigh Durham Durham NC CNL Hospitality Partners, LP
21 TPS Mt. Laurel Mount Laurel NJ CNL Hospitality Partners, LP
22 RI Fishkill Fishkill NY Rose SPE 1, LP
23 RI Warwick-Providence Warwick RI Rose SPE 1, LP
24 RI Ft. Worth-River Plaza Fort Worth TX Rose SPE 1, LP
25 TPS Ft. Worth-Southwest Ft. Worth TX Rose SPE 1, LP
26 RI Tyler Tyler TX Rose SPE 1, LP
27 RI Cottonwood (Salt Lake) Salt Lake City UT CNL Hospitality Partners, LP
28 CY Crystal City - Arlington Arlington VA CNL Crystal City II Hotel, LP
29 SHS Centreville Centreville VA CNL Hospitality Partners, LP
30 RI Merrifield Falls Church VA CNL Hospitality Partners, LP

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Exhibit “M”
Litigation Schedule
CLAIMANT	OWNER/DEFENDANT	SITE	DESCRIPTION OF CLAIM	AMOUNT OF CLAIM	LITIGATION
Berrett, Jana	Marriott International, Inc.	SpringHill Suites, Centerville, VA	Alleges laptop notebook was damaged by property	Unspecified	Yes
Erwin, Massangk	Rose SPE 1 LP	Residence Inn Orlando, FL	Robbed at gunpoint; Jewelry and cash totaling $54,950 stolen	Unspecified	No
Mullins, Susan	Rose SPE 1 LP	Residence Inn by Marriott Warwick, RI	Slip and Fall; Injured her rotator cuff	Unspecified	No
Raudales, Jesse	Rose SPE 1 LP	Residence Inn Sacramento, CA	Alleges he was denied service and discriminated against because of his race	Unspecified	No
Rice, Dennis	Rose SPE 1 LP	Residence Inn Sacramento, CA	Alleges he was denied service and discriminated against because of his race	Unspecified	No
Schwartz, Ruth	Marriott International, Inc.	TownePlace Suites, Tewksbury, MA	Slip and Fall resulting in an injury	Unspecified	Yes
Wong, Ronald	County of Riverside and Marriott International, Inc.	Residence Inn Palm Desert, CA	Alleges he was injured in automobile accident due to the faulty design of the intersection of Cook Street/Riviera (Property entrance)	Unspecified	Yes

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EXHIBIT “N”
Form of New Management Agreements

The form of management agreement attached as Exhibit D to that certain letter agreement of even date herewith by and among Marriott International, Inc., CNL Hotels & Resorts, Inc. and Ashford Hospitality Limited Partnership, as such form of management agreement may be revised to incorporate the list of terms attached as Exhibit D-1 to such letter agreement and any other terms agreed upon between Purchaser and Managers prior to Closing.

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EXHIBIT “O”
Beverage Facilities Agreement

ALCOHOLIC BEVERAGE

MANAGEMENT AGREEMENT

THIS ALCOHOLIC BEVERAGE MANAGEMENT AGREEMENT (this “Agreement”) is made and entered into as of the ________ day of __________, 2005 (the “Effective Date”), by and between __________________________________(“Owner”), _________________________________ (“Tenant”) and __________________________ (“Licensee”).

W I T N E S S E T H:

WHEREAS, Owner is the owner of the real property and hotel, and related facilities including all fixtures, improvements and personal property, known as the ________________________ (the “Hotel”), located in _____________________, ___________.

WHEREAS, Tenant occupies the Hotel pursuant to that certain Lease Agreement between Owner and Tenant dated as of even date herewith.

WHEREAS, Licensee is the holder of certain licenses for the sale and service of alcoholic beverages (the “Liquor Licenses”) in the bar areas, restaurants, meeting and banquet rooms, guest rooms, and in-room mini-bars, if any, of the Hotel (the “Premises”).

WHEREAS, Owner, Tenant and/or Manager has applied for the issuance of new Liquor Licenses to Owner, Tenant and/or Manager (the “Liquor License Applicant”), but, as of the Effective Date, Liquor License Applicant has not obtained such Liquor Licenses.

WHEREAS, Manager or such other party designated by Owner (the “Designated Agent”) shall act as the Licensee’s designated agent with respect to alcoholic and non-alcoholic beverage sales, service (including room service), and other operations within the Premises (“Beverage Operations”).

WHEREAS, Owner desires that Licensee continue to hold the Liquor Licenses to provide continuity in the Beverage Operations.

WHEREAS, Licensee is willing to enter into this Agreement to allow for the provision of Beverage Operations in the Premises.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:

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ARTICLE XV.

ROLE OF LICENSEE; PROPERTY RIGHTS; TERM

Section 15.13  Appointment. Owner, Tenant and Manager, as applicable, hereby appoint Designated Agent, as agent of Licensee and Designated Agent, as agent of Licensee hereby accepts the appointment, as the sole and exclusive manager of Beverage Operations. Owner hereby grants Designated Agent nonexclusive possession of the Premises, and Designated Agent hereby accepts such nonexclusive grant of possession of the Premises; provided, however, Designated Agent shall be the sole and exclusive party to conduct or cause the conduct of Beverage Operations within the Premises.

Section 15.14  Inventory and Supplies. Owner and Tenant acknowledge that title to the inventory of alcoholic beverages (including wine and beer, the “Alcoholic Beverage Inventory”) on hand at the Hotel as of the date of Owner’s purchase of the Hotel has not passed to Owner, but has been retained by Licensee. To the extent permitted by law, at the end of the Term (as hereafter defined), Licensee shall assign to Liquor License Applicant, for no additional charge, but without warranty, all of its right, title, and interest in and to so much Alcoholic Beverage Inventory as may be on hand at the Hotel as of the last day of the Term. Owner or Tenant, at its sole expense, shall provide, order, and keep restocked in a timely manner all inventory of non-alcoholic beverages and of operating equipment and supplies (including glassware and other supplies, “Other Inventory”) necessary to conduct Beverage Operations in a manner consistent with past operating practices; and Licensee or Designated Agent shall have the right to use, consume, and sell Other Inventory in the conduct of Beverage Operations under this Agreement. Owner shall bear all risk of loss, breakage, or pilferage with respect to Other Inventory.

Section 15.15  Fixtures and Equipment; Maintenance; Surrender. Owner or Tenant shall provide, at Owner’s expense, and Designated Agent shall have the right to the nonexclusive use of, all fixtures, equipment, furnishings, and furniture necessary for conducting Beverage Operations in a manner consistent with past operating practices. At the end of the Term, Licensee and Designated Agent shall surrender the Premises to Owner in their then current condition, and Owner shall bear all risk of loss, damage, or destruction to the Premises or other portions of the Hotel.

Section 15.16   Term. This Agreement shall commence on the Effective Date and expire on the earlier to occur of the following (the "Term"):

(a)  the date which is ninety (90) days after the Effective Date;

(b)  the date on which the Liquor License Applicant obtains new Liquor Licenses;

(c)  the issuance of any final non-appealable ruling, decision or order by any court of competent jurisdiction or other governmental authority that (i) new Liquor Licenses shall not be issued to Liquor License Applicant, (ii) the suspension or revocation of the Liquor Licenses by the applicable governmental authority, or (ii) this Agreement is prohibited under applicable law; or

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(d)  the occurrence of an Event of Default by Owner or Tenant.

ARTICLE XVI.

REVENUE AND EXPENSES; PAYMENT TO OWNER

Section 16.13  Revenues. All gross revenue and receipts derived from Beverage Operations (“Beverage Revenues”) shall be deposited into a bank account established by Owner, Tenant or Manager in such party’s name for the benefit of Licensee or Designated Agent, as determined by Licensee (the “Account”). Upon the expiration of the Term, all funds remaining in the Account shall be retained by the Liquor License Applicant. To the extent Beverage Revenues are charged to guest rooms or otherwise centrally paid or collected through operations at the Hotel other than Beverage Operations, Owner shall separately account for such Beverage Revenues and remit the same to the Account from time to time at reasonable intervals established by Licensee or Designated Agent.

Section 16.14  Licensee Expenses. During the Term, all costs and expenses with respect to Beverage Operations (collectively, “Liquor Facilities Expenses”), including, without limitation, the following expenses, shall be paid out of the Account: (a) the cost of purchasing Alcoholic Beverage Inventory sufficient to replace Alcoholic Beverage Inventory used and consumed in connection with Beverage Operations during the Term, (b) fees payable to governmental agencies during the Term to keep the Liquor Licenses in full force and effect, (c) all wages, salaries and other commercially reasonable compensation and benefits paid to Beverage Employees, and (d) the premiums for the insurance policies required to be maintained under this Agreement. Notwithstanding anything to the contrary herein, in the event that Liquor Facilities Expenses exceed the amount in the Account at any given time, Owner and Tenant shall be responsible for the payment of such Liquor Facilities Expenses.

ARTICLE XVII.

BEVERAGE OPERATIONS

Section 17.13  Authority and Duties. Licensee or Designated Agent, as determined by Licensee, shall have the exclusive responsibility, authority, and control of the operation, direction, purchase, sale, storage, handling, management, and supervision of the Beverage Operations, subject to the terms of this Agreement, including the following authority:

(a)  the hiring and discharge of all employees performing services in connection with Beverage Operations;

(b)  the determination of all beverage service policies at the Hotel; and

(c)  the entering into of such contracts for the purchase and delivery of Alcoholic Beverage Inventory as Designated Agent shall from time to time consider appropriate.

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Section 17.14  Employees. Designated Agent shall, in its name and not as agent of Licensee, employ, direct, control and discharge, as the case may be, all personnel engaged in Beverage Operations (“Beverage Employees”).

Section 17.15  Records. Designated Agent shall keep full and adequate books of account and other records reflecting the results of the Beverage Operations. Designated Agent may elect to keep the books and records of the Beverage Operations in its home office or other suitable location, or at the Hotel and all such books and records shall be available to Licensee, Owner and their representatives at all reasonable times for examinations, audit, inspection and transcription. Designated Agent shall supply Licensee and Owner with copies of such books and records upon reasonable notice by Owner or Licensee.

ARTICLE XVIII.

INSURANCE

Section 18.13  Maintenance of Insurance. Throughout the Term, Owner or Tenant will maintain or cause to be maintained, policies of commercial general liability insurance (with contractual indemnity and ownership or operation of motor vehicles coverage) with the premiums thereon fully paid in advance, issued by and binding upon an insurance company authorized to transact business in the State of Virginia and of good financial standing, such insurance to afford minimum protection of not less than $5,000,000 combined single limit for each occurrence and $10,000,000 for the aggregate of all occurrences within each policy year. In addition, throughout the Term Owner shall also maintain (i) dram shop liquor liability insurance of at least $5,000,000 for the Premises; (ii) workers’ compensation insurance as required by law; and (iii) completed products insurance. The insurance required to be maintained by Owner hereunder shall name Licensee as an additional insured and shall only be cancelable following at least thirty (30) days written notice to Licensee. Owner shall furnish evidence of such insurance within ten (10) days after written request from Licensee.

Section 18.14  Waiver of Subrogation. Owner shall have all policies of insurance provide that the insurance company will have no right to subrogation against Licensee or any of its agents or employees or affiliates. Owner waives any claim against Licensee for any liability, cost, or expense (including attorney’s fees and disbursements) arising out of any insured claim, in part or in full of any nature whatsoever. The parties agree that all policies of insurance to be procured by the parties hereto shall permit the foregoing waiver.

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Section 18.15  Waiver and Indemnity. Licensee shall not, in the performance of this Agreement, be liable to Owner, Tenant or Designated Agent due to any act or omissions, negligent, tortuous or otherwise, of any agent or employee of Owner, Tenant or Designated Agent; nor shall Licensee, in the performance of this Agreement, be liable to Owner due to any act or omission of Licensee, its agents, employees, or affiliates (collectively, “Licensee Parties”). Owner shall indemnify, defend, and hold Licensee Parties (except for Designated Agent, if a party other than Licensee) harmless from any and all liabilities, damages, or claims incurred by Licensee Parties in connection with this Agreement or the Beverage Operations from and after the date hereof, INCLUDING, WITHOUT LIMITATION, ANY SUCH LIABILITIES, DAMAGES OR CLAIMS CAUSED BY THE NEGLIGENCE OF LICENSEE PARTIES.

ARTICLE XIX.

EVENTS OF DEFAULT; TERMINATION

Section 19.13  Events of Default. Each of the following shall constitute an “Event of Default” under this Agreement:

(a)  The failure of any party to pay when due any amount payable to another party under this Agreement for a period of ten (10) days after written notice from the other party that such payment is due and payable; or

(b)  Owner, Tenant, Designated Agent or Licensee fails fully to remedy any other breach of its obligations under this Agreement within thirty (30) days (or such longer time as the non-defaulting other party may in writing allow), after receipt of written notice from the other party specifying one or more of such breaches of this Agreement;

Section 19.14  Remedies. Upon the occurrence and during the continuation of an Event of Default, the non-defaulting party may terminate this Agreement upon written notice to the other party and except as to liabilities or claims which shall have accrued or arisen prior to or on account of such termination, all obligations hereunder shall cease. In any judicial proceeding in which the validity of termination is at issue, neither party will be limited to the reasons for default set forth in any notice sent pursuant to this Agreement.

ARTICLE XX.

MISCELLANEOUS

Section 20.13  Notices. Any notice, statement or demand required to be given under this Agreement shall be in writing and shall be deemed to have to been given if delivered personally or mailed by registered or certified mail, return receipt requested, addressed, as follows:

If to Licensee:    ______________________________
Telephone:
Facsimile:

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If to Tenant:
Telephone:
Facsimile:

If to Licensee:
Telephone:
Facsimile:

If to Designated Agent:
Telephone:
Facsimile:

Section 20.14  Survival. Unless expressly stated to the contrary, all obligations for any payment or reimbursement by one party to the other shall survive the end of the Term. The provisions of Sections 4.2 and 4.3 of this Agreement shall survive the end of the Term.

Section 20.15  Partial Invalidity. If any of the phrases, sentences, clauses or paragraphs contained in the Agreement shall be declared invalid by the final and unappealable order, decree, judgment or any court, this Agreement shall be construed as if such phrases, sentences, clauses or paragraphs had not been inserted, provided that the economic basis of this Agreement is not thereby altered.

Section 20.16  Modifications; Waivers. This Agreement may not be changed, modified or terminated, nor may any provision hereof be waived, except by a writing signed by the party to be charged with any such change, modification, termination or waiver. The waiver of any of the terms and conditions of this Agreement on any occasion or occasions shall not be deemed a waiver of such terms and conditions on any future occasion.

Section 20.17  Entire Agreement. This Agreement constitutes the entire Agreement between the parties relating to the subject matter hereof, superseding all prior agreements or undertakings, oral or written.

Section 20.18  Governing Law. This Agreement shall be governed by, interpreted under the construed and enforced in accordance with the laws of the State of Virginia and the courts of such State shall have jurisdiction over any matters arising hereunder.

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Section 20.19  Assignment. Owner, Tenant and Designated Agent may not without the prior written consent of Licensee, assign or transfer any of their respective rights under this Agreement to any other person, firm or company.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS HEREOF, Licensee and Owner have duly executed this Agreement as of the day and year first above written.

OWNER:
,
a

By:
Name:
Title:

TENANT:
,
a

By:
Name:
Title:

MANAGER:
,
a

By:
Name:
Title:

LICENSEE:
,
a

By:
Name:
Title:

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DESIGNATED AGENT:

,
a

By:
Name:
Title:

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EXHIBIT “P”
Schedule of Title Objections

(1)  Sellers will execute and deliver any affidavit or certificate reasonably requested of Seller by the Title Company in order to delete any requirements set forth in Schedule B-I of the Title Insurance Commitments and/or standard title exceptions set forth in Schedule B-II of the Title Insurance Commitments.

(2)  Sellers will pay or satisfy on or before Closing any monetary encumbrance reflected on Schedule B-I or Schedule B-II of the Title Insurance Commitments.

(3)  Sellers will provide a good standing letter from any third-party to any item in Schedule B-II of the Title Insurance Commitments, which such third-party is required to provide. Such estoppel will be in the form and content required under such item.

(4)   Seller will use good faith efforts to obtain a good standing letter from any third party to any CC&R’s set forth on Schedule B-II of any Title Commitment which imposes ongoing obligations on the owner under such CC&R’s (but does not specifically provide for a mechanism of obtaining such good standing letter) and if such third party refuses to provide such good standing letter, Seller agrees to provide and affidavit or certificate confirming that Seller is not in default in the performance of any such ongoing obligations.;

(5)  Sellers will deliver any required notice of the sale of the applicable Hotel to third-parties under any item in Schedule B-II of the Title Insurance Commitments.

(6)  Sellers will cooperate in good faith with Buyer to obtain any consent to the sale from any third-party required under any item in Schedule B-II of the Title Insurance Commitments, in form and content as required by such item.

(7)  To the extent that any item in Schedule B-II of the Title Insurance Commitments requires payments by the property owner of assessments or other monies to any third-party, Sellers will provide written confirmation from such third-party regarding payment of such amounts to the extent such third-party is obligated to do so. To the extent such third-party is not obligated and refuses to provide such confirmation, Sellers will provide Buyer with an affidavit or certified statement confirming the amounts payable and the status of payment of such amounts as current, and to the extent such Schedule B-II Item requires the owner to comply with any annual reporting requirements, to provide Buyer with a copy of the most recent annual report filed or submitted.

(8)  Seller will terminate or cause to be terminated any item in Schedule B-II of the Title Insurance Commitments which pursuant to the terms of the this Agreement are to be terminated at Closing including any Management Agreements that are not to be assumed, lender-related matters, lease agreements, and third party purchase options and rights of first refusal.

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EXHIBIT “Q”

Schedule of Properties With Non-Assumed Management Agreements

# Brand Property Name City ST Seller

1 CY Foothill Ranch  Lake Forest CA
2 TPS Newark Newark CA
3 CY Palm Desert Palm Desert CA
4 RI Palm Desert Palm Desert CA
5 RI Mira Mesa-San Diego San Diego CA
6 RI Sea World Orlando Orlando FL
7 CY Weston (Ft. Lauderdale) Weston FL
8 CY Alpharetta Alpharetta GA
9 CY Overland Park Overland Park KS
10 TPS Tewksbury Tewksbury MA
11 TPS Scarborough Scarborough ME
12 SHS Gaithersburg Gaithersburg MD
13 SHS Charlotte Charlotte NC
14 SHS Raleigh Durham Durham NC
15 TPS Mt. Laurel Mount Laurel NJ
16 RI Cottonwood (Salt Lake) Salt Lake City UT
17 SHS Centreville Centreville VA
18 RI Merrifield Falls Church VA